UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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DuPont de Nemours, Inc.

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2021 ANNUAL MEETING AND PROXY STATEMENT

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

At the 2021 Annual Meeting of Stockholders (the “Annual Meeting”), stockholders will vote on the following matters either by proxy or by voting online during the Annual Meeting:

Date: Wednesday, April 28, 2021 Time: 1:00 P.M. Eastern Daylight Time Location*: Online at www.virtualshareholdermeeting.com/DD2021

Agenda:

1.    Election of the 12 directors named in the Proxy Statement.

2.    Advisory resolution to approve executive compensation.

3.    Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021.

4.    Approval of an Amendment and Restatement of the Company’s Certificate of Incorporation.

5–7.  Stockholder proposals.

8.    Transaction of any other business as may properly come before the Annual Meeting.

How to Vote

Your vote is important. Whether or not you plan on attending the Annual Meeting virtually, please vote your shares as soon as possible by internet, telephone or mail.

BY INTERNET www.proxyvote.com	BY PHONE 1-800-690-6903 or the number provided on your voting instructions	BY MAIL Use the postage-paid envelope provided

The Board of Directors (the “Board”) of DuPont de Nemours, Inc. (the “Company” or “DuPont”) has set the close of business on March 8, 2021 as the record date for determining stockholders who are entitled to receive notice of the Annual Meeting and to vote.

As permitted by U.S. Securities and Exchange Commission (the “SEC”) rules, proxy materials were made available via the internet. Notice regarding availability of proxy materials and instructions on how to access those materials were mailed to certain stockholders of record on or about March 12, 2021 (the “Notice”). The instructions included how to vote online and how to request a paper copy of the proxy materials. This method of notice and access gives the Company a lower-cost way to furnish stockholders with their proxy materials.

Please see page 2 of the Proxy Statement for information on attending the Annual Meeting virtually.

Thank you for your continued support and your interest in DuPont de Nemours, Inc.

Peter W. Hennessey

VP, Associate General Counsel and Corporate Secretary

March 12, 2021

*

The Annual Meeting will be online and a completely virtual meeting of stockholders due to the ongoing public health impact of the coronavirus (COVID-19) pandemic. This decision was made in light of the protocols that federal, state, and local governments have imposed or may impose in the near future and taking into account the health and safety of our stockholders, directors and members of management and is consistent with the Company’s safety and health core values. The enclosed materials include instructions on how to participate in the Annual Meeting, including by voting and asking questions both before and during the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON APRIL 28, 2021

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

Cautionary Statement Regarding Forward Looking Statements

This proxy statement contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” and similar expressions and variations or negatives of these words.

Effective August 31, 2017, E. I. du Pont de Nemours and Company (“EID”) and The Dow Chemical Company (“TDCC”) each merged with subsidiaries of DowDuPont Inc. (n/k/a “DuPont”) and, as a result, EID and TDCC became subsidiaries of the Company (the “DWDP Merger”). On April 1, 2019, the Company completed the separation of the materials science business through the spin-off of Dow Inc., (“Dow”) including Dow’s subsidiary TDCC (the “Dow Distribution”). On June 1, 2019, the Company completed the separation of the agriculture business through the spin-off of Corteva, Inc. (“Corteva”) including Corteva’s subsidiary EID, (the “Corteva Distribution and together with the Dow Distribution, the “DWDP Distributions”). Following the Corteva Distribution, DuPont holds the specialty products business as continuing operations. On February 1, 2021, the Company completed the divestiture of the Nutrition & Biosciences (“N&B”) business to International Flavors & Fragrance Inc. (“IFF”) in a Reverse Morris Trust transaction (the “N&B Transaction”) that resulted in IFF issuing shares to DuPont stockholders.

Forward-looking statements address matters that are, to varying degrees, uncertain and subject to risks, uncertainties and assumptions, many of which that are beyond DuPont’s control, that could cause actual results to differ materially from those expressed in any forward-looking statements. Forward-looking statements are not guarantees of future results. Some of the important factors that could cause DuPont’s actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) ability to achieve anticipated tax treatments in connection with the N&B Transaction or the DWDP Distributions; (ii) changes in relevant tax and other laws; (iii) indemnification of certain legacy liabilities of EID in connection with the Corteva Distribution; (iv) risks and costs related to the DWDP Distributions and the N&B Transaction and potential liability arising from fraudulent conveyance and similar laws; (v) risks and costs related to the performance under and impact of the cost sharing arrangement by and between DuPont, Corteva and The Chemours Company related to future eligible PFAS costs; (vi) failure to effectively manage acquisitions, divestitures, alliances, joint ventures and other portfolio changes, including meeting conditions under the Letter Agreement entered in connection with the Corteva Distribution, related to the transfer of certain levels of assets and businesses; (vii) uncertainty as to the long-term value of DuPont common stock; (viii) potential inability or reduced access to the capital markets or increased cost of borrowings, including as a result of a credit rating downgrade; (ix) risks and uncertainties related to the novel coronavirus (COVID-19) and the responses thereto (such as voluntary and in some cases, mandatory quarantines as well as shut downs and other restrictions on travel and commercial, social and other activities) on DuPont’s business, results of operations, access to sources of liquidity and financial condition which depend on highly uncertain and unpredictable future developments, including, but not limited to, the duration and spread of the COVID-19 outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions resume; and (x) other risks to DuPont’s business, operations; each as further discussed in detail in and results of operations as discussed in DuPont’s annual report on Form 10-K for the year ended December 31, 2020 and its subsequent reports on Form 10-Q and Form 8-K. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on DuPont’s consolidated financial condition, results of operations, credit rating or liquidity. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. DuPont assumes no obligation to publicly provide revisions or updates to any forward-looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

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PROXY STATEMENT SUMMARY

Annual Meeting of Stockholders

Date and Time	Place	Record Date
April 28, 2021 1:00 P.M. Eastern Daylight Time	Online at www.virtualshareholdermeeting.com/DD2021	March 8, 2021

Meeting Agenda and Voting Recommendations

Agenda Item		Board Recommendation	Page
1:	ELECTION OF DIRECTORS	FOR EACH NOMINEE	17

2:	ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION	FOR	60

3:	RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	FOR	61

4:	AMENDMENT AND RESTATEMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO DECREASE THE OWNERSHIP THRESHOLD FOR STOCKHOLDERS TO CALL A SPECIAL MEETING	FOR	64

5:	STOCKHOLDER PROPOSAL – RIGHT TO ACT BY WRITTEN CONSENT	AGAINST	66

6:	STOCKHOLDER PROPOSAL – ANNUAL DISCLOSURE OF EEO-1 DATA	AGAINST	68

7:	STOCKHOLDER PROPOSAL – ANNUAL REPORT ON PLASTIC POLLUTION	AGAINST	71

This summary highlights information contained elsewhere in this Proxy Statement. It does not contain all information that you should consider, and you should read the entire Proxy Statement carefully before voting.

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PROXY STATEMENT SUMMARY (continued)

Executive Summary

We are a global innovation leader with technology-based materials and solutions that help transform industries and everyday life. Our employees apply diverse science and expertise to help customers advance their best ideas and deliver essential innovations in key markets including electronics, transportation, construction, water, healthcare and worker safety.

On February 1, 2021, we completed the divestiture of our Nutrition & Biosciences (“N&B”) business to International Flavors & Fragrance Inc. (“IFF”) in a Reverse Morris Trust transaction (the “N&B Transaction”) that resulted in IFF issuing shares to DuPont stockholders.

In conjunction with the closing of the N&B Transaction on February 1, 2021, we announced changes to our management and reporting structure. These changes resulted in the following:

•	Realignment of certain businesses from Transportation & Industrial to Electronics & Imaging which was renamed Electronics & Industrial;
•	Dissolution of the Non-Core segment with the businesses to be divested and previously divested reflected in Corporate;
•	Realignment of the remaining Non-Core businesses to Transportation & Industrial which was renamed Mobility & Materials; and
•	Safety & Construction was renamed Water & Protection.

To assist you in reviewing the proposals to be acted upon at the Annual Meeting, we call your attention to the following information about the Company’s 2020 financial performance, our key corporate governance policies and practices, and key executive compensation actions and decisions. The following description is only a summary. For more complete information about these topics, please review the Company’s Annual Report on Form 10-K and this Proxy Statement. The financial performance highlights contained herein are presented on the same basis as the Company’s Annual Report on Form 10-K.

2020 Financial Performance Highlights

•	Full year 2020 GAAP EPS from continuing operations of $(3.95); and adjusted EPS* of $3.36
•	Full year 2020 Net Sales of $20.4 billion
•	Full year 2020 GAAP Loss from continuing operations of $(2.9) billion and total Operating EBITDA* of $5 billion

*	See Appendix A for a reconciliation of non-GAAP measures to the most directly comparable U.S. GAAP financial measures.

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PROXY STATEMENT SUMMARY (continued)

Director Nominees

You are being asked to vote on the election of 12 directors. All directors are elected annually. Detailed information about each director’s background, skills and expertise can be found in Agenda Item 1 — Election of Directors.

(As of the date of the Proxy Statement) Name Age Current Position	Independent	Audit Committee	Nomination and Governance Committee	People and Compensation Committee	Environment, Health, Safety & Sustainability Committee	Other Current Public Boards
Amy G. Brady
Age 54 Chief Information Officer & Executive Vice President, KeyCorp	X	X			X
Edward D. Breen
Age 64 Executive Chairman and Chief Executive Officer, DuPont de Nemours, Inc.						2
Ruby R. Chandy
Age 59 Former President, Industrial Division Pall Corporation	X	X			CH	2
Franklin K. Clyburn, Jr.
Age 56 Executive Vice President, Chief Commercial Officer, Merck	X		X	CH elect
Terrence R. Curtin
Age 52 Chief Executive Officer, TE Connectivity	X	X	X			1
Alexander M. Cutler
Age 69 Retired Chair and Chief Executive Officer, Eaton	X		CH	X		1
Eleuthère I. du Pont
Age 54 President, Longwood Foundation	X	X	X			1
Luther C. Kissam
Age 56 Partner, Bernhard Capital Partners Management, LP	X	X	X			2
Frederick M. Lowery
Age 50 Senior Vice President, Thermo Fisher, President Life Sciences and Laboratory Products Groups	X			X	X
Raymond J. Milchovich
Age 71 Chief Executive Officer, NTS	X			X	X
Deanna M. Mulligan*
Age 57 Former Board Chair, Director, CEO & President, Guardian Life Insurance Company	X
Steven M. Sterin
Age 49 Former Executive Vice President & Chief Financial Officer, Andeavor	X	CH			X	1

CH = Chair

* Rajiv L. Gupta is of retirement age under the terms of our Corporate Governance Guidelines and is not standing for reelection in 2021. Ms. Mulligan has been nominated by the Board to fill the vacancy created by Mr. Gupta’s retirement. The Board expects to appoint Ms. Mulligan to the Board in advance of its April meeting which will occur prior to the Annual Meeting.

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PROXY STATEMENT SUMMARY (continued)

Corporate Governance Best Practices

As part of DuPont’s commitment to high ethical standards, the Board follows sound governance practices. These practices, which are summarized below, are described in more detail beginning on page 4 of the Proxy Statement.

Board Independence and Diversity	Director Elections	Board Practices	Stock Ownership Requirements	Stockholder Rights
11 of 12 director nominees are independent Independent Board Committees 25% of director nominees are women 25% of director nominees identify as diverse	Annual Board elections Directors are elected by a majority of votes cast Directors not elected by a majority of votes cast are subject to the Company’s resignation policy

Non-employee
directors meet in

executive session without

management at
each
regularly scheduled
Board meeting

Annual Board

and Committee

self-evaluations

Annual director

evaluations

Board retirement policy

			Directors are required to hold Company granted shares until retirement Executives and directors prohibited from hedging or pledging Company stock	Stockholder right to call special meetings (with a 25%* ownership threshold) No super-majority stockholder voting requirements Eligible stockholders are able to nominate directors through proxy access

* Management has included a proposal in this Proxy Statement to reduce the ownership threshold to 15%. Please see Agenda Item 4 on page 64.

Executive Compensation

In February 2020, the Board made key leadership changes in a move to aggressively accelerate operational performance and ensure the Company was able to deliver business improvement commitments. Mr. Breen was appointed Chief Executive Officer, a role he previously held from 2017 through June 2019 and from 2015 to 2017 at EID, and Ms. Koch was appointed Chief Financial Officer. Restoring Mr. Breen to the CEO role enabled the Company to draw more directly on his substantial operating experience.

As 2020 began to unfold, it became evident that senior leadership needed to quickly change 2020 priorities in response to the pandemic and work collectively to ensure the safety and well-being of employees, maintain business continuity, and strengthen the Company’s balance sheet and financial position. As an essential provider of personal protective equipment and important materials in other companies’ supply chains, the Company announced a number of initiatives in the first half of the year to combat the COVID-19 pandemic, including a significant increase in the production of Tyvek® garments. The Company also implemented a number of proactive measures early in the pandemic to enhance its already strong liquidity position and improve working capital, including completion of a bond offering in May to satisfy debt maturities due in November 2020, delay of certain capital investments, idling production at several manufacturing sites, accelerating working capital initiatives and taking actions to reduce run-rate costs on a going forward basis.

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PROXY STATEMENT SUMMARY (continued)

The Company also continued to focus on the advancement of key strategic actions throughout 2020. On February 1, 2021, DuPont completed the N&B Transaction. In connection with the N&B Transaction, the Company received a one-time cash payment of about $7.3 billion (subject to potential post-closing adjustments). In addition, in the third quarter of 2020, the Company completed the sale of its trichlorosilane business (“TCS Business”) along with its equity ownership interest in DC HSC Holdings LLC and Hemlock Semiconductor L.L.C. (“The HSC Group”) to The Hemlock Group. In the fourth quarter of 2020, the Company entered into a definitive agreement to sell its Biomaterials business unit. In January 2021, the Company entered into separate definitive agreements to sell its Clean Technologies and Solamet businesses.

The 2020 compensation of our NEOs appropriately reflects and rewards their significant contributions to the Company’s performance in a year that presented unique and unprecedented challenges for our senior leadership team to manage.

Executive Compensation Governance Practices

Compensation of the executive officers of the Company, including that of the named executive officers, is overseen by the People and Compensation Committee (the “Compensation Committee”) (or, in the case of the Executive Chairman and Chief Executive Officer, by the Compensation Committee and the independent members of the Board). The Board and the Compensation Committee were assisted in performance of their oversight duties by an independent compensation consultant.

The following summarizes key governance characteristics related to the executive compensation programs in which the NEOs participate:

Key Executive Compensation Practices
What We Do	What We Don’t Do

✓   Active stockholder engagement

✓   Strong links between executive compensation outcomes and company financial and market performance

✓   Each component of target pay benchmarked with respect to the peer group or the general market, as applicable

✓   Carefully structured peer group with annual Compensation Committee review

✓   Significant focus on performance-based pay

✓   Stock ownership requirements of six times base salary for the CEO and three times base salary for the other NEOs

✓   100% independent Compensation Committee

✓   Clawback policy covering both cash and equity

✓   Use of executive compensation statements (“tally sheets”)

✓   Independent compensation consultant reporting to the Compensation Committee

×   No single-trigger change in control agreements

×  No option repricing, reloads, exchanges or options granted below market value without stockholder approval

×   No excise tax gross ups

×   No plans that encourage excess risk taking

×   No hedging or pledging of Company’s securities

×   No liberal share counting

×   No excess dilution through careful monitoring of burn rate and overhang

×   No minimum payouts under the Long-Term Incentive Plan

vi

2021 Annual Meeting of Stockholders

DuPont de Nemours, Inc.

vii

viii

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON APRIL 28, 2021

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

Stockholders may request their proxy materials be delivered to them electronically in 2022 by visiting

https://enroll.icsdelivery.com/dd.

VOTING, QUESTION AND ATTENDANCE PROCEDURES

In this Proxy Statement, you will find information on the Board of Directors (the “Board”) of DuPont de Nemours, Inc., the candidates for election to the Board, and six other items to be voted upon at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournment or postponement of the Annual Meeting. The background information in this Proxy Statement has been supplied to you at the request of the Board to help you decide how to vote and to provide information on the Company’s corporate governance and compensation practices. This Proxy Statement is first being distributed to stockholders on or about March 12, 2021.

Vote Your Shares in Advance

You may vote your shares by internet, telephone or signing and returning the enclosed proxy or other voting instruction form. Your shares will be voted only if the proxy or voting instruction form is properly executed and received by the independent Inspectors of Election prior to the Annual Meeting. Except as provided below with respect to shares held in employee savings plans, if no specific instructions are given by you when you execute your voting instruction form, as explained on the form, your shares will be voted as recommended by the Board.

You may revoke your proxy or voting instructions at any time before their use at the Annual Meeting by sending a written revocation, by submitting another proxy or voting form on a later date, or by voting virtually at the Annual Meeting. No matter which voting method you choose, however, you should not vote any single account more than once unless you wish to change your vote. Be sure to submit votes for each separate account in which you hold DuPont common stock.

Confidential Voting

The Company maintains vote confidentiality. Proxies and ballots of all stockholders are kept confidential from the Company’s management and Board unless disclosure is required by law and in other limited circumstances. The policy further provides that employees may confidentially vote their shares of Company stock held by employee savings plans and requires the appointment of an independent tabulator and Inspectors of Election for the Annual Meeting.

Dividend Reinvestment Plan Shares and Employee Savings Plan Shares

If you are enrolled in the direct stock purchase and dividend reinvestment plan administered by Computershare Trust Company, N.A. (the “Computershare CIP”), the DuPont common stock owned on the record date by you directly in registered form, plus all shares of common stock held for you in the Computershare CIP, will appear together on a single proxy voting form. If no instructions are provided by you on an executed proxy voting form, your Computershare CIP shares will be voted as recommended by the Board.

Participants in various employee savings plans will receive a voting instruction form. Your executed form will provide voting instructions to the respective plan trustee. If no instructions are provided, the plan trustees and/or administrators for the relevant employee savings plan will vote the shares according to the provisions of the relevant employee savings plan. To allow sufficient time for voting, your voting instructions must be received by 11:59 P.M. Eastern Daylight Time on April 23, 2021. You may not vote your shares held in an employee savings plan virtually at the Annual Meeting.

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VOTING, QUESTION AND ATTENDANCE PROCEDURES (continued)

DuPont Shares Outstanding and Quorum

At the close of business on the record date, March 8, 2021, there were 534,525,262 shares of DuPont common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote. The holders of at least 50% of the issued and outstanding shares of common stock entitled to vote that are present in person or represented by proxy constitute a quorum for the transaction of business at the Annual Meeting.

For Agenda Item 1: Election of Directors, each nominee must receive more FOR votes than AGAINST votes in order to be elected. For Agenda Item 4: Amendment and Restatement of the Company’s Certificate of Incorporation, the proposal must receive FOR votes from a majority of the outstanding shares of the Company’s capital stock in order to be approved. For Agenda Items 2 and 3 and Agenda Items 5 through 7, each such item must receive more FOR votes than AGAINST votes in order to be approved. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Annual Meeting but will not be counted or have an effect on the outcome of any matter except as specified below with respect to Agenda Item 3.

Broker non-votes occur when a person holding shares through a bank or broker, meaning that their shares are held in a nominee name or beneficially through such bank or broker, does not provide instructions as to how to vote their shares and the bank or broker is not permitted to exercise voting discretion. Under New York Stock Exchange (“NYSE”) rules, your bank or broker may vote shares held in beneficial name only on Agenda Item 3: Ratification of the Appointment of the Independent Registered Public Accounting Firm, without instruction from you, but may not vote on any other matter to be voted on at the Annual Meeting.

Proxy Solicitation on Behalf of the Board

The Board is soliciting proxies to provide an opportunity for all stockholders to vote, whether or not the stockholders are able to attend the Annual Meeting or an adjournment or postponement thereof. Directors, officers and employees may solicit proxies on behalf of the Board in person, by mail, by telephone or by electronic communication. The proxy representatives of the Board will not be specially compensated for their services in this regard.

DuPont has retained Innisfree M&A Incorporated to aid in the solicitation of stockholders (primarily brokers, banks and other institutional investors) for an estimated fee of $25,000, plus reasonable expenses. Arrangements have been made with brokerage houses, nominees and other custodians and fiduciaries to send materials to their principals, and their reasonable expenses will be reimbursed by DuPont on request. The cost of solicitation will be borne by DuPont.

Participating in the Annual Meeting

The Annual Meeting will be online and a completely virtual meeting of stockholders due to the ongoing public health impact of the coronavirus (COVID-19) pandemic. This decision was made in light of the protocols that federal, state, and local governments have imposed or may impose in the near future and taking into account the health and safety of our stockholders, directors and members of management and is consistent with the Company’s safety and health core values. Conducting a virtual meeting will also allow stockholders whose travel may be restricted due to COVID-19 to partake in the meeting.

We cordially invite all stockholders to participate in the Annual Meeting. To participate in the Annual Meeting, you will need the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card, or on the voting instructions that accompanied your proxy materials. Please have your 16-digit control number readily available and log on to the Annual Meeting by visiting www.virtualshareholdermeeting.com/DD2021 and entering your 16-digit control number. You may begin to log into the meeting platform beginning at 12:30 p.m. EDT on April 28, 2021. The meeting will begin promptly at 1:00 p.m. EDT on April 28, 2021. A list of stockholders of record entitled to vote will be open to any stockholder for any purpose relevant to the Annual Meeting for ten days before the Annual Meeting, during normal business hours, at the Office of the Corporate Secretary. A list of stockholders as of the close of business on the record date will also be available for examination by the stockholders during the whole time of the meeting at www.virtualshareholdermeeting.com/DD2021.

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and

2

VOTING, QUESTION AND ATTENDANCE PROCEDURES (continued)

plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

We are committed to ensuring our stockholders have the same rights and opportunities to participate in the Annual Meeting as if it been held in a physical location. If you wish to submit a question before the meeting, you may log into www.proxyvote.com and enter your 16-digit control number. Once past the login screen, click on “Question for Management,” type in your question, and click “Submit.” Alternatively, if you want to submit your question during the meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/DD2021, type your question into the “Ask a Question” field, and click “Submit.”

Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions regarding personal matters, including those related to employment or product or service issues, are not pertinent to meeting matters and therefore will not be answered.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page. Technical support will be available starting at 12:30 p.m. EDT on April 28, 2021 and through the conclusion of the meeting.

Whether or not you expect to attend the Annual Meeting virtually, please vote your shares in one of the ways described in this Proxy Statement as promptly as possible.

Other Matters

The Board does not intend to present any business at the Annual Meeting that is not described in this Proxy Statement. The enclosed proxy or other voting instruction form confers upon the designated persons the discretion to vote the shares represented in accordance with their best judgment. Such discretionary authority extends to any other properly presented matter. The Board is not aware of any other matter that may properly be presented for action at the Annual Meeting.

3

CORPORATE GOVERNANCE

Strong corporate governance is an integral part of DuPont’s core values. Within this section, you will find information about the Board and its governance structure and processes.

DuPont Board Corporate Governance Guidelines

The Corporate Governance Guidelines form an important framework for the Board’s corporate governance practices and assist the Board in carrying out its responsibilities. The Board reviews these guidelines periodically to consider the need for amendments or enhancements. Among other things, these guidelines delineate the Board’s responsibilities, leadership structure, independence, qualifications, election, annual self-evaluation, and access to management and advisors.

We invite you to visit the Company’s website at https://www.investors.dupont.com/investors/dupont-investors/corporate-governance to review the following governance documents:

•	Director Code of Conduct

•	Employee Code of Conduct

•	Amended and Restated Certificate of Incorporation

•	Fourth Amended and Restated Bylaws

•	Corporate Governance Guidelines

•	Code of Financial Ethics

•	Board Committee Charters and Membership

•	Conflict Minerals and Human Rights Reports and Policies

Director Independence

The Board has assessed the independence of each director who is currently on the Board or who served on the Board during the last fiscal year in accordance with the standards of independence of the NYSE, SEC rules and as described in the Corporate Governance Guidelines. Based upon these standards, the Board has determined that all of the directors who are currently on the Board or who served on the Board during the last fiscal year other than Mr. Breen are independent. The current independent directors constitute a “substantial majority” of the Board, consistent with Board policy. In addition, the Board has determined that each of the nominees for director other than Mr. Breen is independent. The Nomination and Governance Committee, as well as the Board, will annually review relationships that directors may have with the Company and members of management to make a determination as to whether there are any material relationships that would preclude a director from being independent.

All members of the Audit, People and Compensation, Nomination and Governance, and Environment, Health, Safety and Sustainability Committees are independent directors under the Corporate Governance Guidelines and applicable regulatory and listing standards.

Board Leadership Structure

The Board is responsible for broad corporate policy and overall performance of the Company through oversight of management and stewardship of the Company. Among other duties, the Board appoints the Company’s officers, assigns to them responsibility for management of the Company’s operations, and reviews their performance.

Mr. Breen served as the Chief Executive Officer of the Company from the closing of the DWDP Merger until the completion of the Corteva Distribution. Following the Corteva Distribution, Mr. Breen was appointed as the Executive Chairman of the Company and C. Marc Doyle was appointed Chief Executive Officer of the Company. Upon the departure of Mr. Doyle effective February 17, 2020, Mr. Breen became Executive Chairman and Chief Executive Officer of the Company. The Board believes that Mr. Breen’s service as both Executive Chairman and Chief Executive Officer is appropriate because of Mr. Breen’s role in orchestrating the DWDP Merger, the Dow Distribution, the Corteva Distribution and the N&B Transaction, as well as his proven track record of generating

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CORPORATE GOVERNANCE (continued)

significant stockholder value. Because Mr. Breen serves in both the roles of Executive Chairman and Chief Executive Officer, the Board has established a robust Lead Independent Director role and appointed Mr. Cutler to serve as Lead Independent Director. As Lead Independent Director, Mr. Cutler’s responsibilities include:

•	presiding at all meetings of the Board at which the Executive Chairman is not present, including executive sessions of the Board’s independent directors;

•	serving as liaison between any non-independent directors (including the Executive Chairman), on the one hand, and the independent directors, on the other hand;

•	reviewing and approving information sent to the Board;

•	reviewing meeting agendas and schedules and consulting with the Executive Chairman regarding the same;

•	if requested by major stockholders, ensuring that he is available for consultation and direct communication;

•	serving as focal point for stockholder communications and requests for consultation that are, in each case, addressed to independent members of the Board;

•	reviewing and approving meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	calling meetings of the Board’s independent directors; and

•

seeking to promote a strong Board culture, including the participation of all directors in an environment of open dialogue, constructive feedback and effective communication across the Board’s committees and among the Executive Chairman, the Board as a whole, the Board’s committees and with regard to senior management.

Committees

Committees perform many important functions. The responsibilities of each Committee are stated in their respective Committee charters which are available at https://www.investors.dupont.com/investors/dupont-investors/corporate-governance. The Board, upon the recommendation of the Nomination and Governance Committee, elects members to each Committee and has the authority to change Committee chairs, memberships and the responsibilities of any Committee as set forth in the Bylaws.

The Board currently has four Committees: (i) Audit Committee; (ii) Nomination and Governance Committee; (iii) People and Compensation Committee; and the (iv) Environment, Health, Safety and Sustainability Committee (“EHS&S Committee”).

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CORPORATE GOVERNANCE (continued)

A brief description of the responsibilities of the Committees are as follows:

Committees

Audit Committee

All members of the Audit Committee are independent directors under the Board’s Corporate Governance Guidelines and applicable regulatory and listing standards.

Held nine meetings during 2020.

•  Nominates, engages and replaces, as appropriate, the Company’s independent registered public accounting firm, subject to stockholder ratification, to audit the Company’s Consolidated Financial Statements.

•  Reviews and approves the Audit Committee Pre-Approval Policy of audit and non-audit services provided by the Company’s independent registered public accounting firm (the “Pre-Approval Policy”).

•  Provides oversight on the external reporting process and the adequacy of the Company’s internal controls.

•  Reviews effectiveness of the Company’s systems, procedures and programs designed to promote and monitor compliance with applicable laws and regulations and receives prompt reports on compliance matters that could adversely impact the Company’s external reporting process or adequacy of internal controls.

•  Reviews the scope of the audit activities of the independent registered public accounting firm and the Company’s internal auditors and appraises audit efforts of both.

•  Reviews services provided by the Company’s independent registered public accounting firm and other disclosed relationships as they bear on the independence of the Company’s independent registered public accounting firm.

•  Establishes procedures for the receipt, retention and resolution of complaints regarding accounting, internal controls or auditing matters.

A Summary of the Pre-Approval Policy is included as part of Agenda Item 3: Ratification of the Appointment of the Independent Registered Public Accounting Firm in this Proxy Statement.

Nomination and Governance Committee

All members of the Nomination and Governance Committee are independent directors under the Board’s Corporate Governance Guidelines and applicable regulatory and listing standards.

Held six meetings during 2020.

•  Develops and recommends to the Board a set of corporate governance guidelines for the Company.

•  Establishes the process for identifying and evaluating director nominees, determines the qualifications, qualities, skills and other expertise required to be a director, and recommends to the Board nominees for election to the Board.

•  Monitors the functioning of Board Committees.

•  Oversees the Board’s new director orientation program.

•  Oversees the annual assessment of the Board and its Committees.

•  Oversees the Company’s corporate governance practices, including reviewing and recommending to the Board for approval any changes to the Company’s Code of Conduct and Code of Financial Ethics, Certificate of Incorporation, Bylaws and Committee charters.

•  Oversees the Company’s compliance programs, including the Code of Conduct and Code of Financial Ethics.

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CORPORATE GOVERNANCE (continued)

People and Compensation Committee

All members of the People and Compensation Committee are independent directors under the Board’s Corporate Governance Guidelines and applicable regulatory and listing standards.

Held eight meetings during 2020.

•    Retains any compensation consultants that the Committee, in its sole discretion, deems appropriate to fulfill its duties and responsibilities; the Committee sets the compensation and oversees the work of the consultants, including approval of an applicable executive compensation peer group.

•    Assesses current and future senior leadership talent for Company officers.

•    Assists the Board in the CEO succession planning process.

•    Reviews and approves the Company’s programs for executive development, performance and skills evaluations.

•    Conducts an annual review of the Company’s diversity talent and diversity representation on the slate for key positions.

•    Oversees the Company’s human capital management.

•    Reviews and approves the goals and objectives relevant to the CEO’s compensation, oversees the performance evaluation of the CEO based on such goals and objectives and, together with the other independent members of the Board, determines and approves the CEO’s compensation based on this evaluation.

•    Reviews and approves all compensation and employment arrangements, including severance agreements, of the Company’s executive officers and named executive officers other than the CEO.

•    Reviews the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, and evaluates compensation policies and practices that could mitigate any such risk.

•    Works with management to develop the Compensation Discussion and Analysis and other compensation disclosures for inclusion in the Company’s Annual Report on Form 10-K, annual meeting Proxy Statement or any other filings with the SEC.

•    Considers the voting results of any say-on-pay or related stockholder proposals.

•    Recommends non-employee directors’ compensation to the Board.

Environment, Health, Safety & Sustainability Committee

All members of the Environment, Health, Safety and Sustainability Committee are independent directors under the Board’s Corporate Governance Guidelines and applicable regulatory and listing standards.

Held five meetings during 2020.

•    Assesses the effectiveness of, and advises the Board on, corporate responsibility programs and initiatives, including the Company’s public policy, environment, health, safety and sustainability (“EHS&S”) policies and programs and matters impacting the Company’s public reputation.

•    Oversees and advises the Board on the Company’s corporate citizenship and corporate social responsibility programs and activities, including public policy management, advocacy priorities, philanthropic contributions, and corporate reputation management.

•    Reviews the Company’s public policy positions, strategy regarding political engagement and corporate social responsibility initiatives.

•    Assesses the Company’s EHS&S policies and performance and makes recommendations to the Board and the management of DuPont with regard to the same.

•    Reviews and provides input to management regarding the management of current and emerging EHS&S issues and reports periodically to the Board on EHS&S matters affecting DuPont.

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CORPORATE GOVERNANCE (continued)

Committee Membership

The following chart shows the current Committee membership:

Committees
Director	Audit	Nomination and Governance	People and Compensation	EHS&S

Amy G. Brady*	X			X

Edward D. Breen

Ruby R. Chandy*	X			CH

Franklin K. Clyburn, Jr.*		X	CH elect[1]

Terrence R. Curtin*	X	X

Alexander M. Cutler*		CH	X

Eleuthère I. du Pont*	X	X

Rajiv L. Gupta*			CH1	X

Luther C. Kissam*	X	X

Frederick M. Lowery*			X	X

Raymond J. Milchovich*			X	X

Steven M. Sterin*	CH			X

* = Independent    CH = Chair

1 Mr. Gupta currently chairs the P&C Committee; however, he is of retirement age under the terms of our Corporate Governance Guidelines and is not standing for reelection in 2021. Mr. Clyburn will assume the role of Chair of the P&C Committee in April 2021.

Board’s Role in the Oversight of Risk Management

The Board is responsible for overseeing the overall risk management process for the Company. Risk management is considered a strategic activity within the Company and responsibility for managing risk rests with executive management while the Committees and the Board as a whole participate in the oversight of the process. Specifically, the Board as a whole has responsibility for overseeing the strategic planning process and reviewing and monitoring management’s execution of the corporate and business plan. The Board is also responsible for overseeing risks associated with business continuity, cybersecurity and innovation. Each Committee is responsible for oversight of specific risk areas relevant to their respective charters.

The Board, acting through its committee structure, is responsible for overseeing that management implements and follows this risk management process and for coordinating the outcome of reviews by Committees in their respective risk areas.

Committee	Area(s) of Risk Management Oversight Responsibility

Audit Committee	Management and effectiveness of accounting, auditing, external reporting, compliance and internal controls, and protection of intellectual property and trade secrets

Nomination and Governance Committee	Director independence, potential conflicts of interest and other ethics and compliance

People and Compensation Committee	The Company’s executive compensation practices, human capital management and leadership succession planning

Environment, Health, Safety & Sustainability Committee

Emerging regulatory developments related to safety, health and environment and public policy management matters, as well as chemical stewardship, geopolitical risk, process safety and production quality

Although each Committee is responsible for overseeing the management of certain risks as described above, the full Board is regularly informed by the Committees about these risks. This enables the Board and the Committees to coordinate risk oversight and the relationships among the various risks faced by the Company.

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CORPORATE GOVERNANCE (continued)

Succession Planning

The Board believes that one of its primary responsibilities is to oversee the development and retention of senior talent and to ensure that an appropriate succession plan is in place for the Chief Executive Officer and other members of senior management. The People and Compensation Committee, together with the Chief Executive Officer, regularly reviews senior management talent, including readiness to take on additional leadership roles and developmental opportunities needed to prepare senior leaders for greater responsibilities. In addition, the People and Compensation Committee regularly discusses recommendations and evaluations from the Chief Executive Officer as to potential successors to fill senior positions. The Chief Executive Officer also provides a regular review to the People and Compensation Committee assessing the members of the executive leadership team and his or her potential to succeed him. This review includes a discussion about development plans for senior leaders to help prepare them for future succession and contingency plans in the event the Chief Executive Officer is unable to serve for any reason (including death or disability). While the People and Compensation Committee has the primary responsibility to develop succession plans for the Chief Executive Officer position, it regularly reports to the Board and decisions are made at the Board level.

Stockholder Engagement

Throughout the year, the Company continued extensive outreach to stockholders. Through this outreach, the management team updated investors on a range of topics such as the N&B transaction with IFF, the overall business strategy, current business conditions, corporate citizenship and sustainability, corporate governance practices and executive compensation, as well as gained an understanding of the perspectives and concerns of each investor. The Board and management team carefully consider the feedback from these meetings, as well as stockholder support, when reviewing the business, corporate governance and executive compensation profiles of the Company.

Communications with the Board and Directors

Stockholders and other parties interested in communicating directly with the Board, the Executive Chairman, the Lead Independent Director or other independent directors, may do so by writing in care of the Office of the Corporate Secretary, 974 Centre Road, CRP Building 730, Wilmington, DE 19805. Pursuant to our Corporate Governance Guidelines, our Lead Independent Director is available for consultation and direct communication if requested by major stockholders.

The Board’s independent directors have approved procedures for handling correspondence received by the Company and addressed to the Board, the Executive Chairman, the Lead Independent Director or other outside directors. Communications will be distributed to any or all directors as appropriate depending upon the individual communication. However, the directors have requested that communications that do not directly relate to their duties and responsibilities as directors of the Company be excluded from distribution and deleted from email that they access directly. Such excluded items include “spam”; advertisements; mass mailings; form letters and email campaigns that involve unduly large numbers of similar communications; solicitations for goods, services, employment or contributions; surveys; and individual product inquiries or complaints. Additionally, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will also be screened for omission by the Office of the Corporate Secretary. Any omitted or deleted communication will be made available to any director upon such director’s request. Concerns relating to accounting, internal controls, auditing or ethical matters are brought to the attention of the internal audit function and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Board, Committees and Annual Meeting Attendance

During 2020, DuPont held 15 Board meetings and 28 Committee meetings. All of the incumbent directors attended more than 75% of the sum of the total number of Board meetings and the total number of meetings of the Committees on which the director served during the past year. All directors are encouraged to attend the Annual Meetings of Stockholders, and in 2020, all 12 of the directors then serving on the DuPont Board attended the Annual Meeting of Stockholders held on May 27, 2020.

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CORPORATE GOVERNANCE (continued)

Executive Sessions of Directors

The non-employee directors meet in executive session in connection with each regularly scheduled meeting of the Board, and at other times as they may determine appropriate. During 2020, there were thirteen executive sessions of the Board chaired by the Lead Independent Director for the Board. The Committees typically meet in executive session in connection with every Committee meeting.

Director Qualifications and Diversity

The Nomination and Governance Committee has adopted guidelines to be used in evaluating candidates for Board membership in order to ensure a diverse and highly qualified Board. Directors are selected for their integrity and character; sound, independent judgment; breadth of experience, insight and knowledge; and business acumen. Leadership skills, scientific or technology expertise, familiarity with issues affecting global businesses in diverse industries, prior government service, diversity, time availability in light of other commitments, dedication and conflicts of interest are among the relevant criteria, which will vary depending on the needs of the Board. In addition, the Board limits the number of other public company boards on which a director may serve. No director who is an executive officer of a public company may serve as a director of the Company if he or she serves on more than a total of three public company boards, including the Board and the board of the company with which the director is employed. If a director is not an executive officer of a public company, he or she may serve on a maximum of four public company boards, including the Board. Directors are required to advise the Executive Chairman in advance of serving on another company’s board.

Guidelines for director qualifications are included in the Corporate Governance Guidelines. The guidelines for director qualifications provide that a commitment to diversity is a consideration in the identification and nomination of director candidates, and that candidates are evaluated to provide for a diverse and highly qualified Board. The Nomination and Governance Committee and the full Board implement and assess the effectiveness of these guidelines and the commitment to diversity by referring to these guidelines in the review and discussion of Board candidates when assessing the composition of the Board and by including questions regarding the diversity of the Board membership in the Board’s annual self-evaluations.

As part of the nominee selection process for the Annual Meeting, the Nomination and Governance Committee reviewed the diversity of the Board, including the demographic information set forth below provided by all director nominees. Based upon the review of the Nomination and Governance Committee, it believes that the overall mix of the backgrounds of the nominees for election at the Annual Meeting provides for a diverse and highly qualified Board.

Annual Meeting Board Nominee Diversity Matrix
Board Size:
Total Number of Director Nominees	12
Gender:	Male	Female
Number of director nominees by gender identity	9	3
Number of director nominees who identify in any of the categories below:
African American or Black	2	0
Alaskan Native or American Indian	0	0
Asian	0	1
Hispanic or Latinx	0	0
Native Hawaiian or Pacific Islander	0	0
White	7	2
Two or More Races or Ethnicities	0	0
Race or Ethnicity Undisclosed	0	0
LGBTQ+	0

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CORPORATE GOVERNANCE (continued)

Identifying Director Candidates

Among the Nomination and Governance Committee’s most important functions is the selection of directors who are recommended to the Board as candidates for election. The Nomination and Governance Committee has adopted a process for identifying new director candidates. Recommendations may be received by the Nomination and Governance Committee from various sources, including current or former directors, a search firm retained by the Nomination and Governance Committee to assist in identifying and evaluating potential candidates, stockholders, Company executives, and by self-nomination. The Nomination and Governance Committee is open to accepting stockholders’ suggestions of candidates to consider as potential Board members as part of the Nomination and Governance Committee’s periodic review of the size and composition of the Board and its Committees. Such recommendations should be sent to the Nomination and Governance Committee through the Office of the Corporate Secretary. The Nomination and Governance Committee uses the same process to evaluate director nominees recommended by stockholders as it does to evaluate nominees identified by other sources.

Director Candidate Nominations through Proxy Access

The Bylaws set forth procedural and content requirements for director candidate nominations through proxy access. As more specifically provided in the Bylaws, a stockholder or group of up to twenty stockholders owning 3% or more of the Company’s outstanding shares of common stock continuously for at least three years, may nominate and include in the Company’s proxy materials director nominees constituting up to the greater of two individuals or 20% of the Board, provided that the stockholder(s) and the nominee(s) satisfy the requirements detailed in the Bylaws. Nominations should be sent to the Office of the Corporate Secretary in accordance with the procedural and content requirements set forth in the Bylaws, the full text of which is available at https://www.investors.dupont.com/investors/dupont-investors/corporate-governance.

Board Term and Director Retirement Policy

The Certificate of Incorporation provides that all directors stand for election at each Annual Meeting of Stockholders.

The Corporate Governance Guidelines provide that directors should not be nominated for election to the Board after reaching age 75, unless it is determined that it is in the best interests of the Company to extend the retirement date.

Code of Conduct

The Board has adopted a Code of Conduct for all directors of the Company and a Code of Financial Ethics applicable to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. In addition, the Company has a code of conduct applicable to all employees. The full text of Director Code of Conduct, Code of Financial Ethics and the Employee Code of Conduct are available at https://www.investors.dupont.com/investors/dupont-investors/corporate-governance. In addition, DuPont discloses on its website any waiver of or amendment to the Director Code of Conduct and the Code of Financial Ethics requiring disclosure under applicable rules.

Related Person Transactions

The Board adopted written policies and procedures relating to the approval or ratification of each “Related Person Transaction.” Under the policies and procedures, the Nomination and Governance Committee (or any other committee comprised of independent directors designated by the Board) reviews the relevant facts of all proposed Related Person Transactions and either approves, disapproves or ratifies the entry into a particular Related Person Transaction, by taking into account, among other factors it deems appropriate:

(i)	the commercial reasonableness of the transaction;

(ii)	the materiality of the Related Person’s direct or indirect interest in the transaction;

(iii)	whether the transaction may involve a conflict of interest, or the appearance of one;

(iv)	whether the transaction was in the ordinary course of business; and

(v)	the impact of the transaction on the Related Person’s independence under the Corporate Governance Guidelines and applicable regulatory and listing standards.

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CORPORATE GOVERNANCE (continued)

No director may participate in any discussion or approval of a Related Person Transaction for which he/she or any of his/her immediate family members is the Related Person. Related Person Transactions are approved or ratified only if they are determined to be in the best interests of DuPont and its stockholders.

If a Related Person Transaction that has not been previously approved or previously ratified is discovered, the Related Person Transaction will be presented to the Nomination and Governance Committee for ratification. If the Nomination and Governance Committee does not ratify the Related Person Transaction, then the Company either ensures all appropriate disclosures regarding the transaction are made or, if appropriate, takes all reasonable actions to attempt to terminate the Company’s participation in the transaction.

Under DuPont’s policies and procedures, a “Related Person Transaction” is generally any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which:

(i)	DuPont was, is or will be a participant;

(ii)	the aggregate amount involved exceeds $120,000 in any fiscal year; and

(iii)	any Related Person had, has or will have a direct or indirect material interest.

A “Related Person” is generally any person who is, or at any time since the beginning of DuPont’s last fiscal year was:

(i)	a director or an executive officer of DuPont or a nominee to become a director of DuPont;

(ii)	any person who is known to be the beneficial owner of more than 5% of any class of DuPont’s outstanding common stock; or

(iii)	any immediate family member of any of the persons mentioned above.

Certain Relationships and Related Transactions

DuPont and its subsidiaries purchase products and services from and/or sell products and services to companies of which certain of the directors and executive officers of DuPont, or their immediate family members, are employees. The Nomination and Governance Committee and the Board have reviewed such transactions and relationships and do not consider the amounts involved in such transactions material. Such purchases from and sales to each company involve less than either $1,000,000 or 2% of the consolidated gross revenues of each of the purchaser and the seller, and all such transactions are in the ordinary course of business. Some such transactions are continuing, and it is anticipated that similar transactions will occur from time to time.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers and persons who own more than 10% of a registered class of the Company’s equity securities (“Reporting Persons”) to file with the SEC reports on Forms 3, 4 and 5 concerning their ownership of and transactions in the common stock and other equity securities of the Company, generally within two business days of a reportable transaction. As a practical matter, the Company seeks to assist its directors and executives by monitoring transactions and completing and filing reports on their behalf.

Based solely upon a review of SEC filings, all Reporting Persons complied with these reporting requirements during 2020.

Sustainability Initiatives

A Purpose-Driven Company

Our purpose — to empower the world with the essential innovations to thrive — describes how we use our passion and proven expertise in science and innovation to create sustainable solutions for the complex challenges facing our world. Over the course of DuPont’s history, we have proven repeatedly that the most valuable and enduring business outcomes are the ones that are beneficial to society and keep the planet thriving. The Board believes that a continued focus on sustainability will help the Company deliver long-term stockholder value.

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CORPORATE GOVERNANCE (continued)

Guided by Our Core Values

Our core values reflect the longstanding commitments of our heritage companies, demonstrate our steadfast commitment to our people and the planet, and exemplify the way we operate.

Safety and health	Respect for people	Highest ethical behavior	Protecting the planet
We’re committed to protecting the safety and health of our employees, our contractors, our customers, and the people in the communities where we operate.	We treat our employees and all our partners with professionalism, dignity, and respect, fostering and environment where people can contribute, innovate, and excel.	We conduct ourselves in accordance with the highest ethical standards, and in compliance with all applicable laws, always striving to be a respected corporate citizen worldwide.	We find science-enabled, sustainable solutions for our customers, always managing our businesses to protect the environment and preserve the earth’s natural resources-for today and for future generations.

Our Commitment to Sustainability

As a founding member of the World Business Council for Sustainable Development, DuPont and its predecessors have been sustainability leaders for decades and is committed to using a science-based approach to develop our innovations and achieving our goals. It is how we contribute to solving the world’s biggest challenges.

DuPont 2030 Sustainability Goals

In October 2019, DuPont announced its fifth-generation sustainability strategy — nine ambitious priorities that reflect our best opportunity to make a positive impact in the world. Over the course of the next decade, we pledge to work earnestly to make progress against these ambitions which we believe will have a meaningful impact on the sustainability of our business, our communities and our planet.

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CORPORATE GOVERNANCE (continued)

Delivering solutions for global challenges	Align 100% of the DuPont innovation portfolio to meaningfully advance the UN Sustainable Development Goals and create value for our customers

Enabling a circular economy	Integrate circular economy principles into our business models considering lifecycle impacts in the markets we serve

Innovating safer by design	Design 100% of our products and processes using sustainability criteria including the principles of green chemistry

Acting on climate	Reduce Green House Gas (GHGs) emissions 30% including sourcing 60% of electricity from renewable energy

Deliver carbon neutral operations by 2050

Leading water stewardship	Implement holistic water strategies across all facilities

Enable millions of people access to clean water by advancing water technology and enacting strategic partnerships

Delivering world-class health & safety performance	Further our commitment to zero injuries, occupational illnesses and incidents

Accelerating diversity & inclusion	Become one of the world’s most inclusive companies, with diversity well ahead of industry benchmarks

Cultivating well-being & fulfillment	Create a workplace where employees report high levels of well-being and fulfillment

Building thriving communities	Improve over 100 million lives through targeted social impact programs

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CORPORATE GOVERNANCE (continued)

Sustainability Governance

Each DuPont business has a dedicated sustainability leader responsible for overseeing business and product-level sustainability efforts. These business sustainability leaders are part of a cross-business, cross-functional Sustainability Leadership Council, chaired by the VP of Corporate Sustainability. Executive responsibility for sustainability performance sits with the Chief Technology & Sustainability Officer (CTSO). The CTSO role was created specifically for DuPont to capitalize on the intrinsic link between sustainability and innovation in our operating model.

To ensure robust governance, the CTSO reports directly to the CEO and routinely engages the EHS&S Committee of the Board on matters of sustainability, product stewardship and community impact.

Communicating Our Progress

We will publish our progress against our goals in our annual sustainability report, available at www.dupont.com/sustainability. DuPont’s positions on Environmental, Social and Governance (ESG) topics such as Product Safety and Transparency, Climate Change, Human Rights, PFAS, and Safety, Health and Environment can be found at www.dupont.com/position-statements.html.

Human Capital Management

Foundational to the Company’s current and future success is its employees, who drive the Company’s strategic vision, manage operations and develop products. The Company focuses significant attention on attracting, motivating, and retaining talent at all levels. Through training and professional development initiatives, promoting a culture of diversity and inclusion, and emphasizing the importance of health, safety, and well-being, the Company’s aim is to create an environment that fully supports the needs of its employees. Annually, an enterprise-wide engagement survey is conducted, which provides insight into employee morale and aspects of workplace culture like core values, communication and employee development.

The Company is committed to creating innovative talent-management opportunities that are aligned to the strategic needs of its workforce. Learning is a continual process, and the Company offers a diverse set of training, education, and development opportunities, both formally and informally, throughout the year. Each segment within the Company has ongoing training programs that are designed specifically to maximize the performance of its employees in meeting business objectives, including better health and safety outcomes. All employees take part in a mix of on-the-job training and appropriate learning and training opportunities focusing on topics that are the most critical and relevant to each employees’ job function.

The Company believes that diversity and inclusion is central to high employee engagement and seeks to foster an environment where employees can bring their authentic selves to work each day. The more perspectives there are, the more ideas that can be generated, which makes diversity, equity, and inclusion (“DE&I”) a driver of innovation, and therefore, integral to the Company’s success. The Company’s employee-led Employee Resource Groups (“ERGs”) help cultivate a culture of acceptance where employees feel not only accepted, but celebrated, at every level. As of December 31, 2020, the Company had eight ERGs — DuPont Corporate Black Employees Network, DuPont Asian Group, DuPont Pride Network, DuPont Latin Network, DuPont Women’s Network, DuPont Veterans Network, DuPont Early Career Network, and DuPont Persons with Disabilities and Allies. Each group is actively sponsored by senior leadership, helping model and promote inclusive values and behaviors. The Company also offers DE&I tools and resources to educate managers and employees in how to utilize diversity as a resource and establish more inclusive work environments. These resources include unconscious bias workshops, networking and mentoring practices, and opportunities for participation in external conferences and events, among others.

The Company’s success also depends on the well-being of employees, including physical, mental and intellectual health. All employees have the support of the Company’s Integrated Health Services (“IHS”) teams, which provides onsite and intranet-based services to support and monitor the health and welfare of employees. The Company’s larger manufacturing and research sites have onsite clinics where employees can get occupational care, first aid treatment, travel vaccinations, and referrals for off-site medical care. The Company continuously strives for zero workplace injuries, occupational illnesses and incidents. The Company’s safety metrics are measured against this goal at least quarterly, and the Company’s Environment, Health, Safety & Sustainability Committee is charged with

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CORPORATE GOVERNANCE (continued)

driving improvements in the Company’s health and safety practices. IHS also assesses health risks across DuPont to find out which health concerns are most important to our employees, and conducts medical surveillance exams based on occupational risks and regulatory compliance priorities flagged by the Company’s Environment, Health and Safety team.

In response to the COVID-19 pandemic, the Company has corporate, regional and local crisis management teams in place actively monitoring, preparing and managing the Company’s response. The Company has implemented safety plans and protocols based on World Health Organization and Centers for Disease Control guidelines. This includes issuing health and safety guidance for sites that have remained open during the pandemic, and encouraging employees to work remotely, when possible.

16

AGENDA ITEM 1: ELECTION OF DIRECTORS

Board Composition

The Board currently consists of twelve members, with Mr. Breen serving as Executive Chairman and Chief Executive Officer and Mr. Cutler serving as Lead Independent Director.

Recommendations and Nominations for Director

In accordance with the recommendation of the Nomination and Governance Committee, the Board has nominated the individuals listed in the following table for election as directors, to serve for a term that expires at the next annual meeting for the election of directors and until their successors are elected and qualified.

(As of the date of the Proxy Statement) Name Age Current Position	Independent	Audit Committee	Nomination and Governance Committee	People and Compensation Committee	Environment, Health, Safety & Sustainability Committee	Other Current Public Boards

Amy G. Brady
Age 54 Chief Information Officer & Executive Vice President, KeyCorp	X	X			X

Edward D. Breen
Age 64 Executive Chairman and Chief Executive Officer, DuPont de Nemours, Inc.						2

Ruby R. Chandy
Age 59 Former President, Industrial Division Pall Corporation	X	X			CH	2

Franklin K. Clyburn, Jr.
Age 56 Executive Vice President, Chief Commercial Officer, Merck	X		X	CH elect

Terrence R. Curtin
Age 52 Chief Executive Officer, TE Connectivity	X	X	X			1

Alexander M. Cutler
Age 69 Retired Chair and Chief Executive Officer, Eaton	X		CH	X		1

Eleuthère I. du Pont
Age 54 President, Longwood Foundation	X	X	X			1

Luther C. Kissam
Age 56 Partner, Bernhard Capital Partners Management LP	X	X	X			2

Frederick M. Lowery
Age 50 Senior Vice President, Thermo Fisher, President Life Sciences and Laboratory Products Groups	X			X	X

Raymond J. Milchovich
Age 71 Chief Executive Officer, NTS	X			X	X

Deanna M. Mulligan*
Age 57 Former Board Chair, Director CEO & President, Guardian Life Insurance Company	X

Steven M. Sterin
Age 49 Former Executive Vice President & Chief Financial Officer, Andeavor	X	CH			X	1

CH = Chair

*Rajiv L. Gupta is of retirement age under the terms of our Corporate Governance Guidelines and is not standing for reelection in 2021. Ms. Mulligan has been nominated by the Board to fill the vacancy created by Mr. Gupta’s retirement. The Board expects to appoint Ms. Mulligan to the Board in advance of its April meeting which will occur prior to the Annual Meeting.

17

AGENDA ITEM 1: ELECTION OF DIRECTORS (continued)

The Board unanimously recommends a vote FOR the election of ALL of these nominees as directors.

The Company’s Bylaws prescribe the voting standard for election of directors as a majority of the votes cast in an uncontested election, such as this one, where the number of nominees does not exceed the number of directors to be elected. Under the Corporate Governance Guidelines, if a nominee who already serves as a director is not elected, that nominee shall offer to tender his or her resignation to the Board. The Nomination and Governance Committee will then recommend to the Board whether to accept or reject the resignation, or whether other action should be taken. Within ninety days of the certification of election results, the Board will publicly disclose its decision regarding whether to accept or reject the resignation. As explained on the accompanying proxy card or voting information, it is the intention of the persons named as proxies to vote executed proxies FOR the candidates nominated by the Board unless contrary voting instructions are provided. If something unanticipated should occur prior to the Annual Meeting making it impossible for one or more of the candidates to serve as a director, votes will be cast in the best judgment of the persons authorized as proxies.

The NYSE rules do not permit brokers with discretionary authority to vote in the election of directors. Therefore, if you hold your shares beneficially and do not provide voting instructions to your bank or broker, your bank or broker will abstain from voting on your behalf and your shares will not be voted in the election of directors. We urge you to promptly provide voting instructions to your broker to ensure that your shares are voted on this matter. Please follow the instructions set forth in the voting information provided by your bank or broker.

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AGENDA ITEM 1: ELECTION OF DIRECTORS (continued)

DIRECTOR NOMINEES

Information in the biographies summarizes key qualifications and diversity attributes as they apply to the individual directors to support the conclusion that these individuals are highly qualified to serve on the Board. The information is current as of the date of this Proxy Statement. Each nominee has consented to serve if elected.

AMY G. BRADY	Executive Vice President and Chief Information Officer, KeyCorp
Age 54

Ms. Brady is Chief Information Officer (CIO), Executive Vice President at KeyCorp, a bank-based financial services company. In this role, Ms. Brady leads the company’s shared services for technology, operations, data, client and account servicing, security services (including cybersecurity), and procurement. Prior to joining KeyCorp in 2012, Ms. Brady spent 25 years with Bank of America, including as CIO, Enterprise Technology and Operations, where she was responsible for technology and operations delivery for critical enterprise functions including Finance, Risk, Human Resources, Marketing, Legal and Audit. Ms. Brady joined the DuPont Board of Directors in October 2019.

Skills and Expertise Ms. Brady’s technology, operations and cybersecurity expertise is a strong asset to the Board. Ms. Brady also has extensive management experience.

EDWARD D. BREEN	Executive Chairman and Chief Executive Officer, DuPont de Nemours, Inc.
Age 64

Mr. Breen has served as the Executive Chairman of the Board of Directors of DuPont since June 1, 2019 and as Chief Executive Officer since February 17, 2020. Prior to his current role, Mr. Breen served as the Chief Executive Officer of DowDuPont from September 1, 2017 to May 31, 2019. Mr. Breen was named Interim Chairman of the EID Board and Chief Executive Officer on October 16, 2015, and assumed those roles permanently on November 9, 2015. He served as Chairman, from July 2002 to March 2016, and Chief Executive Officer, from July 2002 to September 2012, of Tyco International, plc, a leading global provider of security products and services, fire detection and suppression products and services and life safety products. Prior to joining Tyco, Mr. Breen held senior management positions at Motorola, including as President and Chief Operating Officer, and General Instrument Corporation, including as Chairman, President and Chief Executive Officer. Mr. Breen became a director of IFF in February 2021 and also serves as a director of Comcast Corporation (since 2014 and 2005 to 2011). Mr. Breen is a member of the Advisory Board of New Mountain Capital LLC, a private equity firm. Mr. Breen previously served as a director of Corteva from June 2019 to April 2020. Mr. Breen served as a director of EID from February 2015 to September 2017, a director of DowDuPont from September 2017 to June 2019, and a director of DuPont since June 2019.

Skills and Expertise

Mr. Breen’s experience leading numerous global companies makes him well suited to lead DuPont and to help enhance the Board’s ability to consider, evaluate and maintain oversight over business strategies and risk management efforts.

19

AGENDA ITEM 1: ELECTION OF DIRECTORS (continued)

RUBY R. CHANDY	Former President of the Industrial Division of Pall Corporation
Age 59

Ms. Chandy was the President of the Industrial Division of Pall Corporation, a leading supplier of filtration, separation, and purification technologies, from April 2012 to November 2015. Prior to her time at Pall, Ms. Chandy held leadership positions with several major, global companies including The Dow Chemical Company, Rohm and Haas Corporation, Thermo Fisher Scientific Corporation and Boston Scientific Corporation. Ms. Chandy currently serves on the boards of Ametek Inc. and Flowserve Corporation. She also sits on the Executive Advisory Board of Pritzker Private Capital and, previously, on the Advisory Board of Gryphon Investors. Additionally, she serves on the MIT Sloan Americas Executive Board. Ms. Chandy joined the Specialty Products Advisory Committee in April 2018 and served as an ex-officio member of the DowDuPont Board from April 2018 to June 2019. Ms. Chandy joined the DuPont Board of Directors in June 2019.

Skills and Expertise

Ms. Chandy has experience in industrial, medical, life science, specialty materials and microelectronics companies. She is a proven executive with experience in international growth and innovation. Her financial, management, environmental and global expertise brings value to the Board.

FRANKLIN K. CLYBURN, JR.	Executive Vice President and Chief Commercial Officer, Merck
Age 56

Mr. Clyburn has served as the Executive Vice President and Chief Commercial Officer of Merck since 2019. Mr. Clyburn also serves as a member of Merck’s Executive Committee. In his roles at Merck, a publicly traded global pharmaceutical company, Mr. Clyburn is responsible for all operations and P&L across the human health commercial portfolio globally. He previously held various senior leadership positions within the company, most recently serving as President of Global Oncology from 2013 to 2018. He joined Merck in 2008 following eight years as Vice President of various business units at Sanofi-Aventis S. A. (now Sanofi). Earlier in his career, Mr. Clyburn served in a wide range of commercial roles of increasing responsibility at Hoechst Marion Roussel Inc. (now part of Sanofi) from 1994 to 2000. Mr. Clyburn serves as a member of the Executive Leadership Council and is on the board of Trustees of Thomas Edison State University. Mr. Clyburn joined the DuPont Board of Directors in June 2019.

Skills and Expertise

Mr. Clyburn’s tenure at Merck has provided him with vast experience in research and development operations, the regulatory environment, and marketing and sales. He is globally focused and has great depth in sales and marketing of complex, science-based products. Mr. Clyburn also has extensive management experience.

20

AGENDA ITEM 1: ELECTION OF DIRECTORS (continued)

TERRENCE R. CURTIN	Chief Executive Officer and Board Member, TE Connectivity
Age 52

Mr. Curtin assumed the role of CEO at TE Connectivity, a global technology leader in connectivity and sensor solutions, in March 2017. Prior to the CEO role, Mr. Curtin served as TE’s President, where he was responsible for all of the company’s businesses and mergers and acquisitions activities. Mr. Curtin previously led TE’s Industrial Solutions business segment and also served as TE’s Chief Financial Officer. Prior to his time with TE Connectivity, Mr. Curtin spent eleven years at Arthur Andersen LLP in positions of increasing responsibility. Mr. Curtin has served on the board of directors of TE Connectivity since March 2016. He is also a member of the board of directors of the US-China Business Council. Mr. Curtin joined the DuPont Board of Directors in June 2019.

Skills and Expertise

Mr. Curtin’s experience as the Chief Executive Officer of a global technology company provides him with expertise as a global-minded leader with strong corporate governance skills, M&A experience and technology. He also brings a depth of experience in finance and accounting.

ALEXANDER M. CUTLER	Former Chairman and Chief Executive Officer, Eaton
Age 69

Mr. Cutler served as the Chairman and Chief Executive Officer of Eaton, a global, diversified industrial manufacturer, from 2000 to 2016. Mr. Cutler formerly served as Eaton’s President and Chief Operating Officer, Executive Vice President and Chief Operating Officer-Controls and Executive Vice President-Operations. He serves on the boards of KeyCorp, United Way Services of Greater Cleveland, and the Musical Arts Association. Mr. Cutler served as a director of EID from 2008 until September 2017, he served as a director of DowDuPont from September 2017 to June 2019 and joined the DuPont Board of Directors in June 2019.

Skills and Expertise

Mr. Cutler has a wealth of global business management, finance, investor relations, marketing and supply chain and logistics experience as former Chairman and Chief Executive Officer of Eaton. As Lead Independent Director and Chair of the Nomination and Governance Committee, he provides the Board with important insights in the areas of corporate governance and government relations based on his past position as Chair of The Business Roundtable Corporate Governance Committee as well as his various board positions.

21

AGENDA ITEM 1: ELECTION OF DIRECTORS (continued)

ELEUTHÈRE I. DU PONT	President, Longwood Foundation
Age 54

Mr. du Pont has served as President of the Longwood Foundation, a private foundation principally supporting charitable organizations, since 2008. He previously served as senior vice president, operations and chief financial officer of drugstore.com from 2007 to 2008. Prior to that time, Mr. du Pont served as president and chief financial officer of Wawa, Inc. Mr. du Pont serves on the boards of WSFS Financial Corporation and Burris Logistics. Mr. du Pont served on the EID board of directors from 2006 until September 2017. In September 2017, Mr. du Pont joined the Specialty Products Advisory Committee and served as an ex-officio member of the DowDuPont Board until June 2019. Mr. du Pont joined the DuPont Board of Directors in June 2019.

Skills and Expertise

From his experiences as president, chief financial officer and corporate director, Mr. du Pont brings to the Board expertise on corporate governance, accounting, finance, human resources, information technology, investment management, investor relations and procurement. He also brings a unique perspective from his roles leading safety, supply chain and operations.

LUTHER C. KISSAM	Partner, Bernhard Capital Partners Management, LP
Age 56

Mr. Kissam joined Bernhard Capital Partners Management, LP, as Partner in January 2021. He previously served as Chairman, President and CEO of Albemarle Corporation, a global specialty chemicals company with leading positions in lithium, bromine and refining catalysts, until his retirement in June 2020. Mr. Kissam served as President and Chief Executive Officer of Albemarle from September of 2011 to June 2020. He was elected to the company’s board of directors in 2011 and served as Chairman of the board from 2016 to June 2020. Mr. Kissam joined Albemarle in 2003 as Vice President, General Counsel and Corporate Secretary and served as Senior Vice President, Manufacturing and Law, and Corporate Secretary from January 2008 until his promotion to President in March 2010. Prior to joining Albemarle, Mr. Kissam served as President, General Counsel and Secretary of Merisant company, a manufacturer of artificial sweeteners. Mr. Kissam is a current director of Albemarle Corporation and OGE Energy Corp. He also serves on the Executive Committee of the Charlotte Sports Foundation. Mr. Kissam joined the Specialty Products Advisory Committee in April 2018 and served as an ex-officio member of the DowDuPont Board from April 2018 to June 2019. Mr. Kissam joined the DuPont Board of Directors of DuPont in June 2019.

Skills and Expertise

As the former CEO of a global company, Mr. Kissam has extensive knowledge in the areas of leadership, global business, corporate finance, safety, risk oversight, mergers and acquisitions, management and corporate governance.

22

AGENDA ITEM 1: ELECTION OF DIRECTORS (continued)

FREDERICK M. LOWERY	Senior Vice President and President, Life Sciences Solutions and Laboratory Products, Thermo Fisher Scientific Inc.
Age 50

Mr. Lowery has served as Senior Vice President and President, Life Sciences Solutions and Laboratory Products of Thermo Fisher Scientific Inc. (Thermo Fischer), a publicly traded provider of products and services for life sciences, healthcare and applied markets, since 2017. In his role, Mr. Lowery leads the BioProduction, Laboratory Products and Laboratory Chemicals businesses, as well as several functions within Life Sciences Solutions. Since joining Thermo Fisher in 2005, he has held a number of senior leadership positions across businesses. Prior to his time at Thermo Fisher, Mr. Lowery was with Maytag Corporation from 1999 to 2005 and began his career as an engineer at General Motors Company. Mr. Lowery is a member of the Boston Renaissance Charter Public School Board of Trustees and a member of the Tennessee Tech University Foundation Board. Mr. Lowery joined the DuPont Board of Directors in June 2019.

Skills and Expertise

With his engineering and science backgrounds, Mr. Lowery brings science and technology perspective combined with senior management capabilities to the Board. Mr. Lowery has a wealth of global experience and has developed operating teams, launched innovative new products and acquired businesses. Additionally, he brings strong manufacturing knowledge and experience.

RAYMOND J. MILCHOVICH	Chief Executive Officer, National Technical Systems
Age 71

Mr. Milchovich has served as the CEO and Lead Director of National Technical Systems (NTS) since May of 2020. He joined the NTS Board of Directors in 2013 and served as the Executive Chairman from July of 2018 to May 2020. Previously, Mr. Milchovich served as Chief Executive Officer from 2001 to 2010 and Non-Executive Chairman of the Board and Consultant from 2010 to November 2011 of Foster Wheeler AG, a company that engineered and constructed facilities for oil and gas, liquid natural gas, refining, chemical, pharmaceutical and power industries. He also served as a director of Nucor Corporation from 2002 to 2007 and 2012 to May 2017 and Lead Director from September 2013 to February 2017. Mr. Milchovich has served on the Executive Board of Aurora Capital Group since 2016. Mr. Milchovich served as a director of TDCC from 2015 until the effective date of the DWDP Merger when he became a director of DowDuPont. Mr. Milchovich resigned from the DowDuPont board of directors as of June 30, 2018, at which time he joined the Specialty Products Advisory Committee and then served as an ex-officio member of the DowDuPont board of directors. Mr. Milchovich joined the DuPont Board of Directors in June 2019.

Skills and Expertise

Mr. Milchovich brings global business and leadership experience as the Chief Executive Officer and Lead Director of NTS, former Lead Director of Nucor Corporation and former Chief Executive Officer of Foster Wheeler AG. He also possesses finance and accounting expertise including experience with, and direct involvement in and supervision of, the preparation of financial statements and risk management. His additional public company board experience provides additional corporate governance and compensation experience and financial expertise.

23

AGENDA ITEM 1: ELECTION OF DIRECTORS (continued)

DEANNA M. MULLIGAN	Former Board Chair, Director, Chief Executive Officer & President, Guardian Life Insurance Company
Age 57

Ms. Mulligan served as CEO of The Guardian Life Insurance Company of America, a mutual life insurance company (Guardian), from 2019 to October 2020, as President and Chief Executive Officer of Guardian from 2011 to 2019 and as President and Chief Operating Officer of Guardian in 2010. She also served as a member of Guardian’s Board of Directors from 2011 until her retirement at year-end 2020 and as its Board Chair from October 2020 until her retirement date. Ms. Mulligan joined Guardian in 2008 as the Executive Vice President, Individual Life and Disability. Prior to joining Guardian in 2008, Ms. Mulligan founded DMM Management Solutions LLC where she served as President from 2007 to 2008. Previously, she held several other management positions at McKinsey & Company, AXA Financials, Inc. and New York Life Insurance Company. Ms. Mulligan currently serves as a director of The Vanguard Group, Inc., Trustee of the Vanguard Funds, Trustee of the Economic Club of New York, Trustee of New York Presbyterian Hospital, Director of Chief Executives for Corporate Purpose, Director of Partnership for New York City and Trustee of the Bruce Museum.

Ms. Mulligan does not currently serve on the DuPont Board of Directors. Ms. Mulligan was identified as a candidate for our Board by the search firm used to identify director candidates. The Nomination and Governance Committee assessed all candidates identified by the search firm and recommended to the Board that Ms. Mulligan be nominated to stand for election at the Annual Meeting. The Board expects to appoint Ms. Mulligan to the Board in advance of its April Meeting, which will occur prior to the Annual Meeting.

Skills and Expertise

Ms. Mulligan possesses deep executive management and leadership, finance, investment, risk management and corporate governance experience as former Board Chair, Director, Chief Executive Officer and President of Guardian and based on her numerous present and former board positions

STEVEN M. STERIN	Former Executive Vice President and Chief Financial Officer, Andeavor
Age 49

Mr. Sterin served as an executive with Andeavor from 2014 until the merger of Andeavor with Marathon Petroleum Company in October 2018. He also served as President, Chief Financial Officer and a member of the board of directors for Andeavor Logistics GP, LLC from 2014 to 2018. From 2007 to 2014, Mr. Sterin was the Senior Vice President and Chief Financial Officer of Celanese Corporation, a global technology and specialty material company. He previously served as Corporate Controller and Principal Accounting Officer of Celanese. Mr. Sterin also spent six years with Reichhold, Inc., a global chemical company, in a variety of financial positions, including director of tax and treasury in the Netherlands, Global Treasurer and Vice President of Finance. Mr. Sterin’s career started with Price Waterhouse. Mr. Sterin currently serves as a Senior External Advisor to McKinsey & Company. He has served on the board of directors of Kosmos Energy since July 2019. Mr. Sterin joined the Specialty Products Advisory Committee in December 2017 and served as an ex-officio member of the DowDuPont Board until June 2019. Mr. Sterin joined the DuPont Board of Directors in June 2019.

Skills and Expertise

Mr. Sterin has over 10 years of large public company CFO experience and has led financial functions including investor relations, business planning and analysis, capital markets and treasury, accounting and controlling, customer credit, internal audit, enterprise risk management, and tax. Mr. Sterin also has vast industry experience as well as experience with information technology and cyber security services.

✓	AGENDA ITEM 1: ELECTION OF DIRECTORS The Board of Directors recommends that you vote FOR all 12 director nominees.

24

DIRECTOR COMPENSATION

DuPont compares its non-employee director compensation programs, designs and compensation elements to the same peer group used for executive compensation, as described in the “Peer Group and Benchmarking” section of the Compensation Discussion and Analysis. DuPont targets the median compensation of the peer group for all director compensation elements. The following tables provide information concerning the compensation provided to DuPont’s non-employee directors in 2020. For a description of compensation paid to Mr. Breen as Executive Chair, see the Compensation Discussion & Analysis and Summary Compensation Table in this Proxy Statement.

Non-Employee Directors’ Fees

2020 directors’ fees, as stated below, are paid only to directors who are not employees of the Company. An overview of the 2020 compensation elements for non-employee directors is below.

Compensation Element		($)
Cash Retainer		115,000
Equity Retainer		170,000
Total Retainer		285,000

	Audit	35,000
Annual Committee Chair Fees	Compensation	25,000
	All Other	20,000
Lead Independent Director Fees		50,000

Director Compensation for 2020

Name	Fees Earned or Paid in Cash ($)(a)	Stock Awards ($)(b)	Change in Non-Qualified Deferred Compensation Earnings ($)(c)	All Other Compensation ($)(d)	Total ($)
Amy Brady	95,833	170,043	41	300	266,218
Ruby Chandy	135,000	170,043	-	300	305,343
Frank Clyburn	115,000	170,043	-	300	285,343
Terrence Curtin	115,000	170,043	-	300	285,343
Alexander M. Cutler	185,000	170,043	-	21,654	376,697
Eleuthère I. du Pont	115,000	170,043	-	13,547	298,590
Rajiv L Gupta	140,000	170,043	-	300	310,343
Luther C. Kissam IV	115,000	170,043	-	300	285,343
Fred Lowery	115,000	170,043	-	300	285,343
Raymond J. Milchovich	115,000	170,043	-	300	285,343
Steven M. Sterin	150,000	170,043	-	300	320,343

(a)	In addition to the annual retainer, the amount in this column includes lead independent director and committee chair fees.

(b)

The full grant date fair value of Restricted Stock Units granted on May 27, 2020 is based on $49.46 per share with a total value of $170,043 in accordance with the same standard applied for financial accounting purposes, Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718.

25

DIRECTOR COMPENSATION (continued)

Outstanding equity awards for individual directors are noted below:

	Outstanding Stock Awards at December 31, 2020
Name	DD	CTVA	DOW
Amy Brady	5,065	-	-
Ruby Chandy	6,756	946	1,025
Frank Clyburn	5,805	-	-
Terrence Curtin	5,805	-	-
Alexander M. Cutler	13,600	7,750	8,398
Eleuthère I. du Pont	13,600	7,750	8,398
Rajiv L Gupta	6,567	758	821
Luther C. Kissam IV	6,756	946	1,025
Fred Lowery	5,805	-	-
Raymond J. Milchovich	5,805	-	-
Steven M. Sterin	7,117	1,304	1,414

(c)

This column reports above-market earnings on nonqualified deferred compensation balances. The interest rate used to credit earnings on deferrals under the DuPont Stock Accumulation and Deferred Compensation Plan for Directors is the 30-year Treasury rate. For 2020, Ms. Brady had above-market earnings on deferrals.

(d)	Includes DuPont-paid accidental death and disability insurance premiums and accruals made in 2020 for non-employee directors under EID’s discontinued directors’ charitable gift plan.

Non-Employee Directors Stock Grant

In May 2020, each acting non-employee director received a grant of 3,438 Restricted Stock Units (“RSUs”), with provisions limiting transfer until retirement or termination of service to the Company.

Non-Employee Directors’ Stock Ownership Guidelines

Equity, in the form of Restricted Stock, RSUs or Deferred Stock, is a key component of director compensation. Directors are generally required to hold all equity awards until retirement. This requirement applies with respect to equity awards granted since 2011.

Non-Employee Directors Deferred Compensation Plan

Non-employee directors may choose, prior to the beginning of each year, to have all or part of their fees credited to deferred compensation accounts.

A director may defer all or part of the Board retainer and Committee Chair fees in cash or stock units until retirement as a director or until a specified year after retirement. Interest accrues on deferred cash payments and dividend equivalents accrue on deferred stock units. As part of the retention requirements, equity grants will be held until retirement. However, a director may defer payments beyond retirement.

Business Travel Accident Insurance for Non-Employee Directors

DuPont maintains a rider on its Business Travel Accident insurance policies covering each non-employee director, which will cover accidental death and dismemberment if the director is traveling on DuPont business.

Directors’ Charitable Gift Plan

In October 2008, EID discontinued its legacy charitable gift plan with respect to future directors. After the death of a director, DuPont donated five consecutive annual installments of up to $200,000 each to tax-exempt educational institutions or charitable organizations recommended by the director and approved by EID.

A director was fully vested in the plan after five years of service as a director or upon death or disability. The plan is unfunded. EID does not purchase insurance policies to satisfy its obligations under the plan. The directors do not receive any personal financial or tax benefit from this program because any charitable, tax-deductible donations accrue solely to the benefit of DuPont. Employee directors were able to participate in the plan if they made a required annual contribution. Each of Messrs. Cutler and du Pont, who served as directors of EID, participate in the plan.

26

DIRECTOR COMPENSATION (continued)

Equity Compensation Plan Information

The tables below show the Equity Compensation Plan Information as of December 31, 2020.

	(1)	(2)	(3)

Plan Category	# of securities to be issued upon exercise of outstanding options, warrants, rights	Weighted-average exercise price of outstanding options, warrants, rights ($)	# of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (1))
Equity Compensation Plans Approved by Security Holders	10,922,132	71.11	29,001,889

27

EXECUTIVE OFFICERS

The following table provides information regarding our executive officers as of the date hereof:

Name	Age	Position

Edward D. Breen	64	Executive Chairman and Chief Executive Officer

Lori D. Koch	46	Executive Vice President and Chief Financial Officer

Christopher Raia	51	Senior Vice President and Chief Human Resources Officer

Erik T. Hoover	47	Senior Vice President and General Counsel

Steve Larrabee	59	Senior Vice President and Chief Information Officer

Raj Ratnakar	53	Senior Vice President and Chief Strategy Officer

Jon Kemp	44	President, Electronics & Industrial

Rose Lee	55	President, Water & Protection

Randy Stone	54	President, Mobility & Materials

Edward D. Breen has served as our Chief Executive Officer since February 2020 and has been Executive Chairman of our Board of Directors since 2019. Mr. Breen’s biographical details are contained under “Agenda Item 1: Election of Directors”.

Lori D. Koch has served as our Executive Vice President and Chief Financial Officer since February 2020. Prior to that Ms. Koch served as the Company’s Vice President, Investor Relations and Corporate Financial Planning & Analysis since June 2019. Ms. Koch previously served as the Director of Investor Relations of EID from July 2016 to May 2019; Global Finance Director of EID’s Performance Materials business from November 2015 to July 2016; and the Global Finance Manager for various EID businesses from April 2008 to November 2015. Ms. Koch currently serves as a director of Aceto Corporation, a leading global virtual manufacturer of life sciences materials and technology. Ms. Koch holds an M.S. in Accounting from Babson College and a B.S. in Finance and International Business from Pennsylvania State University.

Christopher Raia was appointed to Senior Vice President and Chief Human Resources Officer of the Company effective March 1, 2021. He had served as our Vice President and Interim Chief Human Resources Officer since December 2020. Previously, he served as Vice President Organization Effectiveness. Prior to joining DuPont in February 2019, Mr. Raia served as Senior Vice President Talent and Organization Effectiveness at Newell Brands from 2016 to 2018 and at Citizens Bank from 2014 to 2016. Prior to 2014, he worked with large corporate clients through his HR consulting practice, Provation LLC. Mr. Raia holds a M.A. in Organizational Psychology from Columbia University, and a B.S. with University Honors in Psychology from Brigham Young University.

Erik T. Hoover has served as our Senior Vice President and General Counsel since June 2019. From June 2019 to October 2019, he also served as Corporate Secretary. In his previous role as General Counsel for the Specialty Products Division of DowDuPont, Mr. Hoover oversaw all legal matters for that division. From 2017 to 2019, he also served as Assistant Corporate Secretary for DowDuPont and Chief Compliance Officer for EID. Prior to the DWDP Merger in 2017, Mr. Hoover was Secretary and Associate General Counsel for EID. Before joining EID, he was an associate at Blank Rome LLP in Philadelphia. Mr. Hoover earned a B.S. in accounting from Lehigh University and a J.D. degree from Rutgers School of Law at Camden.

Steve Larrabee has served as our Senior Vice President and Chief Information Officer since June 2019. Prior to that role, Mr. Larrabee served as Chief Information Officer for the Specialty Products Division of DowDuPont from June 2017 to June 2019. From March 2016 to May 2017, Mr. Larrabee consulted through At Last Business Solutions. Mr. Larrabee held the role of CIO for Mars, Incorporated from 2009, extending it in 2011 to become the President, Mars Global Services until 2016. Mr. Larrabee earned an MBA from Seton Hall University and a B.S. in Computer Science & Applied Mathematics from the State University of New York at Albany.

Raj Ratnakar has served as our Senior Vice President and Chief Strategy Officer since June 2019. Mr. Ratnakar joined DuPont in May 2019 immediately prior to the Corteva Distribution. Prior to joining DuPont, Mr. Ratnakar served as Chief Strategy Officer for Fortive, a publicly traded spin-off of Danaher, from 2015 to June 2019. Mr. Ratnakar’s previous experience also includes senior strategy roles at both Danaher and TE Connectivity and he was with McKinsey prior to that. He holds an M.B.A. from The Wharton School, University of Pennsylvania and an M.S. in Mechanical Engineering from the University of Maryland.

28

EXECUTIVE OFFICERS (continued)

Jon Kemp has served as President, Electronics & Industrial since August 2019. Previously he served as Head of Strategy for the Specialty Products Division of DowDuPont from October 2017 to June 2019. Mr. Kemp served as President, DuPont Electronics & Communications from 2015 through 2017. Prior to that, Mr. Kemp held various roles at EID. Prior to joining EID, he was an economist and business development manager for the Utah Department of Community and Economic Development. Mr. Kemp earned a B.A. in economics from the University of Utah and a M.B.A. from the Darden School of Business at the University of Virginia.

Rose Lee has served as President, Water & Protection since June 2019. Prior to such role, Ms. Lee served as President, Safety & Construction for the Specialty Products Division of DowDuPont from September 2017 to June 2019. Ms. Lee joined EID in January 2015 as Global Business Director, DuPont™ Kevlar® and Aramid Intermediates. In 2016, she assumed the role of President, DuPont Protection Solutions. Prior to joining EID, Ms. Lee served in a series of roles with increasing responsibility at Saint-Gobain, Booz-Allen consultancy and United Technologies. Ms. Lee is a board member of Crown Holdings, Inc. Ms. Lee earned a B.S. in aerospace engineering from Cornell University, a M.S. in mechanical engineering from Rensselaer Polytechnic Institute, and an M.B.A. from Massachusetts Institute of Technology.

Randy Stone has served as President, Mobility & Materials since June 2019. Prior to this role, he served as President, Transportation and Advanced Polymers for the Specialty Products Division of DowDuPont from 2017 to June 2019. From 2016 to 2017, Mr. Stone served as President, DuPont Performance Materials. Mr. Stone began his career at EID in 2007, serving in progressive leadership roles for the DuPont Dow Elastomers joint venture and the DuPont Performance Elastomers business, the latter while located in Shanghai, China. Prior to joining EID, Mr. Stone served as a business director at Arkema and in various commercial roles at The Dow Chemical Company. Mr. Stone earned a Bachelor of Science degree in economics from South Dakota State University and an M.B.A. from Lehigh University.

29

BENEFICIAL OWNERSHIP OF COMPANY STOCK

The following table presents the beneficial ownership of DuPont’s Common Stock as of February 16, 2021, except as noted, for (i) each director of the Company, (ii) each of DuPont’s current named executive officers, (iii) all directors and executive officers as a group, and (iv) each person beneficially owning more than 5% of the outstanding shares of DuPont’s Common Stock. As of February 16, 2021, there were 538,379,907 shares of DuPont’s Common Stock outstanding.

Name	Current Shares Beneficially Owned(a)		Rights to Acquire Beneficial Ownership of Shares(b)	Total	Percent of Shares Beneficially Owned(c)
Amy G. Brady	50		5,065	5,115	*
Edward D. Breen	160,267		595,963	756,230	*
Ruby R. Chandy	0		6,756	6,756	*
Franklin K. Clyburn, Jr.	0		5,805	5,805	*
Terrence R. Curtin	0		8,028	8,028	*
Alexander M. Cutler	2,137		41,113	43,250	*
Jeanmarie F. Desmond	2,456		-	2,456	*
C. Marc Doyle	0		-	0	*
Eleuthère I. du Pont	910		21,910	22,820	*
Rajiv L. Gupta	12,302		6,567	18,869	*
Matthias Heinzel	24,818		89,960	114,778	*
Luther C. Kissam	0		6,756	6,756	*
Lori Koch	1,893		32,428	34,321	*
Rose Lee	21,005		68,801	89,806	*
Frederick M. Lowery	0		8,920	8,920	*
Raymond J. Milchovich	5,785		5,805	11,590	*
Deanna M. Mulligan	0		-	0	*
Steven M. Sterin	0		7,117	7,117	*
Randy Stone	17,886		52,878	70,764	*
All Directors and Executive Officers as a Group (21 persons)	254,028		1,015,940	1,269,968	*

Certain Other Owners:
The Vanguard Group	58,160,966.0	(d)			10.8%
BlackRock, Inc.	48,466,579.0	(e)			9.0%
State Street Corporation	36,400,924.0	(f)			6.76%

(a)

Except as otherwise noted and for shares held by a spouse and other members of the person’s immediate family who share a household with the named person, the named persons have or share voting and investment power over the indicated number of shares. This column also includes all shares held in a trust over which the person has or shares voting or investment power and shares, or shares held in trust for the benefit of the named party in the DuPont Retirement Savings Plan. Beneficial ownership of some or all of the shares listed may be disclaimed.

(b)

This column includes any shares that the person could acquire through April 17, 2021, by (1) exercise of an option granted by EID; or (2) performance shares granted by EID to be delivered prior to April 17, 2021.

(c)	The percentage of shares beneficially owned is calculated based on the number of shares of common stock outstanding as of February 16, 2021.

(d)

Based on an Amendment No. 3 to Schedule 13G filed by The Vanguard Group on February 10, 2021 with the SEC reporting beneficial ownership as of December 31, 2020. The Vanguard Group has sole voting power over 0 shares, shared voting power over 1,180,927 shares, sole dispositive power over 55,064,282 shares and shared dispositive power over 3,096,684 shares. The Vanguard Group’s address is 100 Vanguard Boulevard, Malvern, PA 19355.

(e)

Based on Amendment No. 1 to Schedule 13G filed by BlackRock, Inc. on January 29, 2021 with the SEC reporting beneficial ownership as of December 31, 2020. BlackRock, Inc. has sole voting power over 42,183,815 shares, shared voting power over 0 shares, sole dispositive power over 48,466,579 shares and shared dispositive power over 0 shares. BlackRock, Inc.’s address is 55 East 52nd Street, New York, NY 10055.

(f)

Based on an amendment to Schedule 13G filed by State Street Corporation on February 16, 2021 with the SEC reporting beneficial ownership as of December 31, 2020. State Street Corporation has shared voting power over 26,458,531 shares and shared dispositive power over 36,394,443 shares. State Street Corporation’s address is State Street Financial Center, One Lincoln Street, Boston, MA 02111.

*	Less than 1% of the total shares of DuPont common stock outstanding.

30

COMPENSATION DISCUSSION & ANALYSIS

In the Compensation Discussion and Analysis, the details of the executive compensation programs applicable to the Named Executive Officers are described.

CD&A Table of Contents

31

COMPENSATION DISCUSSION & ANALYSIS (continued)

Defined Terms

CD&A – Compensation Discussion & Analysis

CEO – Chief Executive Officer

CFO – Chief Financial Officer

EPS – Earnings Per Share

U.S. GAAP or GAAP – Generally Accepted Accounting Principles in the United States of America

IRC – U.S. Internal Revenue Code, as amended

LTI – Long-Term Incentive

NEO – Named Executive Officer

PSU – Performance Share Unit

RSU – Restricted Stock Unit

SEC – U.S. Securities & Exchange Commission

SO – Non-Qualified Stock Option

STIP – Short-Term Incentive Program

Adjusted Corporate Net Income – Net (loss) income from continuing operations available for DuPont common stockholders excluding after-tax significant items, after-tax impact of amortization expense associated with intangibles acquired as part of the DWDP Merger and the after-tax impact of non-operating pension/other post-employment benefits/(“OPEB”)/charges. The Business Units that make up the Non-Core segment will be excluded.

Adjusted EPS* – Earnings per common share from continuing operations-diluted, excluding the after-tax impact of significant items, after-tax impact of amortization expense associated with intangibles acquired as part of the DWDP Merger and the after-tax impact of non-operating pension / OPEB benefits / charges.

Adjusted ROIC – Adjusted Net Operating Profit After Tax (“NOPAT”), (defined as Income from continuing operations after taxes, excluding after-tax significant items, after-tax amortization expense and after-tax interest expense) / (Debt + Equity – certain Goodwill – certain Intangibles). The Business Units that make up the Non-Core segment will be excluded.

Net Trade Working Capital: Accounts Receivable – Trade plus Inventory less Accounts Payable – Trade.

Operating EBITDA* – Earnings (“Income (Loss) from continuing operations before income taxes”) before Interest, Depreciation, Amortization, non-operating pension / OPEB benefits / charges, and foreign exchange gains / losses, adjusted to exclude significant items.

Organic Revenue* – Net sales excluding Non-Core, adjusted for the change in currency from forecast and the change in portfolio from forecast.

Significant Items – Significant items are items that arise outside the ordinary course of the Company’s business that management believes may cause misinterpretation of underlying business performance, both historical and future, based on a combination of some or all of the item’s size, unusual nature and infrequent occurrence. Management classifies as significant items certain costs and expenses associated with integration and separation activities related to transformational acquisitions and divestitures as they are considered unrelated to ongoing business performance.

Total Shareholder Return – Total return on a company’s stock to an investor defined as the adjusted close price at the end of the performance period divided by the adjusted close price at the beginning of the performance period. Adjusted close price incorporates re-invested dividends, stock splits and new offerings. Beginning close price is based on average closing price over 20 trading days immediately prior to the first day of the performance period. Ending close price is based on average closing price over the last 20 trading days of the performance period.

*See Appendix A for further information, including a reconciliation of non-GAAP measures to the most directly comparable U.S. GAAP financial measures.

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COMPENSATION DISCUSSION & ANALYSIS (continued)

EXECUTIVE SUMMARY

In February 2020, the Board made key leadership changes in a move to aggressively accelerate operational performance and ensure the Company was able to deliver business improvement commitments. Mr. Breen was appointed Chief Executive Officer, a role he previously held from 2017 through June 2019 and from 2015 to 2017 at EID, and Ms. Koch was appointed Chief Financial Officer. Restoring Mr. Breen to the CEO role enabled the Company to draw more directly on his substantial operating experience.

As 2020 began to unfold, it became evident that senior leadership needed to quickly change 2020 priorities in response to the pandemic and work collectively to ensure the safety and well-being of employees, maintain business continuity, and strengthen the Company’s balance sheet and financial position. As an essential provider of personal protective equipment and important materials in other companies’ supply chains, the Company announced a number of initiatives in the first half of the year to combat the COVID-19 pandemic, including a significant increase in the production of Tyvek® garments. The Company also implemented a number of proactive measures early in the pandemic to enhance its already strong liquidity position and improve working capital, including completion of a bond offering in May to satisfy debt maturities due in November 2020, delay of certain capital investments, idling production at several manufacturing sites, accelerating working capital initiatives and taking actions to reduce run-rate costs on a going forward basis.

The Company also continued to focus on the advancement of key strategic actions throughout 2020. On February 1, 2021, DuPont completed the previously announced divestiture of our Nutrition & Biosciences (“N&B”) business to International Flavors & Fragrance Inc. (“IFF”) in a Reverse Morris Trust transaction (the “N&B Transaction”) that resulted in IFF issuing shares to DuPont stockholders. In connection with the N&B Transaction, the Company received a one-time cash payment of about $7.3 billion (subject to potential post-closing adjustments). In addition, in the third quarter of 2020, the Company completed the sale of its trichlorosilane business (“TCS Business”) along with its equity ownership interest in DC HSC Holdings LLC and Hemlock Semiconductor L.L.C. (“The HSC Group”) to The Hemlock Group. In the fourth quarter of 2020, the Company entered into a definitive agreement to sell its Biomaterials business unit. In January 2021, the Company entered into separate definitive agreements to sell its Clean Technologies and Solamet businesses.

The 2020 compensation of our NEOs appropriately reflects and rewards their significant contributions to the Company’s performance in a year that presented unique and unprecedented challenges for our senior leadership team to manage. This Compensation Discussion and Analysis explains the guiding principles and practices upon which our executive compensation program is based and the compensation paid to our NEOs.

2020 Financial Performance Highlights

•	Full year 2020 GAAP EPS from continuing operations of $(3.95); and adjusted EPS* of $3.36
•	Full year 2020 Net Sales of $20.4 billion
•	Full year 2020 GAAP Loss from continuing operations of $(2.9) billion and total Operating EBITDA* of $5 billion

*	See Appendix A for a reconciliation of non-GAAP measures to the most directly comparable U.S. GAAP financial measures.

Executive Compensation

The DuPont People and Compensation Committee (the “Committee”) believes compensation for executive officers should be competitive compared to market with a strong focus on performance and alignment to stockholder interests.

33

COMPENSATION DISCUSSION & ANALYSIS (continued)

The Committee reviews executive officer compensation annually in February and throughout the year as needed. The following changes were made in 2020:

•

Certain NEOs received increases to their long-term incentive target opportunity in 2020. The Committee considered these changes appropriate after careful review of the market data and to improve retention and alignment to the long-term performance of the Company.

•

Mr. Breen’s compensation was adjusted to reflect his additional role of CEO. The Company entered into an amended and restated employment agreement with Mr. Breen as further described in the E. Breen Employment Agreement section, which, among other things, extended the term of Mr. Breen’s employment from December 31, 2020 to December 31, 2023.

•	Ms. Koch’s compensation was determined for her new role as CFO based on alignment to the market.

The Committee approved the 2020 short and long-term incentive design and performance targets in February 2020, prior to the onset of the COVID-19 pandemic.

Short-Term Incentive Program

•

Changes to the 2020 design included the introduction of a portfolio of metrics determined to be key measures of the Company’s performance for the year. Additionally, Business Unit performance was introduced as a part of the overall STIP design for Business Presidents to better align annual incentives with the results of their respective businesses.

•

The Committee discussed the impact of COVID-19 on DuPont’s 2020 STIP over five Committee meetings. The Committee determined actual STIP results were not a fair representation of the agile, strong performance and resulting financial outcomes delivered despite the pandemic. Therefore, the Committee determined a discretionary payout factor of 70% was appropriate based on a holistic assessment of performance as described in detail in the Annual Incentives Compensation section. The 70% payout factor was applied to all employees eligible for STIP.

•

For 2021, the STIP design will continue to incorporate Business Unit metrics. The Committee remains committed to the alignment of incentive payouts to Business Unit performance for Business Presidents and employees. Additionally, an environmental, social, and governance modifier aligned to progress toward DuPont’s Sustainability goals will be incorporated into the STIP design.

Long-Term Incentive Program

•	The Company introduced a significant performance-based element into long-term incentives, with 60% of the 2020 LTI program for executive offers delivered in the form of PSUs.
•	The Committee did not make any adjustments to LTI programs in consideration of the COVID-19 pandemic.

Named Executive Officers

This CD&A discusses the compensation of the 2020 DuPont NEOs listed in the table below:

Named Executive Officer	Title
Edward D. Breen(a)	Executive Chairman and Chief Executive Officer
Lori Koch(b)	Executive Vice President and Chief Financial Officer
Matthias Heinzel	President, Nutrition & Biosciences
Rose Lee	President, Safety & Construction(c)
Randy Stone	President, Transportation & Industrial(d)
C. Marc Doyle(e)	Former Chief Executive Officer
Jeanmarie F. Desmond(e)	Former Chief Financial Officer

(a)	Mr. Breen served as Executive Chairman until February 16, 2020 and was appointed Executive Chairman and Chief Executive Officer on February 17, 2020.

(b)	Ms. Koch became Chief Financial Officer on February 17, 2020.

(c)	On February 1, 2021, the name of the Safety & Construction segment was changed to Water & Protection.

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COMPENSATION DISCUSSION & ANALYSIS (continued)

(d)	On February 1, 2021, the name of the Transportation & Industrial segment was changed to Mobility & Materials.

(e)	Mr. Doyle and Ms. Desmond left the Company on February 17, 2020.

Program Structure and Alignment with Core Principles

DuPont’s executive compensation programs are designed to attract, engage, reward and retain the high-quality executives necessary to successfully execute the strategy of the Company and to deliver both short- and long-term business results that are aligned with the stockholder interests.

The DuPont compensation programs are designed and administered to follow these core principles:

•	Establish a strong link between pay and performance.
•	Align executives’ interests with stockholders’ interests, particularly over the longer term.
•	Reinforce business strategies and drive long-term sustained stockholder value.

Executive Compensation Governance Practices

Compensation of the executive officers of DuPont, including that of the NEOs, is overseen by the Committee (or, in the case of Mr. Breen, by the Committee and the independent members of the Board). The Board and the Committee were assisted in performance of their oversight duties by an independent compensation consultant.

The following table summarizes key governance characteristics related to the executive compensation programs in which the NEOs participate:

Key Executive Compensation Practices

What We Do	What We Don’t Do

   ✓   Active stockholder engagement

   ✓   Strong links between executive compensation outcomes and company financial and market performance

   ✓   Each component of target pay benchmarked with respect to the peer group or the general market, as applicable

   ✓   Carefully structured peer group with annual Compensation Committee review

   ✓   Significant focus on performance-based pay

   ✓   Stock ownership requirements of six times base salary for the CEO and three times base salary for the other NEOs

   ✓   100% independent Compensation Committee

   ✓   Clawback policy covering both cash and equity

   ✓   Use of executive compensation statements (“tally sheets”)

   ✓   Independent compensation consultant reporting to the Compensation Committee

   ✗   No single-trigger change in control agreements

   ✗   No option repricing, reloads, exchanges or options granted below market value without stockholder approval

   ✗   No excise tax gross ups

   ✗   No plans that encourage excess risk taking

   ✗   No hedging or pledging of Company’s securities

   ✗   No liberal share counting

   ✗   No excess dilution through careful monitoring of burn rate and overhang

   ✗   No minimum payouts under the Long-Term Incentive Plan

35

COMPENSATION DISCUSSION & ANALYSIS (continued)

COMPONENTS OF EXECUTIVE COMPENSATION AND BENEFITS

Executives receive a mix of variable and fixed components of compensation which are aligned with the core principles as highlighted in the chart below:

Component	Purpose
Base Salary	– Fixed cash compensation that reflects scope of core responsibilities, experience and potential to affect the Company’s overall performance.

Annual Incentive	– Rewards employees for achieving critical financial and operational goals.

Long-Term Incentive

–  Aligns the interests of executives with stockholders by linking pay and performance with the goal of accelerating growth, profitability and stockholder value.

–  Aids the Company in retaining its NEOs and other key employees.

Benefits and Perquisites	– Executives participate in the same benefit programs that are offered to other salaried employees.
– Limited perquisites are provided to executives to facilitate strong performance on the job and enhanced productivity.

2020 NEO Targeted Total Direct Compensation Summary

In addition to the Summary Compensation Table, the following table is provided to aid with understanding the target annual compensation of the NEOs. The table below lists the targeted annual total direct compensation for each NEO as of December 31, 2020 other than Mr. Doyle and Ms. Desmond who left the Company February 17, 2020. The Committee did not make any adjustments to Mr. Doyle or Ms. Desmond’s 2020 annual incentive target nor did either receive any equity awards in 2020.

Name	2020 Base Salary ($)	2020 Target Annual Incentive ($)	2020 Target Long-Term Incentive ($)	Targeted Total Direct Compensation ($)
Edward D. Breen	1,000,000	1,500,000	10,000,000	12,500,000
Lori Koch	700,000	700,000	2,500,000	3,900,000
Matthias Heinzel(a)	896,979	896,979	1,400,000	3,193,959
Rose Lee	625,000	625,000	1,750,000	3,000,000
Randy Stone	600,000	600,000	1,750,000	2,950,000

(a)

Mr. Heinzel is a German employee and his salary and bonus are paid in Euros. U.S. Dollar amounts in this Proxy Statement with respect to Mr. Heinzel have been converted from Euros at a rate of 1.22 Dollars to one Euro. The exchange rate used was calculated by averaging exchange rates for each day in December 2020.

36

COMPENSATION DISCUSSION & ANALYSIS (continued)

Pay Mix

Executive compensation is linked strongly to the financial and operational performance of the business. Approximately 92% of the CEO’s target annual total compensation for 2020 was at risk, while over 78% of the other NEOs’ target compensation, on average, for 2020 was at risk.

CEO Target Annual Total Compensation for 2020	Other NEO Target Annual Total Compensation for 2020 (Average)

2020 Compensation Decisions

Base Salary

Base salary is fixed cash compensation that reflects scope of core responsibilities, experience and potential to affect the Company’s overall performance. The Committee annually reviews the salaries of our NEOs, as annual salary increases are not automatic or guaranteed.

The Committee considers a number of factors in determining the annual base salaries of the NEOs including an individual’s skills, job responsibilities and experience, as well as more subjective factors such as the assessment by the Compensation Committee of individual NEO performance. Base salaries for executives are benchmarked against similar jobs at other companies based on respective peer group and general industry information.

In February of 2020, the Committee approved an increase to Ms. Koch’s base salary to recognize her appointment to CFO. No other NEO received a base salary increase in 2020.

Base salaries for the NEOs as of December 31, 2020 are shown in the table below.

Name	2020 Base Salary ($)
Edward D. Breen	1,000,000
Lori Koch	700,000
Matthias Heinzel	896,979
Rose Lee	625,000
Randy Stone	600,000
C. Marc Doyle	1,200,000(a)
Jeanmarie F. Desmond	700,000(a)

(a)	Reflects base salary as of February 17, 2020 when Mr. Doyle and Ms. Desmond left the Company.

Annual Incentive Compensation

Annual incentives are designed to reward executives for the achievement of short-term financial and operational performance goals and are an important component of the Company’s overall compensation program. Each year the Committee reviews the target annual cash incentive award opportunities (which are expressed as a percentage of annual base salary) for executive officers as part of its annual executive compensation review.

37

COMPENSATION DISCUSSION & ANALYSIS (continued)

Increases to the 2020 annual incentive targets for Mr. Breen and Ms. Koch in recognition of their new roles as CEO and CFO, respectively, were approved by the Committee, and, in the case of Mr. Breen, the Board. No other NEO received an increase.

Annual incentive opportunities for the NEOs as of December 31, 2020 are shown in the table below.

Name	2020 Target STIP (%)	2020 Target STIP ($)
Edward D. Breen	150%	1,500,000
Lori Koch	100%	700,000
Matthias Heinzel	100%	896,979
Rose Lee	100%	625,000
Randy Stone	100%	600,000
C. Marc Doyle	150%	236,712(a)
Jeanmarie F. Desmond	100%	92,055(a)

(a)

Under the Senior Executive Severance Plan, Mr. Doyle and Ms. Desmond were entitled to a prorated STIP for 2020 in connection with their departure for time employed in 2020. Value reflects prorated target.

Design Approved at Beginning of Fiscal Year

The 2020 STIP design and performance targets were approved by the Committee in February 2020, prior to the onset of the COVID-19 pandemic. Changes for 2020 included the introduction of a portfolio of metrics determined to be key measures of the Company’s performance for the year. Additionally, Business Unit performance was introduced as a part of the overall STIP design for Business Unit Presidents to better align annual incentives with the results of their respective businesses.

		Metric	Weighting
Corporate		Adjusted EPS	50%
	+
Business Unit (a)		Organic Revenue	20%
		Operating EBITDA	15%
		Net Trade Working Capital	15%

(a)

Corporate/Functional employees are aligned to the sum of the business unit metric results for Electronics & Imaging, Nutrition & Biosciences, Safety & Construction, and Transportation & Industrial (“Sum of Businesses”).

As in prior years, an individual performance factor ranging from 0% to 150% was maintained in the STIP design to allow the Committee to modify an executive’s award to reflect personal performance and contributions to the Company’s success. All awards are capped at a maximum payout of 200% of target.

At the time of the STIP design approval in February 2020, the Company could not have anticipated or taken into account the impact the COVID-19 pandemic would have on business and operations during the fiscal year.

Discussions Throughout the Fiscal Year

Starting in April 2020, during each regular meeting, the Committee carefully reviewed the Company’s overall performance, its continued response to the pandemic and 2020 STIP performance projections relative to the approved goals. A special meeting was also held in August devoted to the topic.

Given the difficulty of forecasting performance during the pandemic, the Committee did not change annual incentive metrics and/or goals from those set at the beginning of the year. Instead, the Committee determined it was appropriate to continue to assess the Company’s response to the evolving business impacts of the pandemic and to

38

COMPENSATION DISCUSSION & ANALYSIS (continued)

review overall results at the end of the year. The Committee and management assessed performance through a holistic framework that focused on a variety of factors such as Company financial performance, peer performance, shifting business priorities and the execution of Company strategy.

Payout Decisions at End of Fiscal Year

The calculated 2020 STIP payout, based on the STIP targets established at the beginning of 2020 (pre-pandemic), was 47.8% for Corporate participants and between 30.0% and 72.2% for Business Unit participants.

The Committee determined actual STIP results were not a fair representation of the agile, strong performance and resulting financial outcomes delivered despite the pandemic. In considering the use of discretion, the Committee sought to balance the interest of employees and stockholders. Based on its assessment of performance, the Committee determined a single discretionary payout factor of 70% was appropriate to fairly reward and recognize significant employee effort and contributions during 2020. Key results, actions and deliverables are summarized below.

•

Delivering for Stockholders: Stockholders experienced both a stock price recovery and dividend protection during 2020. In 2020 following the onset of the pandemic, DuPont outperformed market expectations, including relative total shareholder return which was in the top quartile relative to peers and the S&P 500.

•

Cost Savings: The Company implemented cost actions focused on structural changes to create favorable business momentum, which produced $280 million in cost savings in fiscal year 2020 from new initiatives implemented.

•

Business Continuity & Employee Safety: The Company was vigilant in enhancing safety and protection measures to safeguard the health of our employees working on site throughout the pandemic and minimize impact to customers.

•

Strategic Actions: The N&B Transaction was consummated on the expected timeline despite the majority of the relevant workforce shifting to remote working arrangements. Significant progress was also made on Non-Core divestitures including the divestiture of the trichlorosilane business (“TCS business”), along with our equity ownership interest in the DC HSC Holdings LLC and Hemlock Semiconductor L.L.C., and entry into an agreement to sell the Biomaterials business unit.

•

Focus on Employee Wellbeing: Management was acutely aware of the increased anxiety and stress employees experienced because of the pandemic and took immediate actions to provide support, resources and reassurance during this uncertain period. These actions included providing additional time off to employees who were adjusting to new child / elder care challenges; implementing special pay continuation programs to provide income continuity for employees who were temporarily unable to work due to government closures; introducing enhanced benefit offerings and programs to help employees manage their physical, mental and financial health; providing increased flexibility to help employees manage their “new normal” and changed priorities; and reinforcing our commitment to regular and open communications to keep employees informed on DuPont’s actions in response to the pandemic.

•

Prudence on Executive and Employee Pay: There were no special awards—either for retention or other purposes—provided to executives to shield them from the impact of the crisis. There were also no broad-based merit-based salary increases for employees delivered in 2020.

•

Contribution to the Fight Against the Pandemic: The Company partnered with industry leaders to deliver solutions that helped with prevention and control of the global pandemic such as the Tyvek® Together innovation to strengthen PPE production.

While the Company continues to focus on a performance-oriented culture, the Committee believes the decision to approve a discretionary payout factor over the use of the formulaic payout results was appropriate for a year that required significant collective efforts and unique contributions to successfully respond to the varying impacts the pandemic presented. As such, the Committee determined a single discretionary payout factor should be used versus business specific results. The Committee remains committed to the alignment of incentive payouts to the performance of individual business results for Business Presidents and employees, which will remain a design element in 2021.

39

COMPENSATION DISCUSSION & ANALYSIS (continued)

The tables below detail 2020 results relative to set performance goals.

	Corporate Metric (Weighting 50%)	+	Business Metrics (Weighting 50%)	=	Total Calculated Payout

Sum of Businesses	0%		47.8%		47.8%

E&I	0%		72.2%		72.2%

N&B	0%		39.7%		39.7%

S&C	0%		31.3%		31.3%

T&I	0%		30.0%		30.0%

	Metric	Target ($MM)	Actual ($MM)

Corporate	-Adjusted EPS*(a)	$4.04	$3.36

Sum of Businesses	-Organic Revenue*(b)	$20,455	$18,918
	-Operating EBITDA*(c)	$5,720	$5,000
	-Net Trade Working Capital(b)	$4,531	$4,181

Electronics & Imaging	-Organic Revenue*(b)	$3,675	$3,798
	-Operating EBITDA*(c)	$1,197	$1,210
	-Net Trade Working Capital (b)	$637	$576

Nutrition & Biosciences	-Organic Revenue*(b)	$6,327	$6,065
	-Operating EBITDA*(c)	$1,623	$1,523
	-Net Trade Working Capital(b)	$1,608	$1,673

Safety & Construction	-Organic Revenue*(b)	$5,456	$4,871
	-Operating EBITDA*(c)	$1,576	$1,351
	-Net Trade Working Capital(b)	$1,176	$1,110

Transportation & Industrial	-Organic Revenue*(b)	$4,997	$4,184
	-Operating EBITDA*(c)	$1,324	$916
	-Net Trade Working Capital(b)	$1,110	$822

(a)	Threshold and Max are set at 85% and 115% of Target respectively.
(b)	Threshold and Max are set at 90% and 110% of Target respectively. Amounts shown in millions.
(c)	Threshold and Max are set at 85% and 115% of Target respectively. Amounts shown in millions.
*

See Appendix A for a reconciliation of non-GAAP measures to the most directly comparable U.S. GAAP financial measures. Organic Revenue and Operating EBITDA have been reconciled for the sum of businesses.

The discretionary payout factor of 70% was applied to 2020 STIP awards for NEOs.

Name	Year End Base Salary ($)	STIP Target (%)	STIP Target ($)	Payout Factor (%)	Individual Performance Factor (%)	Total STIP Payout ($)
Edward D. Breen	1,000,000	150%	1,500,000	70%	100%	1,050,000
Lori Koch	700,000	100%	700,000	70%	125%(a)	612,500
Matthias Heinzel	896,979	100%	896,979	70%	100%	627,885
Rose Lee	625,000	100%	625,000	70%	100%	437,500
Randy Stone	600,000	100%	600,000	70%	115%(b)	483,000
C. Marc Doyle	-	-	236,712(c)	70%	-	236,712(c)
Jeanmarie F. Desmond	-	-	92,055(c)	70%	-	92,055(c)

40

COMPENSATION DISCUSSION & ANALYSIS (continued)

(a)

The Committee approved a 125% Individual Performance Factor for Ms. Koch in light of the above expectation results delivered despite unprecedented market conditions and significant structural cost savings she was instrumental in implementing.

(b)

The Committee approved a 115% Individual Performance Factor for Mr. Stone due to the extraordinary actions he took to mitigate the impact of the pandemic on the Transportation & Industrial business during the year.

(c)

Under the Senior Executive Severance Plan, Mr. Doyle and Ms. Desmond were entitled to a prorated STIP for 2020 in connection with their departure based on the greater of actual or target performance for time employed in 2020. Value reflects prorated target value.

Long-Term Incentive Compensation

The Committee views long-term compensation as a critical executive compensation program element that aligns executives’ interests with those of stockholders. Long-term incentives represent a significant portion of an executives’ overall compensation package. The Committee reviews the target LTI award opportunities for executive officers each year as part of its annual executive compensation review.

The Committee approved increases to LTI targets for Mr. Stone and Ms. Lee. The Committee considered these changes appropriate after careful review of the market data and to improve retention and alignment to the long-term performance of the Company. Additionally, the Committee, and in the case of Mr. Breen, the Board, approved increases to LTI targets for Mr. Breen and Ms. Koch in recognition of their new roles as CEO and CFO, respectively.

2020 LTI awards for executive officers were majority weighted on performance driven awards with 60% of the grant value awarded as PSUs, 20% of the grant value awarded as Stock Options, and the remaining 20% as RSUs. There were no special LTI awards delivered to NEOs in 2020.

The table below details the 2020 LTI awards to NEOs except for Mr. Doyle and Ms. Desmond. Mr. Doyle and Ms. Desmond did not receive any LTI awards in 2020 prior to their departure on February 17, 2020.

Named Executive Officer	RSU Grant Value ($)(a)	Stock Options Grant Value ($)(a)	PSU Grant Value ($)(a)(b)	Total Target Grant Value ($)(a)
Edward D. Breen(c)	2,000,000	2,000,000	6,000,000	10,000,000
Lori Koch	500,000	500,000	1,500,000	2,500,000
Matthias Heinzel	280,000	280,000	840,000	1,400,000
Rose Lee	350,000	350,000	1,050,000	1,750,000
Randy Stone	350,000	350,000	1,050,000	1,750,000

(a)	Actual values shown in the Grants of Plan Based Awards table will vary slightly from the amount shown above as DuPont only issues awards in whole shares.

(b)

Actual values show in the Grants of Plan Based Awards table will vary due to the fair market value being calculated using the Monte Carlo value, while number of shares was determined utilizing the close price on August 3, 2020 for Mr. Breen and February 19, 2020 for all other NEOs.

(c)

Mr. Breen’s annual award was issued August 3, 2020. The price used to determine the number of shares awarded and the strike price were set to match the management grant made on February 19, 2020, rather than utilizing the actual fair market price on the date of grant. This was done to align his compensation opportunity with the rest of management.

2020 Performance Share Unit Program

The 2020 PSUs are earned, and vest based on the achievement of Adjusted ROIC and Adjusted Corporate Net Income goals, weighted equally at 50%, modified by relative total shareholder return (“Relative TSR”). Relative TSR is used to promote alignment with stockholder interests.

Metric	Weighting	Measurement	Period
Adjusted ROIC Growth	50%	Average over period	January 1, 2020 - December 31, 2022
Adjusted Corporate Net Income	50%	Three distinct measurements, with targets for periods 2 and 3 being a projected annual growth rate based off prior period actual performance	January 1, 2020 - December 31, 2020 January 1, 2021 - December 31, 2021 January 1, 2022 - December 31, 2022
Relative TSR	Modifier	Point-to-point against S&P 500	January 1, 2020 - December 31, 2022

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COMPENSATION DISCUSSION & ANALYSIS (continued)

Period Relative TSR	Applied Modifier
<25 percentile against S&P 500	0.75
25 – 75 percentile against S&P 500	1.00
>75 percentile against S&P 500	1.25

The initial payout range of the PSUs is 0% to 200% depending on achievement versus Adjusted ROIC Growth and Adjusted Corporate Net Income. The payout is then subject to a modification based on Relative TSR. The maximum payout is capped at 200%.

DuPont believes disclosing specific targets while the applicable performance period is ongoing could cause competitive harm. However, such targets will be disclosed once the applicable performance periods have ended as part of our discussion and analysis on awards earned by the NEOs.

The 2020 performance metrics were approved by the Committee in February of 2020 prior to the onset of the COVID-19 pandemic. No adjustments were made to the Long-Term Incentive plan awards with regard to COVID-19, as the Committee believes that the final overall impact is not possible to determine at this time. The Committee will continue to review all compensation plans to ensure they align to the DuPont pay-for-performance strategy.

E. Breen Employment Agreement

In light of the significant value Mr. Breen brings to the Company, the Board sought to extend the term of Mr. Breen’s employment with the Company. On December 28, 2020, the Company entered into an amended and restated employment agreement with Mr. Breen to extend the term of Mr. Breen’s employment from December 31, 2020 to December 31, 2023 (the “2020 Agreement”). This current agreement replaces Mr. Breen’s previous employment agreement, which was executed in connection with the spin-off of Corteva from the Company (the “2019 Agreement”).

The 2020 Agreement provides for an annual salary of $1 million, an annual bonus target of 150% of base salary and an annual long-term incentive grant with a grant date fair value of $10 million at target. Mr. Breen remains eligible for retirement vesting under his incentive awards as applicable upon any employment termination other than by the Company for Cause (as defined in the 2020 Agreement). Mr. Breen’s base salary, annual bonus target and annual long-term incentive target are subject to increase at the discretion of a majority of the independent members of the Board upon recommendation from the Committee.

Under the 2019 Agreement, Mr. Breen would have been entitled to a lump sum retention payment on December 31, 2020 equal to three times his base salary and target bonus as Executive Chairman. In light of Mr. Breen’s return to the Chief Executive Officer role, as part of the 2020 Agreement, the Board approved a successor retention benefit commensurate with that role. Under the 2020 Agreement, Mr. Breen is now eligible for a payment of $10 million on December 31, 2022 and $5 million on December 31, 2023, in each case generally subject to continued employment through the applicable date, with payment of the full amount (to the extent not yet paid) due upon certain earlier qualifying terminations of employment (including a termination by the Company without Cause or by him for “good reason”). In light of this retention benefit, Mr. Breen has waived his eligibility for cash severance payments under the severance arrangements otherwise available to our senior leadership team.

As under the 2019 Agreement, Mr. Breen is eligible for certain severance benefits upon any termination of his employment other than by the Company for Cause: a pro-rata annual bonus payment and the non-cash severance benefits payable upon a qualifying employment termination under the Company’s Senior Executive Severance Plan as in effect immediately before June 1, 2019 (certain employee benefit continuation rights, stock option exercise rights and financial counseling, tax preparation and outplacement benefits), but not any other cash severance payment other than the retention benefit described above. The severance is conditioned upon execution of a release of claims and compliance with certain noncompetition obligations.

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COMPENSATION DISCUSSION & ANALYSIS (continued)

Benefits and Perquisites

Benefits

DuPont provides benefits (including retirement benefits) to eligible employees, including the eligible NEOs, through a combination of qualified and non-qualified plans. For details on each of the following retirement plans, see “Benefits” in the “Compensation Tables and Narratives” section of the Proxy Statement.

•	Supplemental Retirement Plans
•	401(k) Plans
•	Supplemental Savings Plans
•	Other Retirement Benefits

Perquisites

DuPont offers perquisites that the Committee believes are reasonable, yet competitive, in attracting and retaining the executive team. Perquisites provided to NEOs are regularly reviewed by the Committee as part of their overall review of executive compensation. Additional information on perquisites can be found in footnote (i) to the All Other Compensation column of the Summary Compensation Table in this Proxy Statement. The following outlines the limited perquisites provided to executives:

•	Financial planning support
•	Personal travel on corporate aircraft and related travel expenses
•	Company car for Mr. Heinzel
•	Commuter benefits for Mr. Heinzel
•	Tax equalization and host country tax payments for Mr. Heinzel

In October 2020, the Committee approved the adoption of a corporate policy regarding personal use of corporate aircraft. The policy, which became effective on January 1, 2021, generally limits personal use of the corporate aircraft by the Company’s CEO to $200,000 per year and by the other executive officers of the Company to $50,000 per year. The Committee will receive periodic reports of personal travel on the corporate aircraft in order to monitor compliance.

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COMPENSATION DISCUSSION & ANALYSIS (continued)

THE COMPENSATION PROCESS

The Committee, with the support of an independent compensation consultant and Company management, develops and executes the executive compensation program. The Committee is responsible for recommending for approval by the independent directors the compensation of the CEO, and for approving the compensation of all other NEOs and executive officers. The Committee annually reviews and evaluates the executive compensation program to ensure that the program is aligned with the Company’s compensation philosophy and appropriately rewards performance.

The Committee reviews the following factors to determine executive compensation:

•	Competitive analysis: Median levels of compensation for similar jobs and job levels in the market, taking into account revenue relative to the peer group.
•	Company performance: Measured against financial metrics and operational targets approved by the Compensation Committee.
•	Market landscape: Business climate, economic conditions and other factors.
•	Individual roles: Each executive’s experience, knowledge, skills and personal contributions.

Role of Company Management

In 2020, the Executive Chairman and former CEO made recommendations to the Committee regarding compensation for senior executives after reviewing the Company’s overall performance, each executive’s personal contributions and relevant compensation market data from the peer group for similar jobs and job levels.

Role of the Compensation Committee

The Committee is responsible for establishing DuPont’s executive compensation philosophy and for approving NEO compensation, other than for the CEO, and has broad discretion when setting compensation types and amounts for such NEOs. As part of the process, Company management and the Committee also review summary total compensation scenarios for such NEOs. Additionally, the Committee annually reviews the corporate goals and objectives relevant to the compensation of the CEO. The Committee evaluates the CEO’s performance against his objectives and makes recommendations to the independent directors regarding the compensation level based on that evaluation.

Role of Independent Board Members

The independent members of the Board of Directors are responsible for assessing the performance of the CEO based on the recommendation of the Compensation Committee. They are also responsible for approving the compensation types and amounts for the CEO.

Role of the Independent Compensation Consultant

The Committee has retained Frederic W. Cook & Co., Inc. (“F.W. Cook”) as the independent compensation consultant on executive and director compensation matters. F.W. Cook reported directly to the Committee and did not provide services to DuPont other than those provided to the Committee.

F.W. Cook’s responsibilities included:

•	Advising the Committee on trends and issues in executive compensation.
•	Reviewing and advising on the group of companies in the peer group.
•	Consulting on the competitiveness of the compensation structure and levels of DuPont’s executive officers and non-employee directors.

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COMPENSATION DISCUSSION & ANALYSIS (continued)

•	Providing advice and recommendations related to the compensation and design of DuPont’s compensation programs.
•	Reviewing and advising on materials provided to the Compensation Committee for discussion and approval.
•

Participating in Compensation Committee meetings as requested, including executive sessions of the Committee when management is not present, and communicating with the Chair of the Committee between meetings.

F.W. Cook has multiple safeguards and procedures in place to maintain the independence of the consultants in their executive compensation consulting practice, and the Committee has determined that the compensation consultant’s work has not raised any conflicts of interest. The Committee has considered factors relevant to F.W. Cook’s independence from management under SEC rules and has determined that F.W. Cook is independent from management.

Peer Group and Benchmarking

The Committee, with the support of the management team and F.W. Cook, created a DuPont peer group, that has been utilized throughout the year, including when making 2020 compensation decisions. The criteria reviewed when setting the peer group, that became the basis of the DuPont peer group, were as follows:

•	Revenues (1/3 to 3 times DuPont revenues)
•	Market Capitalization (1/3 to 3 times DuPont market capitalization)
•	Industry (Industrials, Specialty Chemicals, Construction and Materials)
•	Global presence
•	Capital Intensity
•	Profit Margin
•	Competitor for talent

The table below reflects the companies that comprise the peer group that was used for market comparisons, benchmarking, and setting executive compensation for 2020. The peer group was put in place in 2019 following the Dow and Corteva Distributions.

3M Company	Ecolab Inc.	Johnson Controls International plc
Air Products and Chemicals, Inc.	Emerson Electric Co.	Lockheed Martin Corporation
Caterpillar, Inc.	Honeywell International Inc.	Medtronic plc
Celanese Corporation	Illinois Tool Works Inc.	PPG Industries, Inc.
Corning Incorporated	Ingredion Incorporated	The Sherwin-Williams Company
Danaher Corporation	International Paper Company	United Technologies Corporation(a)

(a)	Merged with Raytheon in April 2020, now Raytheon Technologies Corporation.

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COMPENSATION DISCUSSION & ANALYSIS (continued)

OTHER CONSIDERATIONS

Consideration of Say on Pay Vote

The Company conducts an annual “say on pay” vote to approve executive compensation. At the 2020 annual meeting of stockholders, approximately 92% of shares voted were in support of the compensation provided to our NEOs. Although the vote is advisory and non-binding on the Board, the Compensation Committee regularly considers the results of the “say on pay” vote in evaluating the Company’s executive compensation programs, including for 2020 executive compensation. In light of the feedback from our stockholders and the Compensation Committee’s evaluation, the Compensation Committee concluded that the Company provides competitive executive compensation programs that effectively attract, motivate, reward and retain executives in a manner aligned with stockholder interests.

Stock Ownership Guidelines

The Company requires that NEOs accumulate and hold shares of DuPont common stock with a value equal to a specified multiple of base pay.

Stock ownership guidelines include a retention ratio requirement. Under the policy, until the required ownership is reached, executives are required to retain 75% of net shares acquired upon any future vesting of stock units or exercise of stock options, after deducting shares used to pay applicable taxes and/or exercise price.

The multiples for specific executive levels are shown below. As of December 31, 2020, each NEO either met or exceeded their ownership goal or was within the five-year period allowed to meet the guidelines.

Multiple of Salary	Target	Actual
Executive Chairman and CEO	6x	15x
Other NEOs average(a)	3x	4x

(a)	Includes only NEOs who were employed on December 31, 2020.

For purposes of meeting the stock ownership guidelines, direct ownership of shares, unvested RSUs, and stock units owned via qualified and non-qualified employee plans are included in actual ownership totals. Stock Options and PSUs are not included in determining whether an executive has achieved the ownership levels.

Anti-Hedging and Anti-Pledging Policies

Our directors and officers are prohibited from engaging in hedging transactions (such as prepaid variable forwards, equity swaps, collars and exchange funds) with respect to the Company’s securities. They also are prohibited from holding the Company’s securities in a margin account or otherwise pledging the Company’s securities as collateral for a loan. Employees, other than officers, are generally permitted to, but discouraged from, engaging in transactions designed to hedge or offset market risk.

Clawback Policy

Under the DuPont de Nemours, Inc. Incentive Compensation Clawback Policy, the Company may recover incentive compensation that was based on achievement of quantitative performance targets if an executive officer engaged in grossly negligent conduct or intentional misconduct that resulted in a financial restatement or in any increase in his or her incentive income. Incentive income includes income related to annual bonuses and long-term incentives.

Compensation and Risk Management

The Committee periodically reviews the Company’s compensation policies and practices and has determined that the incentive compensation programs do not create risks that are reasonably likely to have a material adverse effect

46

COMPENSATION DISCUSSION & ANALYSIS (continued)

on the Company. In conducting the review in 2020, the Company completed an inventory of its incentive compensation plans and policies. The evaluation covered a wide range of practices and policies including: the balanced mix between pay elements, the balanced mix between short-term and long-term programs, caps on incentive payouts, governance controls in place to establish, review and approve goals, use of multiple performance measures, discretion on individual awards, use of stock ownership guidelines, provisions in severance/change in control policies, use of a clawback policy, and Compensation Committee oversight of compensation programs.

2020 Tax Considerations

The Internal Revenue Code generally imposes a $1 million limit on the amount that a public company may deduct for compensation paid to the Company’s applicable executives. Prior to the Tax Cuts and Jobs Act of 2017 (the “Tax Act”) this limitation generally did not apply to compensation that met the tax code requirements for “qualifying performance-based” compensation. Following enactment of the Tax Act, the Company generally expects that compensation paid to applicable NEOs in excess of $1 million will not be deductible, subject to an exception for compensation provided pursuant to a binding written contract in effect as of November 2, 2017.

47

COMPENSATION DISCUSSION & ANALYSIS (continued)

COMPENSATION TABLES AND NARRATIVES

Summary Compensation Table

The following table summarizes the compensation of the NEOs for the fiscal year ended December 31, 2020.

Name and Principal Position	Year	Salary ($)	Bonus ($)(a)	Stock Awards ($)(b)	Option Awards ($)(c)	Non-Equity Incentive Plan Compensation ($)(d)	Change in Pension Value & Nonqualified Deferred Compensation Earnings ($)(e)	All Other Compensation ($)(i)	Total ($)
Edward D. Breen(f)	2020	1,000,000	333,000	7,933,152	2,361,998	717,000	-	524,286	12,869,436
Chief Executive Officer	2019	1,387,833	-	15,700,061	-	2,583,700	-	601,156	20,272,750
	2018	1,930,800	-	-	12,700,004	3,300,510	-	743,988	18,675,301
Lori Koch Chief Financial Officer	2020	646,667	194,250	1,908,360	500,008	418,250	14,329	82,947	3,764,811

Matthias Heinzel(g) President, Nutrition & Biosciences	2020 2019	827,980 727,632	340,782 62,777	1,068,680 5,400,004	280,007 600,001	356,101 2,008,798	223,611 286,864	561,806 48,121	3,658,968 9,134,197
Rose Lee President, Safety & Construction	2020	625,000	241,875	1,335,915	350,002	195,625	-	112,119	2,860,536
Randy Stone President, Transportation & Industrial	2020	600,000	276,000	1,335,915	350,002	207,000	-	108,044	2,876,961
C. Marc Doyle(h)	2020	155,000	-	-	-	236,712	-	6,095,044	6,486,756
Former Chief	2019	1,116,667	-	8,500,070	-	1,459,800	415,677	168,420	11,660,634
Executive Officer	2018	787,500	-	-	3,500,005	868,000	713,290	168,750	6,037,545
Jeanmarie Desmond(h) Former Chief Financial Officer	2020 2019	90,417 680,000	- -	- 3,200,073	- 800,005	92,055 1,729,700	357,782 164,939	2,179,939 87,880	2,720,193 6,662,597

Totals in the above table might not equal the summation of the columns due to rounding amounts to the nearest dollar.

(a)

Bonus amount reflects the portion of the Individual Annual Incentive Compensation which is attributed to discretion as detailed in the “Annual Incentive Compensation” section of the CD&A. This income is paid in 2021 for performance in 2020. Mr. Heinzel’s amount also includes a 13th Month Payment equal to one month of his base salary in 2020.

(b)

Amounts represent the aggregate grant date fair value of awards in the year of grant in accordance with the same standard applied for financial accounting purposes, FASB ASC Topic 718. Value of the Performance Share program, shown at Target, if valued assuming a maximum payout, the value of the awards would be: Mr. Breen, $13,905,140; Ms. Koch, $3,316,708; Mr. Heinzel, $1,857,341; Ms. Lee, $2,321,779 and Mr. Stone, $2,321,779. A discussion of the assumptions used in calculating these values can be found in Note 20 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

(c)

DuPont’s valuation for financial accounting purposes uses the widely accepted Black-Scholes option valuation model. Options awarded on February 19, 2020 had a grant date fair value of $8.84 per option and an exercise price of $53.50. Options awarded to Mr. Breen on August 3, 2020 were determined based on a Black-Scholes value of $8.84 and have an exercise price of $53.50 to be consistent with awards granted on February 19, 2020 to all other members of management and have a fair market value of $10.44 per option. A discussion of the assumptions used in calculating these values can be found in Note 20 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

(d)	Individual Annual Incentive Compensation results are detailed in the Annual Incentive Compensation section of the CD&A and reflect income paid in 2021 for actual performance achieved in 2020.

(e)

Messrs. Breen and Stone and Ms. Lee were not participants in the DuPont Pension Restoration Plan. Amounts shown for Mr. Heinzel and Mses. Desmond and Koch represent the change in pension value. Mr. Doyle had a decrease in his pension value in the amount of $437,492. DuPont does not credit participants in the non-qualified plans with above-market earnings; therefore, no such amounts are reflected here.

(f)	Mr. Breen served as Executive Chairman through February 16, 2020. Mr. Breen also became Chief Executive Officer of the Company on February 17, 2020.

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COMPENSATION DISCUSSION & ANALYSIS (continued)

(g)

Mr. Heinzel is a German employee and his salary, bonus, and other non-equity related compensation items are paid in Euros. U.S. Dollar amounts in this Proxy statement with respect to Mr. Heinzel have been converted from Euros at a rate of 1.22 Dollars to one Euro. The exchange rate used was calculated by averaging exchange rates for each day in December 2020.

(h)	Mr. Doyle and Ms. Desmond left the Company on February 17, 2020 pursuant to the Senior Executive Severance Plan.

(i)

All Other Compensation includes; post-employment payments, perquisites and other personal benefits; and employer contributions; to both qualified and non-qualified defined contribution plans, as applicable.

The following table details these amounts:

Name	Post-Employment Payments ($)	Perquisites and Other Personal Benefits ($)(1)	Contributions to Defined Contribution Plans ($)
Edward D. Breen	-	201,753	322,533
Lori Koch	-	11,609	71,338
Matthias Heinzel	-	558,978	2,828
Rose Lee	-	10,250	101,869
Randy Stone	-	10,250	97,794
C. Marc Doyle	6,061,056	20,038	13,950
Jeanmarie Desmond	2,155,980	15,821	8,138

(1)	The following other compensation items exceeded $10,000 in value:

i. Mr. Breen: Personal use of company car, legal fees associated with employment contract, and personal use of company aircraft ($194,137).

ii. Ms. Koch: Personal use of company aircraft.

iii. Mr. Heinzel: Company provided automobile, outplacement expenses, hotel expenses, and expenses related to his commuter assignment including host country tax, tax services, and tax equalization ($535,530). U.S. Dollar amounts for the host country tax have been converted from Danish Krone at a rate of 0.16 Dollars to one Krone. The exchange rate used was calculated by averaging exchange rates for each day in December 2020.

iv. Ms. Lee: Financial and tax planning.

v. Mr. Stone: Financial and tax planning.

vi. Mr. Doyle: Personal use of company car and legal fees associated with separation.

vii. Ms. Desmond: Financial and tax planning and legal fees associated with separation.

Personal use of aircraft includes use of corporate aircraft for travel to outside board meetings. The incremental cost to the Company of personal use of Company aircraft is calculated for the direct operating costs for each personal flight including fuel, landing, catering, handling, aircraft maintenance hourly maintenance service plan charges and crew travel costs. Fixed costs, which do not change based upon usage, such as pilot salaries or depreciation of the aircraft or maintenance costs not related to personal travel, are excluded. No NEO is provided a tax reimbursement for personal use of aircraft.

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COMPENSATION DISCUSSION & ANALYSIS (continued)

Grants of Plan-Based Awards

The following table provides additional information about plan-based compensation disclosed in the Summary Compensation Table. This table includes both equity and non-equity awards.

Name	Grant Date	Date of Action by the Compensation Committee	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			Stock Awards: Number of Shares of Stock or Units (#)(a)	All Other Option Awards: Number of Securities Underlying Options (#)(b)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(c)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Edward D. Breen(d)	8/3/2020	8/3/2020	-	1,500,000	3,000,000
	8/3/2020	8/3/2020				56,075	112,150	224,300				5,971,988
	8/3/2020	8/3/2020							37,384			1,961,165
	8/3/2020	8/3/2020								226,245	53.50	2,361,998
Lori Koch	2/19/2020	2/19/2020	-	700,000	1,400,000
	2/19/2020	2/19/2020				14,019	28,038	56,076				1,408,349
	2/19/2020	2/19/2020							9,346			500,011
	2/19/2020	2/19/2020								56,562	53.50	500,008
Matthias Heinzel	2/19/2020	2/19/2020	-	896,979	1,793,958
	2/19/2020	2/19/2020				7,851	15,701	31,402				788,661
	2/19/2020	2/19/2020							5,234			280,019
	2/19/2020	2/19/2020								31,675	53.50	280,007
Rose Lee	2/19/2020	2/19/2020	-	625,000	1,250,000
	2/19/2020	2/19/2020				9,814	19,627	39,254				985,864
	2/19/2020	2/19/2020							6,543			350,051
	2/19/2020	2/19/2020								39,593	53.50	350,002
Randy Stone	2/19/2020	2/19/2020	-	600,000	1,200,000
	2/19/2020	2/19/2020				9,814	19,627	39,254				985,864
	2/19/2020	2/19/2020							6,543			350,051
	2/19/2020	2/19/2020								39,593	53.50	350,002
C.Marc Doyle(e)	2/19/2020	2/19/2020	-	1,800,000	3,600,000

Jeanmarie Desmond(e)	2/19/2020	2/19/2020	-	700,000	1,400,000

(a)	Restricted Stock Unit awards as described in the Long-Term Incentive Compensation section.

(b)	Stock Option awards as described in the Long-Term Incentive Compensation section.

(c)

Amounts represent the aggregate grant date fair value of awards in the year of grant in accordance with the same standard applied for financial accounting purposes consistent with the values shown in the Summary Compensation Table, FASB ASC Topic 178.

(d)

Mr. Breen’s annual award was issued August 3, 2020. The price used to determine the number of shares awarded and the strike price were set to match the management grant made on February 19, 2020, rather than utilizing the actual fair market price on the date of grant. This was done to align his compensation opportunity with the rest of management.

(e)	Mr. Doyle and Ms. Desmond left the Company on February 17, 2020 and as such were not awarded any equity compensation.

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COMPENSATION DISCUSSION & ANALYSIS (continued)

Outstanding Equity Awards

The following table lists outstanding equity grants for each NEO as of December 31, 2020. The table includes outstanding equity grants from past years as well as the current year and includes awards denominated in Dow or Corteva common stock.

			Option Awards				Stock Awards

Name	Grant Date	Stock Ticker	Number of Securities Underlying Unexercised Options (#) Exercisable(a)	Number of Securities Underlying Unexercised Options (#) Unexercisable(a)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(b)	Market Value of Shares or Units of Stock That Have Not Vested ($)(b)(c)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(d)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(c)(d)
Edward D. Breen	05/13/2015	DD					951	67,593
	06/05/2015	DD					146	10,373
	11/06/2015	DD	170,933	-	74.48	11/05/2022
	02/02/2017	DD	113,955	-	85.81	02/01/2027
	11/06/2017	DD	35,890	-	101.44	11/05/2027
	02/15/2018	DD	182,550	91,275	103.76	02/14/2028
	02/14/2019	DD					56,004	3,982,417
	08/05/2019	DD							45,414	3,229,390
	08/03/2020	DD	-	226,245	53.50	08/02/2030	37,549	2,670,099	112,150	7,974,987
	05/13/2015	CTVA					945	36,591
	06/05/2015	CTVA					145	5,615
	11/06/2015	CTVA	170,933	-	30.10	11/05/2022
	02/02/2017	CTVA	113,955	-	34.68	02/01/2027
	11/06/2017	CTVA	35,890	-	41.00	11/05/2027
	02/15/2018	CTVA	182,550	91,275	41.94	02/14/2028
	02/14/2019	CTVA					55,677	2,155,826
	05/13/2015	DOW					1,024	56,834
	06/05/2015	DOW					157	8,721
	11/06/2015	DOW	170,933	-	52.24	11/05/2022
	02/02/2017	DOW	113,955	-	60.19	02/01/2027
	11/06/2017	DOW	35,890	-	71.15	11/05/2027
	02/15/2018	DOW	182,550	91,275	72.78	02/14/2028
	02/14/2019	DOW					60,333	3,348,506
Lori Koch	02/04/2015	DD	2,402	-	80.07	02/03/2022
	02/03/2016	DD	3,810	-	66.21	02/02/2026
	02/02/2017	DD	2,932	-	85.81	02/01/2027
	02/15/2018	DD	826	414	103.76	02/14/2028	96	6,846
	02/14/2019	DD					1,514	107,643
	08/05/2019	DD	-	25,317	66.06	08/04/2029			6,812	484,401
	02/19/2020	DD	-	56,562	53.50	02/18/2030	9,572	680,669	28,038	1,993,782
	02/15/2018	CTVA	826	414	41.94	02/14/2028	96	3,705
	02/15/2018	DOW	827	413	72.78	02/14/2028	104	5,777
Matthias Heinzel	02/04/2015	DD	1,984	-	80.07	02/03/2022
	02/03/2016	DD	6,183	-	66.21	02/02/2026
	02/02/2017	DD	10,665	-	85.81	02/01/2027
	02/15/2018	DD	11,499	5,750	103.76	02/14/2028
	07/27/2018	DD					21,441	1,524,703
	02/14/2019	DD					9,162	651,537
	08/05/2019	DD	-	50,633	66.06	08/04/2029			13,624	968,803
	12/17/2019	DD					55,818	3,969,235
	02/19/2020	DD	-	31,675	53.50	02/18/2030	5,361	381,192	15,701	1,116,498
	02/15/2018	CTVA	11,499	5,750	41.94	02/14/2028
	02/15/2018	DOW	11,500	5,749	72.78	02/14/2028
Rose Lee	02/04/2015	DD	7,941	-	80.07	02/03/2022
	02/03/2016	DD	13,251	-	66.21	02/02/2026
	02/02/2017	DD	14,930	-	85.81	02/01/2027
	02/15/2018	DD	11,499	5,750	103.76	02/14/2028
	02/14/2019	DD					9,162	651,537
	08/05/2019	DD	-	50,633	66.06	08/04/2029			13,624	968,803
	02/19/2020	DD	-	39,593	53.50	02/18/2030	6,701	476,527	19,627	1,395,676
	02/15/2018	CTVA	11,499	5,750	41.94	02/14/2028
	02/15/2018	DOW	11,500	5,749	72.78	02/14/2028

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COMPENSATION DISCUSSION & ANALYSIS (continued)

			Option Awards				Stock Awards

Name	Grant Date	Stock Ticker	Number of Securities Underlying Unexercised Options (#) Exercisable(a)	Number of Securities Underlying Unexercised Options (#) Unexercisable(a)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(b)	Market Value of Shares or Units of Stock That Have Not Vested ($)(b)(c)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(d)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(c)(d)
Randy Stone	02/05/2014	DD	3,181	-	67.22	02/04/2021
	02/04/2015	DD	4,565	-	80.07	02/03/2022
	02/03/2016	DD	4,969	-	66.21	02/02/2026
	02/02/2017	DD	10,665	-	85.81	02/01/2027
	02/15/2018	DD	11,499	5,750	103.76	02/14/2028
	02/14/2019	DD					9,162	651,537
	08/05/2019	DD	-	50,633	66.06	08/04/2029			13,624	968,803
	02/19/2020	DD	-	39,593	53.50	02/18/2030	6,701	476,527	19,627	1,395,676
	02/15/2018	CTVA	11,499	5,750	41.94	02/14/2028
	02/15/2018	DOW	11,500	5,749	72.78	02/14/2028
C. Marc Doyle	02/04/2015	DD	15,883	-	80.07	02/03/2022
	02/02/2017	DD	42,658	-	85.81	02/01/2027
	02/15/2018	DD	50,308	25,155	103.76	02/14/2028
	08/05/2019	DD							10,962	779,508
	02/15/2018	CTVA	50,308	25,155	41.94	02/14/2028
	02/15/2018	DOW	50,309	25,154	72.78	02/14/2028
Jeanmarie Desmond	02/04/2015	DD	9,529	-	80.07	02/03/2022
	02/03/2016	DD	8,745	-	66.21	02/02/2026
	02/02/2017	DD	8,531	-	85.81	02/01/2027
	02/15/2018	DD	8,624	4,312	103.76	02/14/2028
	08/05/2019	DD							4,385	311,817
	02/15/2018	CTVA	8,624	4,312	41.94	02/14/2028
	02/15/2018	DOW	8,624	4,312	72.78	02/14/2028

(a)

Stock Option award grants vest in three equal installments on the first, second and third anniversaries of the grant date shown in the table. Awards granted in August 2019 to Messrs. Heinzel and Stone and Mses. Koch and Lee vest on December 31, 2021.

(b)

RSU award grants vest in three equal installments on the first, second, and third anniversaries of the grant date shown in the table. Awards granted to Mr. Breen in 2015 in his capacity as a non-employee director (prior to his being named CEO of EID) must be held until his retirement from service on the Board. Award granted to Mr. Heinzel in July 2018 will fully vest on the third anniversary of the grant date shown in the table. Award granted to Mr. Heinzel in December 2019 will have 75% of units vest March 31, 2021 and the remaining units vest December 17, 2022.

(c)	Market values based on the December 31, 2020 closing stock price of $71.11 per share of DuPont common stock, $38.72 per share of Corteva common stock, and $55.50 per share of Dow common stock.

(d)

PSUs granted August 5, 2019, February 19, 2020, and August 3, 2020 are shown at the target level of performance. The total actual number of shares to be delivered will be determined at the end of the performance period.

52

COMPENSATION DISCUSSION & ANALYSIS (continued)

Option Exercises and Stock Vested

The following table summarizes the value received from stock option exercises and stock grants vested during 2020.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(a)	Value Realized on Vesting ($)
Edward D. Breen	-	-	82,802	3,661,802
Lori Koch	-	-	1,248	63,443
Matthias Heinzel	-	-	4,473	237,660
Rose Lee	-	-	4,473	237,660
Randy Stone	-	-	4,473	237,660
C. Marc Doyle	42,560	194,938	126,808	6,737,921
Jeanmarie Desmond	-	-	26,837	1,425,958

(a)

Reflects delivery of shares from the 2017, 2018, and 2019 Annual Restricted Stock Unit grants as well as Mr.  Doyle’s 2015 Restricted Stock Unit grant. Reflects vesting in DuPont, Corteva, and Dow shares.

BENEFITS

Pension Benefits

The following table lists the pension program participation and actuarial present value of each NEO’s defined benefit pension, if any, as of December 31, 2020.

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(a)	Payment During Last Fiscal Year ($)
Edward D. Breen(b)	DuPont Pension Restoration Plan	-	-	-
Lori Koch	DuPont Pension Restoration Plan	15.29	90,063	-
Matthias Heinzel(b)	DuPont Alters—und Risikovorsorge II Plan	18.00	1,377,968	-
	Versorgungslohn	16.00	729,404	-
Rose Lee(b)	DuPont Pension Restoration Plan	-	-	-
Randy Stone(b)	DuPont Pension Restoration Plan	-	-	-
C. Marc Doyle	DuPont Pension Restoration Plan	23.23	-	3,167,283
Jeanmarie Desmond	DuPont Pension Restoration Plan	29.54	-	2,111,778

(a)	The form of payment, interest rate, and mortality are based on assumptions noted in the description below.

(b)	Messrs. Breen, Heinzel, and Stone and Ms. Lee are not eligible to, and do not, participate in DuPont’s Pension Restoration Plan.

Defined-Benefit Retirement Plans

DuPont Alters- und Risikovorsorge II Plan

Mr. Heinzel is the only NEO who is eligible to participate in the “DuPont Alters- und Risikovorsorge II” plan (the DuPont Old age and risk pension II plan) (“DAUR II Plan”), which is a defined benefit pension plan for accounting purposes. Under the DAUR II Plan, participants are credited with annual contributions equal to 18% of their eligible income, which, in the case of Mr. Heinzel consists of his annual base salary and the “13th month salary,” in excess of the annual social ceiling in Germany (EUR 82,800, in 2020 ($101,016)). Accounts under the DAUR II Plan are credited with interest equal to at least 2.75%. The pension benefit under the DAUR II Plan is payable in a lump sum upon retirement (or, if earlier, upon a disability termination or death). Alternatively, upon application of the participant and consent of the company, the retirement benefit may be paid in five installments over five years.

53

COMPENSATION DISCUSSION & ANALYSIS (continued)

Versorgungslohn Plan

Mr. Heinzel is the only NEO who is eligible to participate in the Versorgungslohn Plan, a defined benefit pension plan for accounting purposes. This pension plan is financed via deferred compensation and Mr. Heinzel may decide to contribute part of his bonus under the Short-Term Incentive Plan (STIP). Under the Versorgungslohn Plan, the company makes annual contributions pursuant to a reinsurance policy equal to EUR 5,124 ($6,251). Mr. Heinzel’s account is credited with interest equal to at least 3.5%. The pension benefit under the Versorgungslohn Plan is payable in a lump sum upon retirement. Alternatively, upon application of the participant and if the total pension benefit amount exceeds EUR 50,000, the retirement benefit may be paid in five installments over five years.

Supplemental Retirement Plans

The DuPont Pension Restoration Plan

Prior to the spin-off of Corteva in 2019, an unfunded non-qualified plan was in place to provide pension benefits which exceeded the applicable IRC compensation or benefit limits. At the time of the spin-off, DuPont adopted the DuPont Pension Restoration Plan to provide this benefit based on the annuity value and years of credited service under the prior plan, frozen as of May 31, 2019. The form of benefit is a lump sum and the mortality tables and interest rates used to determine lump sum payments are the Applicable Mortality Table and the Applicable Interest Rate prescribed by the Secretary of the Treasury in IRC Section 417(e)(3).

Messrs. Breen and Stone and Ms. Lee were hired after December 31, 2006 and are not eligible to participate in the DuPont Pension Restoration Plan.

Non-Qualified Deferred Compensation

The following table provides information on compensation the NEOs have elected to defer as described in the narrative that follows.

Name	Executive Contributions in Last Fiscal Year ($)(a)	Company Contributions in Last Fiscal Year ($)(b)	Aggregate Earnings in Last Fiscal Year ($)	Aggregated Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
Edward D. Breen	197,922	296,883	579,530	-	3,829,027
Lori Koch	30,459	45,688	13,604	-	115,885
Matthias Heinzel(c)	-	-	-	-	-
Rose Lee	50,813	76,219	7,253	-	402,142
Randy Stone	229,746	72,144	299,674	-	2,025,797
C. Marc Doyle	-	-	(28,605)	896,369	-
Jeanmarie Desmond	-	-	43,580	356,544	371,073

(a)	Executive contributions are included in salary for 2020 in the Summary Compensation Table.

(b)	Company contributions are included in All Other Compensation for 2020 in the Summary Compensation Table.

(c)	All plans under which Mr. Heinzel participates are considered tax qualified.

Non-Qualified Deferred Compensation Programs

DuPont offers non-qualified deferred compensation programs under which eligible participants can voluntarily elect to defer some portion of base salary, STIP, or LTI awards until a future date. Deferrals are credited to an account, and earnings are calculated thereon in accordance with the applicable investment option or interest rate. With the exception of the DuPont Retirement Savings Restoration Plan, there are no company contributions or matches. The DuPont Retirement Savings Restoration Plan was adopted to restore company contributions that would be lost due to IRC limits on compensation that can be contributed under DuPont’s tax-qualified savings plan.

54

COMPENSATION DISCUSSION & ANALYSIS (continued)

The following provides an overview of the various deferral options as of December 31, 2020.

DuPont Retirement Savings Restoration Plan (“RSRP”):

Under the RSRP, NEOs can elect to defer their eligible compensation (generally, base salary plus STIP) that exceeds the regulatory limits ($285,000 in 2020) in increments of 1% up to 6%. DuPont matches participant contributions on a dollar-for-dollar basis up to 6% of eligible pay. DuPont also makes an additional contribution of 3% of eligible compensation, regardless of whether the employee elects to make deferrals into the plan. Participant investment options under the RSRP mirror the options available under the tax-qualified 401(k) plan. Distributions may be made in the form of a lump sum or annual installments after separation from service.

Management Deferred Compensation Plan (“MDCP”):

Under the MDCP, NEOs can elect to defer the receipt of up to 60% of their base salary and/or STIP award. The Company does not match deferrals under the MDCP. Participants may select from among seven core investment options under the MDCP for amounts deferred, including DuPont Common Stock units with dividend equivalents credited as additional stock units. In general, distributions may be made in the form of a lump sum at a specified future date if prior to separation from service, or a lump sum or annual installments after separation from service.

Other Retirement Benefits

Only Mr. Breen is currently retirement eligible and entitled to benefits similar to most other salaried employees upon separation from the Company. All of the NEOs active on December 31, 2020 are also entitled to additional benefits in the case of an involuntary termination without cause or a change in control event. The summary below shows the impact of various types of separation events on the different compensation elements the NEOs receive.

Base Salary, Annual Incentive and Other Benefits – Retirement, Death, or Disability

•	Base Salary: Paid through date of separation on the normal schedule.
•	Annual Incentive: Prorated for the portion of the year worked and paid on the normal schedule.
•	Benefits: All NEOs are eligible for life insurance coverage similar to most other salaried U.S. employees.
•	Retirement Plans: Participants have access, in accordance with elections and plan features, to the following retirement plan benefits:
-	Non-qualified deferred compensation programs as shown in the Non-Qualified Deferred Compensation Table and accompanying narrative.
-	Pension benefits, as applicable, as shown in the Pension Benefits Table and described in the accompanying narrative.
-	Defined contribution 401(k) and German tax-qualified plans.

Outstanding LTI Awards

The following LTI treatment applies if the executive meets the age 55 and 10 years of service requirement:

•	Options continue vesting in accordance with the three-year vesting schedule.
•	Restrictions on the regular annual RSUs lapse on the original schedule. Special or one-time RSU awards are forfeited.
•	PSUs are subject to the original performance period, prorated for the number of months of service completed during the performance period.
•	Regardless of the above, any retirement within six months of the grant date results in forfeiture of the award.

Voluntary Separation or Termination for Cause

DuPont’s various plans and programs provide for forfeiture of all unvested stock options, RSUs and PSUs when associated with voluntary separation or termination for cause.

55

COMPENSATION DISCUSSION & ANALYSIS (continued)

Death

•	Options are fully vested and exercisable and expire two years following death or at the end of the original term, whichever is shorter.
•	All RSUs are automatically vested and paid out.
•	PSUs remain subject to the original performance period, prorated for the number of months of service completed during the performance period.

Involuntary Termination without Cause

•

Vested options may be exercised during the one-year period following termination. During the one-year period, options continue to become exercisable in accordance with the three-year vesting schedule, as if the employee had not separated from service.

•	RSUs are automatically vested and paid out.
•	PSUs remain subject to original performance period, prorated for the number of months of service completed during the performance period.

Potential Payments upon Termination or Change in Control

DuPont has put provisions in place to ensure continuity of management in a potential change in control environment. This Plan is structured to protect the interests of stockholders by including a “double-trigger” mechanism that results in a severance payout only when:

•	A change of control is consummated, and
•	The executive’s employment is terminated by the company without cause, or by the executive for good reason within a specified period following the change in control.

Senior Executive Severance Plan (“SESP”)

To ensure that executives remain focused on company business during a period of uncertainty, in 2019, DuPont adopted the SESP. All NEOs, other than Mr. Breen, are participants in the SESP. The plan provides benefits in the event of an involuntary termination without cause and enhanced benefits in the event of an involuntary termination without cause by the Company or voluntary termination by the executive for good reason if the termination occurs within 24 months following a change in control event.

Benefits provided in the event of a termination without cause not in connection with a change in control include:

•

Lump sum cash payment equal to one and a half times the sum of the executive’s base salary and target annual bonus. An annual bonus amount for the year of termination which is equal to the greater of the actual or target bonus amount.

•	Continued health and dental benefits, financial counseling, tax preparation services and outplacement services for one and a half years following the date of termination.

For any benefits to be earned under the plan in connection with a change in control, the change in control must occur and the executive’s employment must be terminated within two years following the change in control, either by the Company without cause or the executive for good reason (a “double trigger”). Benefits include:

•

Lump sum cash payment equal to two times the sum of the executive’s base salary and target annual bonus. An annual bonus amount for the year of termination which is equal to the greater of the actual or target bonus amount.

•	Continued health and dental benefits, financial counseling, tax preparation services and outplacement services for two years following the date of termination.

The plan requires a release of claims as a condition to the payment of benefits and includes twelve-month non-competition and non-solicitation provisions and additional non-disparagement and confidentiality provisions.

56

COMPENSATION DISCUSSION & ANALYSIS (continued)

The following table summarizes the value of the incremental benefits to be received due to an involuntary termination without cause or a change in control event as of December 31, 2020.

INVOLUNTARY TERMINATION OR CHANGE IN CONTROL VALUES

Name	Type of Benefit	Involuntary Termination Without Cause ($)	Change in Control ($)(a)
Edward D. Breen	Severance(b)	15,000,000	15,000,000
	LTI Acceleration(c)	-	12,156,767
	Increase in Present Value of Pension	N/A	N/A
	Health & Welfare Benefits	44,023	44,023
	Outplacement & Financial Planning	29,900	29,900
	Tax Reimbursement	N/A	N/A
Lori Koch	Severance	2,800,000	3,500,000
	LTI Acceleration	804,536	804,536
	Increase in Present Value of Pension	-	-
	Health & Welfare Benefits	29,381	39,174
	Outplacement & Financial Planning	23,650	24,500
	Tax Reimbursement	N/A	N/A
Matthias Heinzel	Severance(d)	7,193,854	8,090,833
	LTI Acceleration	6,526,640	6,526,640
	Increase in Present Value of Pension	-	-
	Health & Welfare Benefits	-	-
	Outplacement & Financial Planning	21,800	21,800
	Tax Reimbursement	N/A	N/A
Rose Lee	Severance	2,500,000	3,125,000
	LTI Acceleration	1,128,037	1,128,037
	Increase in Present Value of Pension	N/A	N/A
	Health & Welfare Benefits	29,381	39,174
	Outplacement & Financial Planning	23,650	24,500
	Tax Reimbursement	N/A	N/A
Randy Stone	Severance	2,400,000	3,000,000
	LTI Acceleration	1,128,037	1,128,037
	Increase in Present Value of Pension	N/A	N/A
	Health & Welfare Benefits	29,381	39,174
	Outplacement & Financial Planning	23,650	24,500
	Tax Reimbursement	N/A	N/A
C. Marc Doyle(e)	Severance	6,256,712	N/A
	LTI Acceleration	5,430,847	N/A
	Increase in Present Value of Pension	-	N/A
	Health & Welfare Benefits	29,337	N/A
	Outplacement & Financial Planning	9,900	N/A
	Tax Reimbursement	N/A	N/A
Jeanmarie Desmond(f)	Severance	2,207,085	N/A
	LTI Acceleration	950,691	N/A
	Increase in Present Value of Pension	331,640.60	N/A
	Health & Welfare Benefits	-	N/A
	Outplacement & Financial Planning	25,980	N/A
	Tax Reimbursement	N/A	N/A

(a)	An executive must meet the double trigger requirement of being involuntarily terminated within two years of a change in control in order to receive benefits.

(b)

Per the provisions of Mr. Breen’s Amended and Restated Employment Agreement, dated as of December 28, 2020, Mr. Breen is entitled to participate in the Senior Executive Severance Plan in effect immediately prior to June 1,2019 (the “Old SESP”); provided, that Mr. Breen is not eligible to receive the cash payment under Sections 2.1(b)(i) and 2.1(b)(ii) of the Old SESP. The severance value reflects the retention benefits he would be entitled to upon an involuntary termination without cause. Additionally, Mr. Breen is entitled to receive a pro-rata annual bonus upon involuntary termination without cause.

(c)	Excludes LTI awards granted to Mr. Breen in his capacity as a non-employee director prior to his being named CEO of EID.

(d)

Mr. Heinzel’s severance amount includes the following retention amounts he would be entitled to as disclosed in the 2020 DuPont Proxy: $896,979 otherwise payable at the successful closing of the N&B Transaction, $1,793,959 otherwise payable in April 2021, and $915,000 otherwise payable in May 2021.

(e)

Amounts listed for Mr. Doyle are actual values paid upon involuntary termination without cause effective February 17, 2020. Amounts listed for Mr. Doyle include reimbursement of certain attorney’s fees in connection with his separation from service.

(f)

Amounts listed for Ms. Desmond are actual values paid upon involuntary termination without cause effective February 17, 2020. Amounts listed for Ms. Desmond include reimbursement of certain attorney’s fees in connection with her separation from service.

57

COMPENSATION DISCUSSION & ANALYSIS (continued)

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Committee for 2020 were Rajiv L. Gupta (Chair), Franklin K. Clyburn, Jr. Alexander M. Cutler, Frederick M. Lowery, and Raymond J. Milchovich. None of the members of the Committee were at any time during 2020 an officer or employee of the Company. None of the executive officers serves as a member of the board of directors or a compensation committee of any entity that has one or more executive officers serving as a member of the Board or Compensation Committee.

COMPENSATION COMMITTEE REPORT

The Committee of the Board reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) with Company management. Based on this review and discussion, the Committee recommended to the Board that the CD&A be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 (“2020 Annual Report”), as incorporated by reference from this Proxy Statement.

The Committee operates pursuant to a charter that is available at www.investors.dupont.com/investors/dupont-investors/corporate-governance.

This report is submitted by the Committee.

Rajiv L. Gupta (Chair)

Franklin K. Clyburn, Jr.

Alexander M. Cutler

Frederick M. Lowery

Raymond J. Milchovich

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, the following information is provided about the relationship of the annual total compensation of the Company’s employees (other than the CEO) and the annual total compensation for the CEO, Edward D. Breen. For 2020:

•	The annual total compensation for the median employee was $88,338, and
•	The annual total compensation of the CEO, as reported in the Summary Compensation Table, was $12,869,436.

Based upon the calculation of compensation for both the CEO and the median employee, the estimated ratio of CEO pay to median employee pay for 2020 was 146:1.

The pay ratio presented above is a reasonable estimate. Because SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions, the pay ratio may not be comparable to the pay ratio reported by other companies.

Consistent with Instruction 2 to Item 402(u) of Regulation S-K, the applicable SEC rule, we may identify our median employee for purposes of providing the pay ratio disclosure once every three years and calculate and disclose total compensation for that employee each year; provided that, during the last completed fiscal year, there has been no change in the employee population or employee compensation arrangements that we reasonably believe would result in a significant change to the prior year’s CEO pay ratio disclosure. We reviewed the changes in our employee population and employee compensatory arrangements and determined there has been no change in our employee population or employee compensatory arrangements that would significantly impact the 2019 CEO pay ratio disclosure and ultimately require us to identify a new median employee for 2020. As a result, we used the same median employee for the 2020 CEO pay ratio as we did for the 2019 CEO pay ratio disclosure.

58

COMPENSATION DISCUSSION & ANALYSIS (continued)

The median employee was identified in 2019 from the population of all employees worldwide as of October 31, 2019 utilizing base pay rather than Summary Compensation Table compensation. The Company calculated annual base pay based on a reasonable estimate of hours worked during 2019 for hourly workers, and upon salary levels for the remaining employees. The Company used a valid statistical sampling methodology to identify employees who the Company expected to be paid within a 5% range of the median. The Company selected an employee from that group as the median employee for purposes of preparing the ratio of CEO pay to median employee pay and that employee was re-identified for the 2020 CEO pay ratio disclosure.

59

AGENDA ITEM 2: ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, the Company is asking stockholders to approve an advisory resolution on the Company’s executive compensation as reported in this Proxy Statement. As described in the CD&A section of this Proxy Statement, executive compensation programs are designed to attract and retain talent through the alignment of pay and financial interests of the executives with stockholder value creation.

As described in the CD&A section, the Compensation Committee believes the executive compensation programs create incentives for strong operational performance and for the long-term benefit of the Company.

Beginning in 2011, a “say on pay” advisory vote to approve executive compensation has been required for all U.S. public companies under Section 14A of the Exchange Act. Therefore, in accordance with the Exchange Act, and as a matter of good corporate governance, the Company is asking stockholders to approve the following non-binding advisory resolution at the 2020 Annual Meeting of Stockholders:

RESOLVED, that the stockholders of DuPont de Nemours, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narrative in the Proxy Statement for the Company’s 2021 Annual Meeting of Stockholders.

This advisory resolution is non-binding on the Board. Although non-binding, the Board and the Compensation Committee will review and carefully consider the voting results when evaluating the executive compensation programs.

The next “say on pay” advisory vote will occur at the Company’s 2022 Annual Meeting of Stockholders.

The Board of Directors unanimously recommends a vote FOR the approval of the Advisory Resolution to Approve Executive Compensation.

✓	AGENDA ITEM 2: ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION The Board of Directors recommends that you vote FOR this resolution.

60

AGENDA ITEM 3: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

RESOLVED, that the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2021, made by the Audit Committee with the concurrence of the Board, is hereby ratified.

Appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm. The Board concurs with, and recommends that stockholders ratify, the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the 2021 fiscal year. (The Company’s fiscal year is the twelve months ended December 31st). The appointment of PricewaterhouseCoopers LLP by the Audit Committee, on December 16, 2019, as the independent registered public accounting firm for the 2020 fiscal year, was ratified by the Company’s stockholders on May 27, 2020. PricewaterhouseCoopers LLP has served as the independent registered public accounting firm for the Company since 2019.

Audit Committee Process

Before making its determination on appointment, the Audit Committee carefully considers the qualifications and competence of candidates for the independent registered public accounting firm. For PricewaterhouseCoopers LLP, this has included a review of its performance in prior years, its independence and processes for maintaining independence, the results of the most recent internal quality control review or Public Company Accounting Oversight Board (“PCAOB”) inspection, the key members of the audit engagement team, the firm’s approach to resolving significant accounting and auditing matters including consultation with the firm’s national office, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee is responsible for the audit fee negotiations with PricewaterhouseCoopers LLP and the Audit Committee is directly involved in the selection of the lead engagement partner in conjunction with the mandated 5-year rotation of this position. Additional information may be found in the Audit Committee Report which follows this proposal and in the Audit Committee Charter available on the Company’s website at www.dupont.com/investors/corporate-governance.

Representatives of PricewaterhouseCoopers LLP will attend and be available to answer stockholder questions at the 2021 Meeting. PricewaterhouseCoopers LLP may make a statement at the 2021 Meeting if they wish.

In the event that the selection of PricewaterhouseCoopers LLP is not ratified by stockholders, the Audit Committee will take that into account in connection with any future decisions as to the selection of a firm to serve as the Company’s auditors, although by law the Audit Committee has final authority over the determination of whether to retain PricewaterhouseCoopers LLP or another firm at any time.

Audit Committee Pre-Approval Policy

To assure that the audit and non-audit services performed by the independent registered public accounting firm do not impair its independence in appearance or in fact, the Audit Committee has established policies and procedures requiring its pre-approval of all such services and associated fees.

The independent registered public accounting firm submits a report annually regarding the audit, audit-related, tax and other services it expects to render in the following year and the associated, forecasted fees to the Audit Committee for its approval. Audit services include the audit of the Company’s Consolidated Financial Statements, separate audits of its subsidiaries, services associated with regulatory filings and attestation services regarding the effectiveness of the Company’s internal controls over financial reporting. Audit-related services are assurance services that are reasonably related to the audit of the Company’s Consolidated Financial Statements or services

61

AGENDA ITEM 3: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

traditionally provided by the independent registered public accounting firm. Audit-related services include employee benefit plan audits; audits of carve-out financial statements related to divestitures; due diligence services regarding potential acquisitions or dispositions, including tax-related due diligence; internal control reviews and recommendations on internal control requirements, excluding those that are part of the financial statement audit; and agreed-upon or expanded audit procedures related to regulatory requirements. Tax services include selected tax compliance services, advice and recommendation with respect to issues such as tax audits and appeals, restructurings, mergers and acquisitions, and assistance regarding appropriate handling of items on the returns, required disclosures, elections and filing positions available to the Company. Other services include non-financial attestation, assessment and advisory services. The Audit Committee may delegate to one or more members, the authority to grant specific pre-approvals under this policy provided that any pre-approvals so made shall be reported to the full Audit Committee at its next meeting.

If a service has not been included in the annual pre-approval process, it must be specifically pre-approved by the Audit Committee. In situations where the cost of services is likely to exceed the approved fees, excluding the impact of currency, specific pre-approval is required. Requests for specific pre-approvals will be considered by the full Audit Committee. If that is not practical, then the Chair may grant specific pre-approvals when the estimated cost for the service or the increase in fees for a previously pre-approved service does not exceed $500,000. Any such pre-approvals are reported to the full Audit Committee at its next meeting.

Independent Registered Public Accounting Firm Fees

The Audit Committee pre-approved all services rendered by and associated fees paid to the Company’s independent public accounting firm PricewaterhouseCoopers LLP for the 2020 and 2019 fiscal years.

Type of Fees
	2020	2019
	$ in thousands	$ in thousands
Audit Fees (a)	$ 24,570	$ 33,845
Audit-Related Fees (b)	12,600	7,640
Tax Fees (c)	60	4,380
All Other Fees (d)	25	540

TOTAL	$ 37,255	$ 46,405

*

2020 fees include audit and audit-related fees related to the separation of the Nutrition & Biosciences Business on February 1, 2021. 2019 fees include audit, audit-related and tax fees related to the separation of the materials science business on April 1, 2019 and of the agriculture business on June 1, 2019, as well as fees billed to EID and Dow prior to the DWDP Distributions.

(a)

The aggregate fees billed are for the integrated audit of the Company’s annual financial statements and internal control over financial reporting, the reviews of the financial statements in quarterly reports on Form 10-Q, comfort letters, consents, statutory audits, and other regulatory filings.

(b)

The aggregate fees billed are primarily for audits of carve-out financial statements, assessment of controls relating to outsourced services, services supporting divestiture activities and agreed-upon procedures engagements.

(c)

PricewaterhouseCoopers LLP aggregate tax fees billed are primarily for tax compliance, tax audit assistance, and consultation and advice on business tax matters, including preparation of expatriate tax returns for Dow employees until the separation of the materials science business on April 1, 2019.

(d)	The aggregate fees billed are for miscellaneous consulting services.

✓	AGENDA ITEM 3: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM The Board of Directors recommends that you vote FOR this agenda item.

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AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to a charter that is available at https://www.investors.dupont.com/investors/dupont-investors/corporate-governance. All references to Committee in this report refer to the Audit Committee.

The Audit Committee of the Board is comprised entirely of independent directors who meet the independence, experience and other qualification requirements of the New York Stock Exchange (“NYSE”) and the Company. The Board has determined that all of the Committee members are financially literate and that Terrence M. Curtin, Eleuthère I. du Pont, Luther C. Kissam and Steven M. Sterin are audit committee financial experts as defined by the applicable standards.

The Audit Committee held nine meetings during 2020. Five meetings were regularly scheduled meetings that included, unless determined unnecessary by the Committee, separate executive sessions of the Committee with one or more of the independent registered public accounting firm’s lead client service partners, the internal auditor, the general counsel, management and among the Committee members themselves. Three meetings were related to the Company’s earnings announcements and periodic filings. One meeting related to the annual review of the DuPont finance function’s strategy regarding systems, operations, and human capital among other topics. Numerous other informal meetings and communications among various Committee members, the independent registered public accounting firm, the internal auditor and/or members of the Company’s management also occurred.

On behalf of the Board, the Committee oversees the Company’s financial reporting process and its internal control over financial reporting, areas for which management has the primary responsibility. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States and for issuing its report on the Company’s internal control over financial reporting.

In this context, the Committee has reviewed and discussed with management and the independent registered public accounting firm the audited financial statements, the quarterly unaudited financial statements, matters relating to the Company’s internal control over financial reporting and the processes that support certifications of the financial statements by the Company’s Chief Executive Officer and Chief Financial Officer.

Among other items, the Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the standards of the PCAOB. The Committee reviewed and discussed with the independent registered public accounting firm, the firm’s judgments as to the quality of the accounting principles applied in the Company’s financial reporting and the critical audit matters (‘‘CAMs’’) addressed in the audit and the relevant financial statement accounts or disclosures that relate to each CAM. The Committee has received from the independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with them their independence from the Company and its management. In addition, the Committee has received written materials addressing the independent registered public accounting firm’s internal quality control procedures and other matters as required by the NYSE listing standards.

Further, the Committee pre-approves and reviews audit, audit-related and permitted non-audit services provided by the independent registered public accounting firm and the related fees for such services pursuant to the Pre-Approval Policy. The Committee has pre-approved all services provided and fees charged by the independent registered public accounting firm to the Company and has concluded that such services are compatible with the auditors’ independence.

Relying on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board approved, that the audited financial statements and management’s report on internal control over financial reporting be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the U.S. Securities and Exchange Commission. The Committee has also selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company and its subsidiaries for 2021. The Board has concurred with that selection and has presented the matter to the stockholders of the Company for ratification.

This report is submitted by the Audit Committee.

Amy G. Brady

Ruby R. Chandy

Terrence R. Curtin

Eleuthère I. du Pont

Luther C. Kissam

Steven M. Sterin (Chair)

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AGENDA ITEM 4: APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO DECREASE THE OWNERSHIP THRESHOLD FOR STOCKHOLDERS TO CALL A SPECIAL MEETING

The Company’s Second Amended and Restated Certificate of Incorporation (“Existing Certificate”) currently provides that special meetings of stockholders may be called either by the Board or by the Executive Chairman of the Board or the Secretary at the request in writing of stockholders of the Company holding at least 25% of the outstanding stock of the Company entitled to vote on the matter or matters to be brought before the proposed special meeting.

As a result of the Board and Nomination and Governance Committee’s ongoing review of the Company’s corporate governance practices and after consideration of the voting outcome on a stockholder proposal submitted for the 2020 annual meeting of stockholders that sought a lower minimum ownership threshold for stockholders to be able to call special meetings of stockholders, the Board, upon the recommendation of the Nomination and Governance Committee, has determined that the Existing Certificate should be amended and restated to allow holders of 15% or more of the outstanding shares of the Company’s capital stock to call a special meeting of stockholders. Therefore, the Board has unanimously approved the Third Amended and Restated Certificate of Incorporation (the “Amended Certificate”), declared its advisability, and recommended approval of the Amended Certificate to our stockholders.

The Board believes that the proposed threshold of 15% for stockholders to call a special meeting strikes an appropriate balance between enhancing stockholder rights while not providing a mechanism for individual stockholders to pursue special interests that may be of little or no interest to most stockholders. The proposed threshold is also consistent with the proposition that special meetings should be reserved for those matters of such importance that they cannot, and should not, wait until the next annual meeting of stockholders.

The Board also believes that the proposed threshold, coupled with the Company’s current robust governance policies and practices, provide stockholders with numerous avenues to voice their opinions and ensure Board accountability and responsiveness to stockholder feedback. These avenues include the following:

•

Stockholders and other interested parties may communicate directly with the Board, the Executive Chairman, the lead independent director, or other outside directors in writing to such parties in care of the Secretary of the Company.

•	Directors are elected annually by stockholders and by a majority of votes cast. Directors not elected by a majority of votes cast are subject to the Company’s resignation policy.

•

Eligible stockholders are able to nominate directors through proxy access. The Nomination and Governance Committee uses the same process to evaluate director nominees recommended by stockholders as it does to evaluate nominees identified by other sources.

•	Stockholders have the right to submit proposals for inclusion in the Company’s proxy statement for consideration at an annual meeting (subject to SEC regulations).

•	Stockholders have the opportunity to vote annually on the advisory “say on pay” vote on executive compensation.

•	There are no supermajority voting provisions in the Company’s Existing Certificate, the proposed Amended Certificate or Bylaws.

If approved by stockholders at the Annual Meeting, the Amended Certificate will become effective upon filing with the Secretary of State of the State of Delaware, which the Company expects to occur promptly after the Annual Meeting.

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AGENDA ITEM 4: APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO DECREASE THE OWNERSHIP THRESHOLD FOR STOCKHOLDERS TO CALL A SPECIAL MEETING (continued)

Except as contemplated by this agenda item, the other provisions of the Existing Certificate will remain unchanged. If the Amended Certificate is not approved by stockholders, the Existing Certificate will remain in effect and the amendments reflected in the Amended Certificate will not be implemented.

The Board has also approved a corresponding amendment and restatement of the Company’s Bylaws (the “Amended Bylaws”) to lower the threshold for special meetings to 15%, contingent on the effectiveness of the Amended Certificate. If the Amended Certificate is approved by stockholders, the Amended Bylaws would become effective upon the filing of the Amended Certificate with the Secretary of State of the State of Delaware.

The proposed Amended Certificate is attached to this proxy statement as Appendix B.

✓

AGENDA ITEM 4: APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO DECREASE THE OWNERSHIP THRESHOLD FOR STOCKHOLDERS TO CALL A SPECIAL MEETING

The Board of Directors recommends that you vote FOR this agenda item.

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AGENDA ITEM 5: STOCKHOLDER PROPOSAL — RIGHT TO ACT BY WRITTEN CONSENT

Mr. Kenneth Steiner, 14 Stoner Avenue, 2M, Great Neck, NY 11021, who represents that he owns no less than 500 shares of the Company’s common stock, is the proponent of the following proposal. The proponent has advised us that a representative will present the proposal and related supporting statement at the Annual Meeting. The Company is not responsible for the content of the stockholder proposal or supporting statement.

Proposal 5—Adopt a Mainstream Shareholder Right—Written Consent

Shareholders request that our board of directors take such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. This includes shareholder ability to initiate any appropriate topic for written consent.

This proposal topic won 95%-support at Dover Corporation and 88%-support at AT&T.

A shareholder right to act by written consent still affords DuPont management strong deference for any lingering status quo management mentality during the current rapidly changing business environment. Any action taken by written consent would still need 70% supermajority approval from the shares that normally cast ballots at the DuPont annual meeting to equal a majority from the DuPont shares outstanding.

The right for shareholders to act by written consent is gaining acceptance as a more important right than the right to call a special meeting. The directors at Intel apparently thought they could divert shareholder attention away from written consent by making it less difficult for shareholders to call a special meeting. However Intel shareholders responded with greater support for written consent in 2019 compared to 2018.

And it takes 35% of the shares that typically vote at DuPont to call a special shareholder meeting.

The year 2020 marked the near extinction of in-person shareholder meetings. With the new style of tightly controlled online shareholder meetings everything is optional. For instance management reporting on the state of the company is optional. Also management answers to shareholder questions are optional even if management misleadingly asks for questions.

For instance Goodyear management hit the mute button right in the middle of a formal shareholder proposal presentation at its 2020 shareholder meeting to bar constructive shareholder criticism. And AT&T management would not allow any proponents of shareholder proposals to read their proposals by telephone at the 2020 AT&T online shareholder meeting during the pandemic.

Please see:

Goodyear’s virtual meeting creates issues with shareholder

https://www.crainscleveland.com/manufacturing/goodyears-virtual-meeting-creates-issues-shareholder

Please see:

AT&T investors denied a dial-in as annual meeting goes online

https://whbl.com/2020/04/17/att-investors-denied-a-dial-in-as-annual-meeting-goes-online/1007928/

Now more than ever shareholders need to have the option to take action outside of a shareholder meeting and send a wake-up call to management, if need be, since tightly controlled online shareholder meetings are a shareholder engagement wasteland.

Written consent allows shareholders to vote on important matters, such as electing new directors that can arise between annual meetings.

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AGENDA ITEM 5: STOCKHOLDER PROPOSAL — RIGHT TO ACT BY WRITTEN CONSENT (continued)

Please vote yes:

Company’s Statement and Recommendation

The Board recommends a vote AGAINST this agenda item.

The Board has considered this agenda item and concluded that its adoption is unnecessary given the Company’s current governance practices, and it is not in the best interests of the Company and its stockholders for the reasons stated below.

Under the Company’s Certificate of Incorporation, any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of stockholders of the Company and may not be effected by any consent in writing by such stockholders. The Company’s Certificate of Incorporation and Bylaws currently provide that special meetings of stockholders may be called by the Corporate Secretary at the request in writing of the holders of record of at least 25% of the outstanding stock of the Company entitled to vote. The Company has proposed Agenda Item 4 that, if approved by the stockholders, would amend the Company’s governing documents to lower the stock ownership threshold required for stockholders to call a special meeting from the current 25% threshold to 15%. The Board believes that the current mechanisms in place for stockholders to raise matters for consideration by the Company, together with the proposed lower stockholder ownership threshold for calling special meetings, are appropriate for the Company in light of its size and diverse stockholder base, and align with stockholder interests to a greater degree than action by written consent. In addition, the Company’s existing corporate governance practices ensure Board accountability and encourage stockholders to express their views to the Board.

The processes in place for stockholder meetings are designed to ensure that matters are presented and voted on in a fair, transparent and orderly manner. Prior to any annual or special meeting of stockholders, the Company is required to provide sufficient advance notice of the meeting and the matters to be voted upon along with fulsome disclosure about the proposed action. Such advance notice provides stockholders the opportunity to consider, discuss and deliberate on matters prior to voting based on accurate and complete information that has been circulated to the entire stockholder base. In contrast, adoption of the written consent proposal would permit a small group of stockholders (including short-term speculators) with no fiduciary duties to other stockholders to initiate action with no prior notice either to the other stockholders or to the Company, thus preventing all stockholders from having an opportunity to deliberate in an open and transparent manner, and to consider arguments for and against any action, including the Company’s position. The Company believes that stockholder meetings provide an important forum for stockholders to present, discuss and vote on proposals on an informed basis. The ability for stockholders to act by written consent is simply not appropriate for the Company given its size, diverse stockholder base and the potential for abuse by groups of self-interested stockholders.

In addition to stockholders’ right to call a special meeting with the proposed 15% threshold as described above and in Agenda Item 4, the following existing corporate governance practices ensure Board accountability and encourage stockholders to express their views:

•

Stockholders and other interested parties may communicate directly with the Board, the Executive Chairman, the lead independent director, or other outside directors in writing to such parties in care of the Corporate Secretary.

•	Directors are elected annually by stockholders and by a majority of votes cast. Directors not elected by a majority of votes cast are subject to the Company’s resignation policy.

•	Eligible stockholders are able to nominate directors through proxy access.

•	Stockholders have the right to submit proposals for inclusion in the Company’s proxy statement for consideration at an annual meeting (subject to SEC regulations).

•	Stockholders have the opportunity to vote annually on the advisory “say on pay” vote on executive compensation.

•	There are no supermajority voting provisions in the Company’s Certificate of Incorporation or Bylaws.

Such corporate governance practices have been designed to ensure Board accountability and stockholder engagement and are appropriate for the Company in light of its size and large stockholder base. The adoption of this agenda item is not in the best interests of our stockholders.

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AGENDA ITEM 6: STOCKHOLDER PROPOSAL — ANNUAL DISCLOSURE OF EEO-1 DATA

Mr. Scott M. Stringer, Comptroller of the City of New York, on behalf of the New York City Teachers’ Retirement System, New York City Employees’ Retirement System and the Board of Education Retirement System, 1 Centre Street, New York, New York 10007, which hold, in the aggregate, 988,748 shares of the Company’s common stock, is the proponent of the following proposal. The proponent has advised us that a representative will present the proposal and related supporting statement at the Annual Meeting. The Company is not responsible for the content of the stockholder proposal or supporting statement.

Proposal 6—Annual Disclosure of EEO-1 Data

RESOLVED: Shareholders request that the Board of Directors adopt a policy requiring DuPont de Nemours, Inc. (“DuPont”) to disclose on its website its Consolidated EEO-1 Report, which is a comprehensive breakdown of its workforce by race, ethnicity and gender that DuPont is required to submit annually to the U.S. Equal Employment Opportunity Commission (EEOC). DuPont shall annually disclose its EEO-1 Report no later than 60 days after its submission.

Supporting Statement

High-profile killings of Black men and women in 2020 highlighted the grave consequences of systemic racism in our society, sparked nationwide protests for racial justice, and prompted many companies to publicize their commitments to racial equity and diversity.

In a June 2nd tweet, Chairman/CEO Ed Breen announced: “[W]e’re saddened and angered by the senseless killings of George Floyd, Ahmaud Aubrey, Breonna Taylor and the far too many victims that preceded them... As DuPonters, we stand together to strongly condemn these acts and declare that racism and hate have no place in our world... We must... value diversity and allow everyone to be their best without fear or prejudice... [W]e commit to you we are in this together to establish a common ground that will bring forth a common good.”

We believe that demonstrable commitments to hire, equitably compensate, retain, and promote Black employees, other employees of color and women can contribute not only to a more just society, but to improved company performance. A May 2020 McKinsey study found that companies in the top quartile of gender diversity on executive teams were 25% more likely to experience above-average profitability than peer company diversity laggards, and that there is an even higher likelihood of outperformance among companies with more ethnically diverse executive teams (https://www.mckinsey.com/featured-insights/diversity-and-inclusion/diversity-wins-how-inclusion-matters).

The EEO-1 Report breaks down a company’s U.S. workforce by race, ethnicity and gender according to 10 employment categories, including senior management, (individuals within two reporting levels of the CEO.) Disclosure of this Report will provide investors with critical information, including:

•

Standardized, quantitative, and reliable data that is comparable across companies and industries, enabling investors to assess the representation of Black employees and other employees of color and women at various levels of the corporation;

•	Specific data on senior management diversity; and

•

Particularized data that allows investors to assess the representation of specific racial and ethnic groups by gender, such as Black female employees, in a job category – and to make meaningful, year-over-year comparisons.

DuPont’s 2020 GRI Index discloses only percentages for gender and separately, for an aggregate “Minority” group, across two company-specific employee categories. This extremely limited disclosure is not comparable, nor decision-useful for investors.

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AGENDA ITEM 6: STOCKHOLDER PROPOSAL — ANNUAL DISCLOSURE OF EEO-1 DATA (continued)

Disclosing its EEO-1 Report is a cost-effective means for DuPont to demonstrate its diversity performance—it already collects the data.

The proposal neither prevents nor discourages DuPont from disclosing any other information that management believes reflect its organizational structure or demonstrates its diversity.

Most S&P 100 companies disclose or have committed to disclose their EEO-1 Report beginning in 2021.

We ask shareholders to vote FOR this proposal.

Company’s Statement and Recommendation

The Board recommends a vote AGAINST this agenda item.

The Board has considered this agenda item and concluded that its adoption is unnecessary given the Company’s existing reporting data and active commitment to diversity and is not in the best interests of the Company and its stockholders for the reasons stated below.

Diversity and inclusion are key elements of our “respect for people” core value. After careful consideration, we believe that the Company is already addressing the principal concerns of this agenda item. We already disclose workforce diversity statistics in our annual sustainability report available on our website at https://www.dupont.com/about/sustainability.html. Further, we believe that the information contained in our sustainability report is a better representation of our view of diversity, and how we track progress towards achieving our goals, rather than EEO-1 data.

The information in our sustainability report includes a breakdown of our workforce by gender, age, and minority employees in a way that mirrors how we develop and evaluate our diversity, equality and inclusion strategies. Beginning in 2021, our sustainability report will include disaggregated data regarding race and ethnicity. This disaggregated data will utilize commonly accepted and well-understood categorizations for ethnicity and race, which match the designations used in the EEO-1 report. Additionally, we plan to provide a breakdown of our workforce that will not only include categories for our Board and senior leadership, but also further delineate our global workforce into well-understood categories such as management, professional, and non-exempt personnel. Our sustainability report also describes our goals for diversity and inclusion and outlines our efforts to improve our workforce representation and enhance our inclusive culture. These disclosures present a more useful comparison for our stockholders to review.

By contrast, EEO-1 data is based on a government form that categorizes our workforce into certain EEOC-mandated job categories that fail to account for company or industry-specific roles. As a result, there are several limitations to the data in the EEO-1 format. For example, the data is captured confidentially and voluntarily based on each individual’s interpretation of the form’s limited categories. In addition, the job categories included in the EEO-1 report are subject to interpretation and therefore may result in unreliable comparisons between us and other companies. Finally, since we are a global company, the EEO-1 report does not fully represent diversity within our company. For these reasons, EEO-1 data is neither informative nor is it an accurate measure of progress toward our goal of workplace diversity.

We believe that the information in our sustainability report provides more relevant disclosures of our current workforce diversity as well as our strategic vision for moving forward. For each initiative that we undertake, we believe it is more important—and more useful to us—to focus on taking meaningful steps towards creating a diverse and inclusive culture, which includes understanding the factors that enable or hinder inclusion at the Company, making changes to how we manage talent internally and our approaches to external recruiting. Some examples of this include:

•	cultivating diversity, equality and inclusion through ERG-centric activities;

•	utilizing survey data, interviews, focus groups and feedback from our ERGs to establish metrics for tracking progress against benchmark data; and

•	regularly assessing and frequently communicating diversity, equality and inclusion initiatives and progress.

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AGENDA ITEM 6: STOCKHOLDER PROPOSAL — ANNUAL DISCLOSURE OF EEO-1 DATA (continued)

Each of these avenues tells us whether we are making progress attracting a more diverse workforce and enhancing our inclusive culture, and when combined with the demographic data as disclosed in our sustainability report, are better indicators of our commitment to diversity and inclusion and the efforts we are making.

Although there is still work to do, we are proud of the progress we continue to make at the Company. Our commitment to diversity and inclusion continues to be acknowledged, including being recognized as a 2019 “Best Place to Work” by the Disability Equality Index for the fourth consecutive year, being included on the 2019 Bloomberg Gender-Equality Index for demonstrating a commitment to supporting gender equality and achieving a 100% rating from the Human Rights Campaign Corporate Equality Index for the sixth year in a row.

The Company’s commitment to diversity and inclusion is an essential element of our “respect for people” core value. Our sustainability report discloses helpful data and provides appropriate context to understand our commitment to diversity and inclusion and our progress against our commitments. Data contained in our EEO-1 report is not an accurate representation of our company and is subject to misinterpretation. For these reasons, the adoption of this agenda item is not in the best interests of our stockholders and we recommend a vote against this agenda item.

☒	AGENDA ITEM 6: STOCKHOLDER PROPOSAL – ANNUAL DISCLOSURE OF EEO-1 DATA The Board of Directors recommends that you vote AGAINST this agenda item.

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AGENDA ITEM 7: STOCKHOLDER PROPOSAL — ANNUAL REPORT ON PLASTIC POLLUTION

The following agenda item was submitted by As You Sow, 2150 Kittredge St., Suite 450, Berkeley, CA 94704, on behalf of John B & Linda C Mason Comm Prop (S), P.O. Box 2400, Park City, UT 84060, the proponent and beneficial owner of 169 shares of the Company’s common stock. The proponent has advised us that a representative will present the proposal and related supporting statement at the Annual Meeting. The Company is not responsible for the content of the stockholder proposal or supporting statement.

Proposal 7—Annual Report on Plastic Pollution

WHEREAS Plastic pollution is a global environmental crisis, and DuPont de Nemours is a leading producer of transportation and industrial plastics. Most plastic products originate from preproduction plastic pellets, or nurdles. Due to spills and poor handling procedures, pellets are routinely swept into waterways during production and transportation, and are increasingly found on beaches and shorelines.

Eleven million metric tons of plastics—including pellets—leak into oceans annually, causing fatalities in more than 800 marine species from ingestion, entanglement, suffocation, or drowning. Pellets are similar in size and shape to fish eggs and are often mistaken by marine animals for food. Plastic pellets can absorb toxins such as dioxins from water and transfer them to the marine food web and potentially to humans through consumption of seafood.

Plastic pellets are estimated to be the second largest direct source of microplastic pollution to the ocean by weight, with more than ten trillion spilled every year. More than two hundred pellet, flake, and powder spills have been reported to the National Response Center since reporting began. Plastic does $13 billion in damage to marine ecosystems annually. If no action is taken, oceans are expected to contain more plastic than fish by 2050.

Pellet spills create financial risk. Formosa Plastics Corporation USA recently paid a $50 million fine for emitting plastic pellets at its Texas facility. In August 2020, more than one billion pellets manufactured by Dow Chemical spilled into the Mississippi River. Frontier Logistics currently faces a federal lawsuit for violating the Clean Water Act and Resource Conservation and Recovery Act through the discharge of plastic pellets into Charleston Harbor and other connected waters.

DuPont is a member of Operation Clean Sweep, an industry program that encourages best practices to reduce pellet loss, but which provides no public reporting on spill incidents.

Given the severe biodiversity and economic impacts of plastic pollution described above, there is an urgent need to increase reporting on pellet spills and remediation. In the least two years, corporate peers, Chevron Phillips Chemical, ExxonMobil Chemical, Dow Chemical, and three others have agreed to public reporting of pellet spills. Such reporting is a necessary first step to the company realizing its 2030 goal to, “Integrate circular economy principles into our business models considering lifecycle impacts in the markets we serve.”

BE IT RESOLVED Shareholders request that the Board of Directors of DuPont issue an annual report to shareholders, beginning in 2021, at reasonable cost and omitting proprietary information, on plastic pollution. The report should disclose trends in the amount of plastic in various forms released to the environment by the company annually, and concisely assess the effectiveness of the company’s policies and actions to reduce the volume of the company’s plastic materials contaminating the environment.

Supporting statement: Proponent recommends that the report include discussion of loss prevention, cleanup and containment for all relevant categories of plastic materials released, regardless of whether they are pellets, powder, flake, granules, or other particles.

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AGENDA ITEM 7: STOCKHOLDER PROPOSAL — ANNUAL REPORT ON PLASTIC POLLUTION (continued)

Company’s Statement and Recommendation

The Board recommends a vote AGAINST this agenda item.

The Board has considered this agenda item and concluded that its adoption is unnecessary given the Company’s robust sustainability policies and programs and is not in the best interests of the Company and its stockholders for the reasons stated below.

We understand that plastic pollution is a global environmental issue and believe that the chemicals industry, among others, should develop policies and practices to address that issue. Currently, the Company drives sustainable practices throughout all its businesses. Reducing plastic waste, including plastics in the ocean, is a component of our sustainability strategy. For this reason, we are actively implementing Operation Clean Sweep® programs across our manufacturing sites. In addition to internal efforts and initiatives, we work with customers, members of Congress and others to support sustainability goals through the supply chain, including responsible handling of pellets, and to increase the reduction, reuse, recycling and recovery of plastic materials. For example, we have established an onsite recycling facility alongside our Tyvek® manufacturing lines in Luxembourg, which allows us to process and reuse Tyvek® production waste. To provide tangible circular benefits, we work with a global plastic converter to repurpose this waste as plastic cores around which Tyvek® can be wound.

We also maintain leadership roles in industry associations that are focused on enabling and encouraging the responsible handling of plastic products after their intended use and the reduction of plastic marine debris. The Company:

•

is an active member in the American Chemistry Council, which together with the Plastics Industry Association, jointly administer Operation Clean Sweep®, an international program designed to help keep plastic litter materials out of the marine environment;

•

is a founding member in the World Business Council for Sustainable Development, a global CEO-led organization of over 200 leading businesses working together to deliver impactful business solutions and accelerate the transition to a sustainable world;

•	helped create the Cefic (the European Chemical Industry Council) Mid Century Vision, which sets out a path for robust sustainability in the European chemical industry by 2050;

•

is a member of the World Resource Institute Corporate Consultative Group, a network of Fortune 500 companies working together to advance sustainable business practices, mitigate risks, and support sustainable growth; and

•

regularly engages government stakeholders on sustainability measures through meetings with member and jurisdictional committee staff, including the United States Senate Environmental and Public Works Committee and House Energy and Commerce Committee.

We are committed to transparent reporting on sustainability and environmental matters, and information about our sustainability practices can be found on our website at https://www.dupont.com/about/sustainability.html. We appreciate that plastic pollution, especially in the ocean, is a concern, including to our stockholders. That is why the Company is taking action to avoid pellet spills, increase plastic recycling, and prevent plastic waste from entering the environment. We believe those actions address the concerns and accomplish the objective of the proposal and that the annual reporting requested by the proposal is unnecessary and would consume time and resources that are best spent on executing the programs, processes and systems that are already in place to address the issue of plastic pollution.

For these reasons, the adoption of this agenda item is not in the best interests of our stockholders and we recommend a vote against this agenda item.

☒	AGENDA ITEM 7: STOCKHOLDER PROPOSAL – ANNUAL REPORT ON PLASTIC POLLUTION The Board of Directors recommends that you vote AGAINST this agenda item.

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ADDITIONAL INFORMATION

Future Stockholder Proposals

If you satisfy the requirements of the rules and regulations of the SEC and wish to submit a proposal to be considered for inclusion in the Company’s proxy materials for the 2022 Annual Meeting of Stockholders of DuPont de Nemours, Inc. (“2022 Meeting”), pursuant to Rule 14a-8, please send it to the Office of the Corporate Secretary. Under SEC Exchange Act Rule 14a-8, these proposals must be received no later than the close of business on November 12, 2021.

Future Annual Meeting Business

Under the Company’s Bylaws, if you wish to raise items of proper business directly at an annual meeting, including director nominations outside of the proxy access process, other than stockholder proposals presented under Rule 14a-8 for inclusion in the Company’s proxy materials, you must give advance written notification to the Office of the Corporate Secretary. For the 2022 Meeting, written notice must be received by the Office of the Corporate Secretary between the close of business on November 12, 2021, and the close of business on December 12, 2021. However, as provided in the Bylaws, different deadlines apply if the 2022 Meeting is called for a date that is not within 30 days before or after the anniversary of the Annual Meeting; in that event, written notice must be received by the Office of the Corporate Secretary no earlier than the close of business on the 120th day prior to the 2022 Meeting and no later than the close of business on the later of the 90th day prior to the 2022 Meeting or the 10th day following the date on which public disclosure of the date of such meeting is first made by the Company. Such notices must comply with the procedural and content requirements of the Bylaws. If notice of a matter is not received within the applicable deadlines or does not comply with the Bylaws, the chair of the annual meeting may refuse to introduce such matter. If a stockholder does not meet these deadlines or, does not satisfy the requirements of Rule 14a-4 of the Exchange Act, the persons named as proxies will be allowed to use their discretionary voting authority when and if the matter is raised at the annual meeting. The full text of the Bylaws is available at https://www.investors.dupont.com/investors/dupont-investors/corporate-governance.

Future Director Nominees through Proxy Access

Under the Company’s Bylaws, if you wish to nominate a director through proxy access, you must give advance written notification to the Office of the Corporate Secretary. For the 2022 Meeting, written notice must be received by the Office of the Corporate Secretary between the close of business on October 13, 2021, and the close of business on November 12, 2021. Such notices must comply with the procedural and content requirements of the Bylaws. The full text of the Bylaws is available at https://www.investors.dupont.com/investors/dupont-investors/corporate-governance. If the Amended Bylaws become effective as described in Agenda Item 4, the Amended Bylaws will be posted promptly at the same internet address location.

Multiple Stockholders with the Same Address

The SEC’s “householding” rules permit us to deliver only one notice or set of proxy materials to stockholders who share an address unless otherwise requested. This practice is designed to reduce printing and postage costs. If you are a registered stockholder and share an address with another stockholder and have received only one notice or one set of proxy materials, you may request a separate copy of these materials, and future materials, at no cost to you by writing to the Office of the Corporate Secretary. Alternatively, if you are currently receiving multiple copies of the notice or the proxy materials at the same address and wish to receive a single copy in the future, you may contact the Office of the Corporate Secretary. If you hold your stock with a bank or broker, you may revoke your consent to householding at any time by contacting Broadridge Financial Solutions Inc., 51 Mercedes Way, Edgewood, NY 11717, or by calling 1-866-540-7095. If you are a registered stockholder receiving multiple copies at the same address or if you have a number of accounts at a single brokerage firm, you may submit a request to receive a single copy in the future by contacting the Office of the Corporate Secretary. If you hold your stock with a bank or broker, contact Broadridge Financial Solutions Inc. at the address and telephone number provided above. The Company will promptly deliver to a stockholder who received one copy of proxy materials as the result of householding, a copy of the materials upon the stockholder’s written or oral request to the Office of the Corporate Secretary.

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ADDITIONAL INFORMATION (continued)

Electronic Delivery of Proxy Materials

Stockholders may request proxy materials be delivered to them electronically in 2022 by visiting https://enroll.icsdelivery.com/dd. This results in faster delivery of the documents and significant savings to the Company by reducing printing and mailing costs.

Copies of Proxy Materials and Annual Report

The Notice and Proxy Statement and Annual Report are posted on DuPont’s website at https://www.investors.dupont.com/investors/dupont-investors/filings-and-reports. and at www.proxyvote.com.

Copies of Corporate Governance Documents

The Certificate of Incorporation, Bylaws, Corporate Governance Guidelines, Director Code of Conduct, Code of Financial Ethics, board committee charters and other governance documents are posted on DuPont’s website at https://www.investors.dupont.com/investors/dupont-investors/corporate-governance. Stockholders may receive printed copies of each of these documents without charge by contacting the Office of the Corporate Secretary, 974 Centre Road, CRP Building 730, Wilmington, DE 19805.

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APPENDIX A

NON-GAAP RECONCILIATION

Overview

TDCC was determined to be the accounting acquirer in the DWDP Merger and as a result, EID’s assets and liabilities were reflected at fair value as of the close of the DWDP Merger. In connection with the Dow and Corteva Distributions, the historical results of Dow and Corteva for the applicable periods prior to the DWDP Distributions are reflected as discontinued operations in DuPont’s consolidated financial statements.

The unaudited pro forma financial information (discussed below) included herein include costs previously allocated to the materials science and agriculture businesses that did not meet the definition of expenses related to discontinued operations in accordance with Financial Accounting Standards Codification 205, “Presentation of Financial Statements” (“ASC 205”) and thus are reflected in the Company’s results of continuing operations. A significant portion of these costs relate to TDCC and consist of leveraged services provided through service centers, as well as other corporate overhead costs related to information technology, finance, manufacturing, research & development, sales & marketing, supply chain, human resources, sourcing & logistics, legal and communications, public affairs & government affairs functions. These costs are no longer incurred by the Company following the DWDP Distributions.

Non-GAAP Financial Measures

The below includes information that does not conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are considered non-GAAP measures. Management uses these measures internally for planning, forecasting and evaluating the performance of the Company, including allocating resources. DuPont’s management believes these non-GAAP financial measures are useful to investors because they provide additional information related to the ongoing performance of DuPont to offer a more meaningful comparison related to future results of operations. These non-GAAP financial measures supplement disclosures prepared in accordance with U.S. GAAP, and should not be viewed as an alternative to U.S. GAAP. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies. Definitions and reconciliations for these non-GAAP measures to U.S. GAAP are provided below. Financial measures contained herein are presented on the same basis as the 2020 Annual Report on Form 10-K.

Adjusted earnings per common share from continuing operations—diluted (“Adjusted EPS”), is defined as earnings per common share from continuing operations—diluted, excluding the after-tax impact of significant items, after-tax impact of amortization expense associated with intangibles acquired as part of the DWDP Merger and the after-tax impact of non-operating pension / OPEB benefits / charges. Although amortization of EID intangibles acquired as part of the DWDP Merger is excluded from these non-GAAP measures, management believes it is important for investors to understand that such intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in amortization of additional intangible assets. Pro forma adjusted earnings per common share from continuing operations—diluted (“Pro forma adjusted EPS”), is defined as pro forma earnings per common share from continuing operations—diluted, excluding the after-tax impact of significant items, after-tax impact of amortization expense associated with intangibles acquired as part of the DWDP Merger, after-tax impact of non-operating pension / other post-employment benefits (“OPEB”) benefits / charges and the after-tax impact of costs historically allocated to the materials science and agriculture businesses that did not meet the criteria to be recorded as discontinued operations. The year ended December 31, 2019 is presented on a pro forma basis.

Operating EBITDA, is defined as earnings (i.e. income (loss) from continuing operations before income taxes) before interest, depreciation, amortization, non-operating pension / OPEB benefits / charges, and foreign exchange gains / losses, adjusted to exclude significant items. Pro forma operating EBITDA, is defined as earnings (i.e. pro forma income (loss) from continuing operations before income taxes) before interest, depreciation, amortization, non-operating pension / OPEB benefits / charges, and foreign exchange gains / losses, excluding the impact of

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costs historically allocated to the materials science and agriculture businesses that did not meet the criteria to be recorded as discontinued operations and adjusted to exclude significant items. The year ended December 31, 2019 is presented on a pro forma basis.

Significant items are items that arise outside the ordinary course of the Company’s business that management believes may cause misinterpretation of underlying business performance, both historical and future, based on a combination of some or all of the item’s size, unusual nature and infrequent occurrence. Management classifies as significant items certain costs and expenses associated with integration and separation activities related to transformational acquisitions and divestitures as they are considered unrelated to ongoing business performance.

Organic Revenue is defined as net sales excluding non-core, adjusted for the change in currency from forecast and the change in portfolio from forecast.

Unaudited Pro Forma Financial Information

In order to provide the most meaningful comparison of results of operations and results by segment, supplemental unaudited pro forma financial information has been prepared. The unaudited pro forma financial information (the “pro forma financial statements”) is derived from DuPont’s Consolidated Financial Statements and accompanying notes, adjusted to give effect to certain events directly attributable to the DWDP Distributions and DWDP Financings (as defined below). In contemplation of the DWDP Distributions and to achieve the respective credit profiles of each of DuPont, Dow, and Corteva, in the fourth quarter of 2018, DowDuPont consummated a public underwritten offer of eight series of senior unsecured notes (the “2018 Senior Notes”) in the aggregate principal amount of $12.7 billion and entered into a term loan agreement consisting of two term loan facilities (the “Term Loan Facilities”) in the aggregate principal amount of $3.0 billion. In May 2019, the funds from the Term Loan Facilities were drawn, along with the issuance of approximately $1.4 billion in commercial paper (the “Funding CP Issuance” together with the 2018 Senior Notes and Term Loan Facilities, the “DWDP Financings”). The net proceeds from the DWDP Financings together with cash from operations were used to fund cash contributions to Dow and Corteva, and DowDuPont’s $3.0 billion share repurchase program which was completed in the first quarter of 2019 (the “Share Repurchase Program”).

The pro forma financial statements were prepared in accordance with Article 11 of Regulation S-X. The historical consolidated financial information has been adjusted to give effect to pro forma events that are (1) directly attributable to the DWDP Distributions and the DWDP Financings (collectively the “DWDP Transactions”), (2) factually supportable and (3) with respect to the Consolidated Statements of Operations, expected to have a continuing impact on the results. The unaudited pro forma Statements of Operations for the year ended December 31, 2019 give effect to the pro forma events as if they had been consummated on January 1, 2018. There were no pro forma adjustments for the three or twelve months ended December 31, 2020 and for the three months ended December 31, 2019.

Restructuring or integration activities or other costs following the DWDP Distributions that may be incurred to achieve cost or growth synergies of DuPont are not reflected. The pro forma financial statements provide stockholders with summary financial information and historical data that is on a basis consistent with how DuPont reports current financial information.

The pro forma financial statements were prepared for informational purposes only, and do not purport to represent what DuPont’s results of operations or financial position would have been had the DWDP Transactions occurred on the dates indicated, nor do they purport to project the results of operations or financial position for any future period or as of any future date.

The pro forma financial statements referenced are included in the Company’s Form 10-K filed with the SEC on February 12, 2021.

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Significant Items Impacting Results(1)

In millions, except per share amounts (unaudited)	Net Income(2)		EPS-DILUTED(3)

TWELVE MONTHS ENDED DECEMBER 31,	2020	2019	2020	2019

	As Reported	Pro Forma	As Reported	Pro Forma
Reported Results (GAAP):	$(2,902)	$(552)	$(3.95)	$(0.74)
- Significant Items:
Integration and separation costs	(477)	(895)	(0.65)	(1.21)
Restructuring and asset-related charges - net	(647)	(242)	(0.88)	(0.32)
Goodwill impairment charge	(3,214)	(1,173)	(4.37)	(1.57)
Gain on divestiture	338	-	0.46	-
Net charge related to a joint venture	-	(158)	-	(0.21)
N&B financing fee amortization	(72)		(0.10)
Income tax related items	140	(128)	0.19	(0.17)
Total significant items	$(3,932)	$(2,596)	$(5.35)	$(3.48)
- DWDP Merger related amortization of intangibles	(1,469)	(660)	(1.99)	(0.88)
- Non-op pension / OPEB benefit	25	67	0.03	0.08
- Costs historically allocated to the materials science and agriculture businesses	-	(197)	-	(0.26)
Adjusted results (Non-GAAP)	$2,474	$2,834	$3.36	$3.80

(1)

See Note 23 to the Consolidated Financial Statements contained in the Company’s 2020 Annual Report on Form 10-K and the schedules to the Company’s Current Report on Form 8-K filed on February 9, 2021 for additional information related to significant items impacting results.

(2)

“Net (loss) income from continuing operations available for DuPont common stockholders” / Pro forma “Net (loss) income from continuing operations available for DuPont common stockholders.” The income tax effect on significant items is calculated based upon the enacted tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

(3)	“Earnings per common share from continuing operations –diluted.” / Pro forma “Earnings per common share from continuing operations –diluted.”

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Common Shares – Diluted

U.S. GAAP Share Count

In millions (unaudited)

TWELVE MONTHS ENDED DECEMBER 31,	2020	2019
Weighted average common shares - basic	735.5	746.3
+ Dilutive effect of equity compensation plans	-	-
Weighted average common shares - diluted	735.5	746.3

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Reconciliation of “Loss from continuing operations, net of tax” to “Operating EBITDA”

In millions (unaudited)

TWELVE MONTHS ENDED DECEMBER 31,	2020	2019

	As Reported	Pro Forma
Loss from continuing operations after income taxes (GAAP)	$(2,874)	$(522)
+ (Benefit from) Provision for income taxes on continuing operations	(23)	170
Loss from continuing operations before income taxes	$(2,897)	$(352)
+ Depreciation and amortization	3,094	2,066
- Interest income	10	55
+ Interest expense	674	697
- Non-operating pension/OPEB benefit	32	74
- Foreign exchange gains (losses), net	(56)	(110)
+ Costs historically allocated to the materials science and agriculture businesses	-	256
- Adjusted significant items	(4,157)	(2,992)
Operating EBITDA (Non-GAAP)	$5,042	$5,640
- Non-Core Operating EBITDA	168	512
- Corporate Operating EBITDA	(126)	(157)
Operating EBITDA of Businesses (Non-GAAP)	$5,000	$5,285

Reconciliation of “Net Sales” to “Organic Revenue”

In millions (unaudited)

TWELVE MONTHS ENDED DECEMBER 31,	2020
Net sales (GAAP):	$20,397
- Non-Core	1,342
- Change in Currency	1
- Change in Portfolio	136
Organic Revenue (Non-GAAP):	$18,918

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APPENDIX B

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

DUPONT DE NEMOURS, INC.

DuPont De Nemours, Inc. (hereinafter called the “Company”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

FIRST: The original Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on December 9, 2015 under the name Diamond-Orion HoldCo, Inc.

SECOND: The Amended and Restated Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on August 31, 2017 under the name DowDuPont, Inc.

THIRD: The Second Amended and Restated Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on May 31, 2019.

FOURTH: This Third Amended and Restated Certificate of Incorporation has been duly adopted by the Company in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware and has been approved by the requisite vote of the stockholders of the Company in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

FIFTH: This Third Amended and Restated Certificate of Incorporation amends, restates and integrates the provisions of the Company’s Second Amended and Restated Certificate of Incorporation.

SIXTH: The text of the Second Amended and Restated Certificate of Incorporation of the Company is hereby amended and restated to read in its entirety as follows:

ARTICLE I

NAME

The name of the Company is DuPont de Nemours, Inc.

ARTICLE II

REGISTERED OFFICE AND AGENT

The address of the registered office of the Company in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle 19801. The name of its registered agent at that address is The Corporation Trust Company.

ARTICLE III

PURPOSE AND POWERS

The purpose of the Company is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the General Corporation Law of the State of Delaware. The Company shall have all powers that may now or hereafter be lawful for a corporation to exercise under the General Corporation Law of the State of Delaware.

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ARTICLE IV

CAPITAL STOCK

(A)    Classes of Stock. The total number of shares of stock of all classes of capital stock that the Company is authorized to issue is 1,916,666,667 shares. The authorized capital stock is divided into 250,000,000 shares of preferred stock having a par value of $0.01 per share (hereinafter, the “Preferred Stock”) and 1,666,666,667 shares of common stock having a par value of $0.01 per share (hereinafter, the “Common Stock”).

(B)    Preferred Stock.

1.    Shares of Preferred Stock of the Company may be issued from time to time in one or more series, the shares of each series to have such voting powers, full or limited, if any, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as are stated and expressed herein or in the resolution or resolutions providing for the issue of such series, adopted by the Board of Directors as hereinafter provided.

2.    Authority is hereby expressly granted to the Board of Directors of the Company, subject to the provisions of this Article IV and to the limitations prescribed by the General Corporation Law of the State of Delaware, to authorize by resolution or resolutions from time to time the issuance of one or more series of Preferred Stock out of the authorized but unissued shares of Preferred Stock and with respect to each such series to fix, by filing a certificate of designation pursuant to the General Corporation Law of the State of Delaware setting forth such resolution or resolutions and providing for the issuance of such series, the voting powers, full or limited, if any, of the shares of such series and the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, the determination or fixing of the following:

(i)    the designation of such series;

(ii)    the number of shares of such series, which number the Board of Directors may thereafter (except where otherwise provided in the certificate of designation for such series) increase or decrease (but not below the number of shares of such series then outstanding);

(iii)    the dividend rate, if any, payable to holders of shares of such series, any conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock or any other series of any class of stock of the Company, and whether such dividends shall be cumulative or non-cumulative;

(iv)    whether the shares of such series shall be subject to redemption by the Company, in whole or in part, at the option of the Company or of the holder thereof, and, if made subject to such redemption, the times, prices, form of payment and other terms and conditions of such redemption;

(v)    the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

(vi)    whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes of any stock or any other series of any class of stock of the Company or any other security, and, if provision is made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchanges;

(vii)    the extent, if any, to which the holders of shares of such series shall be entitled to vote generally, with respect to the election of directors, upon specified events or otherwise;

(viii)    the restrictions, if any, on the issue or reissue of any additional Preferred Stock; and

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(ix)    the rights and preferences of the holders of the shares of such series upon any voluntary or involuntary liquidation or dissolution of, or upon the distribution of assets of, the Company.

Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior to, rank equally with or be junior to any other series of Preferred Stock to the extent permitted by law and the terms of any other series of Preferred Stock.

(C)    Common Stock. All shares of Common Stock of the Company shall be of one and the same class, shall be identical in all respects and shall have equal rights, powers and privileges. Except as otherwise provided for by resolution or resolutions of the Board of Directors pursuant to this Article IV with respect to the issuance of any series of Preferred Stock or by the General Corporation Law of the State of Delaware, the holders of outstanding shares of Common Stock shall have the exclusive right to vote on all matters requiring stockholder action. On each matter on which holders of Common Stock are entitled to vote, each outstanding share of such Common Stock will be entitled to one vote. Subject to the rights of holders of any series of outstanding Preferred Stock, holders of shares of Common Stock shall have equal rights of participation in the dividends and other distributions in cash, stock or property of the Company when, as and if declared thereon by the Board of Directors from time to time out of assets or funds of the Company legally available therefor and shall have equal rights to receive the assets and funds of the Company available for distribution to stockholders in the event of any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary.

ARTICLE V

BOARD OF DIRECTORS

(A)    Power of the Board of Directors. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors. In furtherance, and not in limitation, of the powers conferred by the laws of the State of Delaware, the Board of Directors shall be expressly authorized to:

1.    determine the rights, powers, duties, rules and procedures that affect the power of the Board of Directors to manage and direct the business and affairs of the Company;

2.    establish one or more committees of the Board of Directors, by the affirmative vote of a majority of the entire Board of Directors, to which may be delegated any or all of the powers and duties of the Board of Directors to the fullest extent permitted by law; and

3.    exercise all such powers and do all such acts as may be exercised by the Company, subject to the provisions of the laws of the State of Delaware, this Certificate of Incorporation, and the Amended and Restated Bylaws of the Company (as the same may be amended and/or restated from time to time, the “Bylaws”).

B.    Number of Directors. The number of directors constituting the entire Board of Directors shall be fixed from time to time exclusively by a vote of a majority of the entire Board of Directors in the manner provided in the Bylaws. As used in this Certificate of Incorporation, the term “entire Board of Directors” means the total authorized number of directors that the Company would have if there were no vacancies.

C.    Vacancies. Except as otherwise required by law and subject to the rights of the holders of any class or series of Preferred Stock to elect directors, any vacancies on the Board of Directors for any reason, including from the death, resignation, disqualification or removal of any director, and any newly created directorships resulting by reason of any increase in the number of directors shall be filled exclusively by the Board of Directors, acting by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum, or by a sole remaining director, and shall not be filled by stockholders. Any directors elected to fill a vacancy shall hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified.

B-3

D.    Removal of Directors. Except as otherwise required by law and subject to the rights of the holders of any class or series of Preferred Stock, any director, or the entire Board of Directors, may be removed from office at any time, with or without cause only by the affirmative vote of the holders of a majority of the voting power of all of the shares of capital stock of the Company then entitled to vote generally in the election of directors, voting as a single class.

ARTICLE VI

LIMITATION OF LIABILITY AND INDEMNIFICATION

A.    Limitation of Liability of Directors. A Director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a Director to the fullest extent permitted by the General Corporation Law of Delaware as the same now exists or hereafter may be amended. No repeal or modification of this Article VI shall apply or have any adverse effect on any right or protection of, or any limitation of the liability of, any person entitled to any right or protection under this Article VI existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

B.    Indemnification. Directors, officers, employees and agents of the Company may be indemnified by the Company to the fullest extent as is permitted by the laws of the State of Delaware as it presently exists or may hereafter be amended and as the Bylaws may from time to time provide.

ARTICLE VII

STOCKHOLDER ACTION

A.    Action by Written Consent. Any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of stockholders of the Company and may not be effected by any consent in writing by such stockholders; provided, however, that any action required or permitted to be taken by the holders of any series of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable certificate of designation for such series of Preferred Stock.

B.    Special Meetings. Except as otherwise required by law and subject to the rights of the holders of any class or series of Preferred Stock, special meetings of stockholders of the Company: (1) may be called by the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors, upon motion of a director, and (2) shall be called by the Chairman of the Board of Directors or the Secretary of the Company upon a written request from stockholders of the Company holding at least fifteen percent of the voting power of all the shares of capital stock of the Company then entitled to vote on the matter or matters to be brought before the proposed special meeting that complies with such procedures for calling a special meeting of stockholders as may be set forth in the Bylaws, as may be amended from time to time.

ARTICLE VIII

AMENDMENT OF BYLAWS

A.    Amendment by the Board of Directors. In furtherance, and not in limitation, of the powers conferred upon it by law, the Board of Directors is expressly authorized and empowered to amend, alter, change, adopt or repeal the Bylaws of the Company; provided, however, that no Bylaws hereafter adopted shall invalidate any prior act of the directors that would have been valid if such Bylaws had not been adopted.

B.    Amendment by Stockholders. In addition to any requirements of the General Corporation Law of the State of Delaware (and notwithstanding the fact that a lesser percentage may be specified by the General Corporation Law of the State of Delaware), unless otherwise specified in the Bylaws, the affirmative vote of the holders of a majority of all of the shares of capital stock of the Company then entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders of the Company to amend, alter, change, adopt or repeal any Bylaws of the Company.

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ARTICLE IX

AMENDMENT OF CERTIFICATE OF INCORPORATION

The Company hereby reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and any other provisions authorized by the General Corporation Law of Delaware may be added or inserted, in the manner now or hereafter prescribed by the General Corporation Law of Delaware, and all rights, preferences and privileges of whatsoever nature conferred on stockholders, directors or any other persons whomsoever therein granted are subject to this reservation.

IN WITNESS WHEREOF, the undersigned has duly executed this Third Amended and Restated Certificate of Incorporation.

DUPONT DE NEMOURS, INC.

By:

Name:

Title:

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VOTE BY INTERNET Before The Meeting – Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on the cut-off date (see reverse side). Have your proxy card in hand when you access the website and follow the instructions DUPONT DE NEMOURS, INC. to cast your vote. ATTN: OFFICE OF THE CORPORATE SECRETARY 974 CENTRE ROAD, CRP BUILDING 730 During The Meeting – Go to www.virtualshareholdermeeting.com/DD2021 WILMINGTON, DE 19805 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on the cut-off date (see reverse side). Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes must be received by the cut-off date (see reverse side). TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D35512-P50199-Z79204 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY DUPONT DE NEMOURS, INC. The Board of Directors recommends that you vote FOR all director nominees in Agenda Item 1, and FOR Agenda Items 2, 3 and 4. 1. Election of Directors Nominees: For Against Abstain 1a. Amy G. Brady For Against Abstain 1b. Edward D. Breen 2. Advisory Resolution to Approve Executive Compensation 3. Ratification of the appointment of PricewaterhouseCoopers LLP as the 1c. Ruby R. Chandy Company’s independent registered public accounting firm for 2021 1d. Franklin K. Clyburn, Jr. 4. Amendment and Restatement of the Company’s Certificate of Incorportion to Decrease the Ownership Threshold for Stockholders to Call a Special Meeting 1e. Terrence R. Curtin The Board of Directors recommends that you vote AGAINST the following Stockholder Proposals: 1f. Alexander M. Cutler 5. Right to Act by Written Consent 1g. Eleuthère I. du Pont 6. Annual Disclosure of EEO-1 Data 1h. Luther C. Kissam 7. Annual Report on Plastic Pollution 1i. Frederick M. Lowery NOTE: The undersigned authorizes the proxies to vote in their discretion on such other matters as may properly come before the meeting or any adjournment thereof. 1j. Raymond J. Milchovich 1k. Deanna M. Mulligan 1l. Steven M. Sterin Please sign exactly as name appears hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. All holders must sign. If a corporation, sign the full corporate name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held April 28, 2021: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. YOUR VOTE IS IMPORTANT. PLEASE VOTE THE SHARES AS SOON AS POSSIBLE. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. D35513-P50199-Z79204 DUPONT DE NEMOURS, INC. Annual Meeting of Stockholders April 28, 2021, 1:00 PM Eastern Time This Proxy is Solicited on Behalf of the Board of Directors. The undersigned hereby appoints A. M. Cutler and E. D. Breen or any of them, each with power of substitution, as proxies for the undersigned to vote all shares of Common Stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on April 28, 2021, and any adjournment or postponement thereof, as hereinafter specified and, in their discretion, upon such other matters as may properly come before the Meeting. The undersigned hereby revokes all proxies previously given. Such proxies are directed to vote as specified on the reverse side, or if no specification is made, FOR all director nominees in Agenda Item 1, FOR Agenda Items 2, 3 and 4, and AGAINST Stockholder Proposals 5, 6 and 7, and to vote in accordance with their discretion on such other matters as may properly come before the Meeting and at any adjournment or postponement of the Meeting. To vote in accordance with the DuPont Board of Directors’ recommendations, just sign and date on the reverse side; no voting boxes need to be checked. NOTICE TO PARTICIPANTS IN EMPLOYEES’ SAVINGS PLANS If you are a participant in certain employee savings plans, a trustee for the relevant employee savings plan may vote, as directed by the plan fiduciary or by an independent fiduciary selected by the plan fiduciary, all shares held in the plan for which no voting instructions are received. Other shares owned by you will be voted only if you sign and return a proxy card or vote by Internet or telephone. The cut-off date for shares held in employee savings plans is April 23, 2021. The cut-off date for all other shares is April 27, 2021. Continued and to be signed on reverse side